                                                                    EXHIBIT 10.9

                    DATE OF LEASE EXECUTION: August 4th, 2005
                          (To be completed by Landlord)

                                    ARTICLE I
                                 REFERENCE DATA

1.1   SUBJECTS REFERRED TO:

      Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

LANDLORD:           MCC3, LLC, a Delaware limited liability company

MANAGING AGENT:     Spaulding and Slye LLC

LANDLORD'S ADDRESS: c/o Spaulding and Slye LLC
                    255 State Street
                    Boston, MA 02109
                    Attn: Chief Financial Officer

                    with a copy of all notices to:

                    Spaulding and Slye LLC
                    1717 Pennsylvania Avenue, N.W.
                    Washington, DC 20006
                    Attn: Director of Property Management

                          and

                    New Boston Fund, Inc.
                    60 State Street
                    Suite 1500 Boston, MA 02109
                    Attn: Jerome L. Rappaport, Jr.

LANDLORD'S REPRESENTATIVE: Sue Kravitz

TENANT:             Vanda Pharmaceuticals, Inc., a Delaware Corporation

TENANT'S ADDRESS (FOR NOTICE AND BILLING):

                    Before Commencement Date:

                    Vanda Pharmaceuticals, Inc.
                    9620 Medical Center Drive, Suite 201
                    Rockville, MD 20850
                    Attn: Chip Clark

                    After Commencement Date:

                    Vanda Pharmaceuticals, Inc.
                    9605 Medical Center Drive
                    Rockville, MD 20850
                    Attn: Chip Clark
                    with a copy of all notices to:

                    Looney, Cohen, Reagan & Aisenberg LLP
                    109 State Street, 2nd Floor
                    Boston, MA 02109
                    Attn: James H. Cohen, Esq.

TENANT'S REPRESENTATIVE: Chip Clark

BUILDING: The building located on the parcel of land described in Exhibit A hereto. References in the Lease to "Base Building" mean the Building shell including base Building mechanical, electrical and plumbing systems (other than the horizontal distribution lines, ducts or equipment); main lobby and elevator lobbies on the first floor, but excluding all leased or leasable areas within the Building. A more detailed description of the Building Standard Completed Shell is set forth in Part 1 of Exhibit C hereto.

BUILDING ADDRESS: 9605 Medical Center Drive, Rockville, MD 20850

RENTABLE FLOOR AREA OF TENANT'S SPACE: Approximately 17,002 square feet, measured in accordance with Section 10.24 hereof.

TOTAL RENTABLE FLOOR AREA OF THE BUILDING: Approximately 115,691 square feet, measured in accordance with Section 10.24 hereof.

TENANT'S DESIGN COMPLETION DATE: See Exhibit C - Part I

SCHEDULED TERM COMMENCEMENT DATE: January 1, 2006

TERM EXPIRATION DATE: June 30, 2016 or if the Commencement Date occurs other than January 1, 2006, then the Term Expiration Date shall be the last day of the 126th full calendar month of the Term.

APPROXIMATE TERM: Ten (10) years, six (6) months

ANNUAL RENT: $421,770.00 (triple net) for the first Lease Year (subject to an annual adjustment as provided in Section 4.1), computed as follows:

  $23.00 p.r.s.f. X 17,002 rentable square feet   =     $391,046.00 (the "Base Annual Rent")
+ $ 1.81 p.r.s.f. X 17,002 rentable square feet   =     $ 30,773.62 (the "Additional Allowance Charge")
                                                        -----------
                                                  =     $421,819.62 Annual Rent
                                                        ===========

ANNUAL ELECTRICAL COST: As provided in Section 4.4.

SECURITY DEPOSIT: $430,230.00

GUARANTOR: N/A

TENANT ALLOWANCE: In accordance with Section 3.5, Tenant shall receive an allowance for design and construction of improvements in accordance with
      Section 3.1 (a) in up to 2,578 square feet of the Premises to be used as a wet laboratory (the "Lab Space") not to exceed the sum of (i) $40.00 p.r.s.f. of the Lab Space (the "Tenant Allowance"), plus (ii) at Tenant's option, up to an additional $70.00 p.r.s.f. of Lab Space (the "Additional Allowance"). Landlord shall complete improvements in the remainder of the Premises (the "Office Space") on a turnkey basis as provided in Section 3.1(b). The costs incurred by Landlord in connection with the design and construction of improvements in the Office Space are herein sometimes referred to as the "Turnkey Costs." The Additional Allowance shall be amortized with interest thereon at twelve percent (12%) per annum over the first ten (10) Lease Years, and the amount amortized each Lease Year (herein referred to as the "Additional Allowance Charge") shall be added to Annual Rent payable by Tenant as herein provided. If Landlord does not provide the entire Additional Allowance to pay costs of completing laboratory space as herein provided, the amount of the Additional Allowance actually provided by Landlord shall be confirmed by Landlord and Tenant on the Lease Commencement Date Agreement and the Additional Allowance Charge p.r.s.f. shall be reduced to reflect the actual amount of Additional Allowance actually provided by Landlord, using the applicable interest rate and amortization period, and the Annual Rent shall be adjusted accordingly. Tenant shall have the option to prepay any or all of the Additional Allowance prior to the expiration or earlier termination of this Lease without penalty or additional finance charge on the amount so prepaid.

TENANT'S SHARE: Tenant's Share shall be equal to a fraction, the numerator of which shall be the Rentable Floor Area of Tenant's Space (as the same may be increased or decreased in accordance with this Lease) and the denominator of which shall be the Total Rentable Floor Area of the Building.

PERMITTED USES: Office and laboratory use (including development and testing, including genetic testing, of pharmaceutical drugs, but excluding human or animal testing) allowable per applicable law only and no other use.

PUBLIC LIABILITY INSURANCE: SINGLE OCCURRENCE: $5,000,000
                            AGGREGATE: $10,000,000

LEASE YEAR: For all purposes of this Lease, the term "Lease Year" shall mean any period of twelve consecutive calendar months during the Term of this Lease which begins on the Commencement Date or an anniversary thereof, provided, however, that if the Commencement Date does not occur on the first day of a month, then the term "Lease Year" shall mean any period of twelve consecutive calendar months during the Term of this Lease beginning on the first day of the next calendar month following the Commencement Date, and the first Lease Year shall also include the period between the Commencement Date and the first day of such succeeding calendar month and provided further that the last Lease Year shall terminate on the Term Expiration Date or such earlier date on which the Lease may be terminated.

SPECIAL PROVISIONS: Provided Tenant is not in default hereunder, one half of each monthly installment of Base Annual Rent due for the first twelve
          (12) months of the initial Term shall be abated. The Security Deposit, whether in cash or in substantially the form of the letter of credit attached hereto as Exhibit I (the "Letter of Credit"), shall be due upon the execution of this Lease by Tenant.

1.2   EXHIBITS.

      The exhibits and appendix listed below in this section are incorporated in this Lease by reference and are to be construed as part of this Lease:

EXHIBIT A    Legal Description of Lot
EXHIBIT B    Part I - Plan Showing Tenant's Space
             Part II - First Offer Space
EXHIBIT C    Part I - Building Standard Completed Shell
             Part II - Office Space Plan
             Part III- Milestone Schedule
EXHIBIT D    Landlord's Services
EXHIBIT E    Rules and Regulations
EXHIBIT F    Intentionally Omitted
EXHIBIT G    Form of Estoppel Certificate

EXHIBIT H    Form of Lease Commencement Date Agreement
EXHIBIT I    Form of Acceptable Letter of Credit
EXHIBIT J    Form of Mortgagee Subordination and Nondisturbance Agreement
EXHIBIT K    Form of Ground Lessor Nondisturbance and Attornment Agreement
APPENDIX A   Method of Measurement

1.3   TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
ARTICLE I       REFERENCE DATA .........................................   1

        1.1     SUBJECTS REFERRED TO: ..................................   1

        1.2     EXHIBITS ...............................................   3

        1.3     TABLE OF CONTENTS.......................................   5

ARTICLE II      PREMISES AND TERM ......................................   8

        2.1     PREMISES ...............................................   8

        2.2     TERM....................................................   8

        2.3     OPTION TO EXTEND .......................................   8

        2.4     RIGHT TO CANCEL ........................................   9

        2.5     RIGHT OF FIRST OFFER ...................................  10

        2.6     OPTION TO EXPAND .......................................  11

ARTICLE III     CONSTRUCTION ...........................................  12

        3.1     INITIAL CONSTRUCTION ...................................  12

        3.2     PREPARATION OF PREMISES FOR OCCUPANCY ..................  14

        3.3     GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION ..........  16

        3.4     REPRESENTATIVES ........................................  16

        3.5     TENANT ALLOWANCE .......................................  16

        3.6     LEASE COSTS ............................................  17

ARTICLE IV      RENT ...................................................  17

        4.1     RENT....................................................  17

        4.2     OPERATING COSTS ........................................  18

        4.3     REAL ESTATE TAXES ......................................  22

        4.4     REFUNDS ................................................  24

        4.5     ELECTRICITY.............................................  24

        4.6     CHANGE OF FISCAL YEAR ..................................  25

        4.7     PAYMENTS ...............................................  25

ARTICLE V       LANDLORD'S COVENANTS ...................................  25

        5.1     LANDLORD'S COVENANTS DURING THE TERM....................  25

                5.1.1  Building Services ...............................  25

                5.1.2  Additional Building Services ....................  26

                5.1.3  Repairs .........................................  26

                5.1.4  Quiet Enjoyment .................................  26

                5.1.5  Access/Security..................................  26

                5.1.6  Intentionally Omitted ...........................  26

                5.1.7  Indemnity .......................................  26

                5.1.8  Tenant's Costs ..................................  26

                5.1.9  Lobby Directory..................................  26

                5.1.10 Compliance ......................................  27

                5.1.11 Insurance........................................  27

        5.2     INTERRUPTIONS ..........................................  27

ARTICLE VI      TENANT'S COVENANTS .........................................  28

        6.1     TENANT'S COVENANTS DURING THE TERM .........................  28

                6.1.1   Tenant's Payments ..................................  28

                6.1.2   Repairs and Yielding Up ............................  28

                6.1.3   Occupancy and Use ..................................  29

                6.1.4   Rules and Regulations ..............................  29

                6.1.5   Safety Appliances and Licenses .....................  29

                6.1.6   Assignment and Subletting ..........................  30

                6.1.7   Indemnity ..........................................  31

                6.1.8   Tenant's Insurance .................................  31

                6.1.9   Tenant's Worker's Compensation Insurance ...........  32

                6.1.10  Landlord's Right of Entry ..........................  32

                6.1.11  Loading ............................................  33

                6.1.12  Landlord's Costs ...................................  33

                6.1.13  Tenant's Property ..................................  33

                6.1.14  Laboror Materialmen's Liens ........................  33

                6.1.15  Changes or Additions ...............................  33

                6.1.16  Holdover ...........................................  34

                6.1.17  Financial Statements ...............................  34

                6.1.18  Compliance .........................................  34

                6.1.19  Laboratories/Janitorial ............................  34

        6.2     BANKRUPTCY .................................................  35

ARTICLE VII     CASUALTY AND TAKING ........................................  36

        7.1     CASUALTY AND TAKING.........................................  36

        7.2     TAKING .....................................................  37

        7.3     RESERVATION OF AWARD .......................................  38

ARTICLE VIII    RIGHTS OF MORTGAGEE ........................................  38

        8.1     PRIORITY OF LEASE ..........................................  38

        8.2     RIGHTS OF MORTGAGE HOLDERS: LIMITATION OF MORTGAGEE'S
                LIABILITY ..................................................  39

        8.3     INTENTIONALLY OMITTED ......................................  39

        8.4     NO PREPAYMENT OR MODIFICATION, ETC .........................  39

        8.5     NO RELEASE OR TERMINATION ..................................  39

        8.6     CONTINUING OFFER ...........................................  40

        8.7     MORTGAGEE'S APPROVAL .......................................  40

ARTICLE IX      DEFAULT ....................................................  40

        9.1     EVENTS OF DEFAULT ..........................................  40

        9.2     TENANT'S OBLIGATIONS AFTER TERMINATION .....................  41

ARTICLE X       MISCELLANEOUS ..............................................  41

       10.1     NOTICE OF LEASE ............................................  41

       10.2     INTENTIONALLY OMITTED ......................................  42

       10.3     NOTICES FROM ONE PARTY TO THE OTHER ........................  42

       10.4     BIND AND INURE .............................................  42

       10.5     NO SURRENDER ...............................................  42

       10.6     NO WAIVER, ETC..............................................  42

       10.7     NO ACCORD AND SATISFACTION .................................  42

       10.8     CUMULATIVE REMEDIES ........................................  43

       10.9     RIGHT TO CURE ..............................................  43

      10.10     ESTOPPEL CERTIFICATE ...................................   43

      10.11     WAIVER OF SUBROGATION ..................................   43

      10.12     INTENTIONALLY OMITTED ..................................   43

      10.13     FORCE MAJEURE ..........................................   44

      10.14     BROKERAGE ..............................................   44

      10.15     SUBMISSION NOT AN OFFER ................................   44

      10.16     REPRESENTATIONS OF LANDLORD ............................   44

      10.17     NO MERGER OF TITLE .....................................   44

      10.18     WAIVER OF TRIAL BY JURY ................................   45

      10.19     HAZARDOUS MATERIALS ....................................   45

      10.20     PARKING ................................................   47

      10.21     SURVIVAL ...............................................   48

      10.22     APPLICABLE LAW AND CONSTRUCTION ........................   48

      10.23     CONFIDENTIALITY ........................................   48

      10.24     METHOD OF MEASUREMENT ..................................   49

      10.25     APPROVALS ..............................................   49

      10.26     GROUND LEASE PROVISIONS ................................   49

ARTICLE XI      SECURITY DEPOSIT .......................................   50

ARTICLE XII     SATELLITE DISH ANTENNA AND SUPPLEMENTAL AIR UNITS ......   52

                                   ARTICLE II
                               PREMISES AND TERM

2.1   PREMISES.

      Subject to and with the benefit of the provisions of this Lease and the Ground Lease (as hereinafter defined) relating to the parcel of land described in Exhibit A attached hereto and made a part hereof (the "Lot"), Landlord hereby leases to Tenant, and Tenant leases from Landlord, Tenant's Space shown in Exhibit B attached hereto and made a part hereof, on the third (3rd) floor of the Building on the Lot, excluding exterior faces of exterior walls, the common facilities areas and building service fixtures and equipment serving exclusively or in common other parts of the Building. Tenant's Space, with such exclusions, is hereinafter referred to as the "Premises."

      Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the Lot to the extent and in the location from time to time designated by Landlord and the common facilities, if any, on the Johns Hopkins University Montgomery County Campus (the "Campus") of which the Building and Lot are a part to the extent such facilities are available for use by tenants of the Building, and (b) the building service fixtures and equipment serving the Premises.

      Landlord reserves the right from time to time, without notice or liability to Tenant, (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and .equipment wherever located in the Building and (b) to alter or relocate any common facilities, provided, however, that the same do not materially adversely affect Tenant's use of or access to the Premises except in the case of temporary disruptions caused by such activities. Landlord shall use reasonable efforts to minimize any disruption to Tenant's enjoyment of the Premises from construction and repair activity within the Building. Tenant acknowledges that Johns Hopkins University ("JHU") will conduct evening and weekend classes in the Building and that to accommodate such users, the Building common areas will be open from 7:00 a.m. to 11:00 p.m., Monday through Friday, and from 8:00 a.m. to 6:00 p.m., Saturday, Sunday and Holidays (subject to adjustment from time to time).

2.2   TERM.

      To have and to hold for a period (the "Term") commencing on the earliest of (a) the later of (i) the Scheduled Term Commencement Date, or (ii) the date on which the Premises are deemed ready for occupancy as provided in Section 3.2, or (b) in any event, the date on which Tenant occupies ail or any part of the Premises for the purpose of conducting its business operations (whichever of said dates is appropriate being hereafter referred to as the "Commencement Date"), and continuing until the Term Expiration Date, unless sooner terminated as provided in this Lease. Promptly following Landlord's request, Landlord and Tenant agree to execute a Lease Commencement Date Agreement in the form of Exhibit H which shall establish the Commencement Date and become part of the Lease.

2.3   OPTION TO EXTEND.

      Tenant shall have the right to renew the Lease in its entirety for one consecutive additional term of five (5) years (the "Extension Term"), upon written notice delivered to Landlord (the "Extension Notice") not less than 12 months nor more than 15 months prior to the Term Expiration Date; provided that at the time Tenant gives the Extension Notice to Landlord and at the time of expiration of the initial Term, (i) Tenant is not in default hereunder beyond expiration of any applicable grace or cure periods, and (ii) except for a Permitted Assignment (as defined in Section 6.1.6), Tenant has not assigned this Lease and is not subleasing in the aggregate more than fifty percent (50%) of the Premises. In no event shall any assignee (other than a Permitted Assignee, as defined in Section 6.1.6) or subtenant be entitled to exercise the right to renew set forth in this paragraph.

      If this right to renew is exercised by Tenant, all terms, covenants, conditions and provisions of the Lease (including, without limitation, those related to additional rent, Operating Cost Escalations, Real Estate Tax Escalations, Tenant's Annual Electrical Cost and, if applicable, Tenant's Annual Water or Gas Cost) shall apply during the Extension Term, and the Lease shall continue in full force and effect except that: (a) Tenant shall occupy the Premises in its then "as is" and "where is" condition; (b) the provisions of this Lease as to Tenant Allowance, Turnkey Costs, Additional Allowance, and rental abatement for the first Lease Year shall not apply to the Extension
Term; (c) the Annual Rent for the Premises shall be adjusted as hereinafter provided; and (d) Tenant shall have no further right to renew or extend this Lease unless otherwise agreed to in writing by the parties. Annual Rent for the first year of the Extension Term will be equal to the then-projected market rate of rent with market concessions for space of a similar quality and otherwise comparable to the Premises in the Building and in the market area as of the expiration of the initial Term and shall thereafter escalate, in accordance with market terms as determined in accordance herewith provided, however, in no event shall Annual Rent be less than the Base Annual Rent payable by Tenant hereunder during the 12-month period prior to commencement of the Extension Term, plus any remaining unpaid portion of the Additional Allowance Charge.

      If, by the date thirty (30) calendar days following timely and valid delivery of Tenant's Extension Notice exercising its option to extend the Term, Landlord and Tenant have not agreed in writing as to the Annual Rent to be paid by Tenant, including annual escalations thereof, or the tenant allowance, if any, to be paid by Landlord during the applicable Extension Term, either Landlord or Tenant may elect that the fair market rent, escalations and tenant allowance, if any, be determined in accordance with the following procedure (which procedure is herein referred to as the "Three-Broker Method"). If neither Landlord nor Tenant delivers notice to the other electing to use the Three-Broker Method (the "Appraisal Notice") within seven (7) business days following the aforesaid thirty (30) day period, then Tenant's exercise of its right to extend the Term shall be void and Tenant's options to renew in accordance herewith shall terminate and be null and void. If either Landlord or Tenant timely delivers the Appraisal Notice, Landlord and Tenant shall each appoint one commercial real estate broker, and the two so selected shall mutually select a third. Said real estate brokers shall each be licensed in Maryland, specializing in the field of commercial real estate leases (including those with wet labs) in the Montgomery County, Maryland area, having no less than ten (10) years' experience in such field, and recognized as ethical and reputable within their field. Landlord and Tenant agree to make their appointments promptly within seven (7) business days after delivery of the Appraisal Notice. The two brokers selected by Landlord and Tenant shall promptly select a third broker within seven (7) business days after they have both been appointed. Within ten (10) business days after the third broker is selected, each broker shall submit his or her determination of the then-projected prevailing market rent, including annual escalations thereof and tenant allowance and other market concessions, if any, for comparable space in comparable buildings within the market area. For purposes hereof, the prevailing market rent, escalations thereof and tenant allowance and other concessions, if applicable, shall be deemed to equal the mean of the two closest rental rate, escalation and allowance determinations. However, if either party fails to appoint a broker within seven (7) business days as provided above, the one broker who was timely appointed by the other party shall by himself make the determination of the prevailing market rent, escalations and allowance, if any. Landlord and Tenant shall each be bound by such determinations. Landlord and Tenant shall each pay the fees of the broker that it appointed and shall each pay one-half of the fees of the third broker, or the single broker as the case may be.

2.4   RIGHT TO CANCEL.

      Notwithstanding anything to the contrary contained in this Lease, if Tenant is not in default beyond applicable notice and cure periods as of the date it delivers a Cancellation Notice (as defined below) and as of the Early Expiration Date (as defined below), Tenant may terminate this Lease effective upon the last day of the sixty-sixth (66th) calendar month of the Term (the "Early Expiration Date"), by delivery of a written notice (the "Cancellation Notice") and the applicable Termination Payment (as described below) to Landlord no later than the last day of the fifty-fourth (54th) calendar month of the Term. The Termination Payment due to Landlord should Tenant elect to terminate this Lease shall be the unamortized value, determined as herein provided, of the "Lease Transaction Costs" (as defined below). For purposes hereof, the Lease Transaction Costs shall mean all the Tenant Allowance, Turnkey Costs,

Additional Allowance, and all other costs incurred by Landlord with respect to all Leasehold Improvements to or for the Premises paid for by Landlord (including interest thereon, if any, at the cost to Landlord to obtain funds to pay for such obligations), the full amount of the Base Annual Rent abated in accordance with Section 1.1, and all reasonable legal fees incurred by Landlord in connection with the negotiation of this Lease as amended and all brokerage commissions incurred by Landlord in connection with this Lease as it may be amended, but excluding the Test Fit Allowance (as defined in Section 3.4) paid by Landlord for the initial space plan for the Premises. For the purpose of determining the Termination Payment, the Lease Transaction Costs shall be amortized on a straight-line basis over the initial ten (10) Lease Years of the Term, and the unamortized value shall be measured by Landlord as of the Early Expiration Date. Upon the Commencement Date, Landlord and Tenant shall execute a Lease Commencement Date Agreement (Exhibit H) that stipulates the amount of unamortized costs as stated above that will be due upon delivery of a Cancellation Notice.

      If Tenant validly terminates this Lease as herein provided, this Lease shall terminate as of the Early Expiration Date as if such date were the original Term Expiration Date set forth in this Lease and Tenant will vacate and surrender the Premises on the Early Expiration Date in the condition required by Subsection 6.1.2.

2.5   RIGHT OF FIRST OFFER.

      Subject to the conditions subsequently set forth in this Section 2.5, Tenant shall, following the initial leasing of all of the space in the Building (the "Initial Lease-Up") and during the remainder of the initial Term of this Lease, have a right of first offer with respect to the lease of the space identified as the "First Offer Space" shown on Exhibit B-2 hereto and contiguous to the Premises (herein referred to as the "First Offer Space"), excepting any portion thereof leased by Tenant pursuant to Section 2.6, when such rentable space becomes Available for Leasing (as hereinafter defined). This right of first offer shall be subject and subordinate to the rights granted to any tenant or tenants under leases in the Building entered into prior to the Date of Lease Execution set forth at the beginning of this Lease. As a result, Tenant's rights hereunder in the First Offer Space shall arise only (i) upon the expiration of early termination of the term of any lease of such space entered into prior to the Date of Lease Execution or pursuant to an option, right of refusal, offer or negotiation granted to a tenant under a lease executed prior to the Date of Lease Execution, including all permitted extensions or expansions thereof, and
(ii) after Landlord first offers such space to other tenant(s) of the Building holding options to expand or rights of first refusal, offer or negotiation as to the First Offer Space pursuant to the terms of their respective leases (provided such leases were executed prior to the Date of Lease Execution) and such tenant(s) fail or refuse to lease the same in accordance with their respective leases. For purposes hereof, First Offer Space shall be "Available for Leasing" if such space is then or will within 12 months thereafter be vacant and unencumbered by any lease, option or right in favor of another tenant or tenants in the Building under leases executed prior the Date of Lease Execution.

      If and when the First Offer Space or any portion thereof (herein referred to as the "Offered Space") becomes Available for Leasing in accordance with the preceding paragraph, prior to entering into a lease of such area with another person or entity, Landlord, by written notice to Tenant ("Landlord's Offer Notice), shall first offer to lease to Tenant the Offered Space provided that no other tenant has a prior claim to such space as described in the preceding paragraph and provided further that the conditions set forth herein are satisfied. Upon the receipt of Landlord's Offer Notice, Tenant shall have 10 days after receipt of Landlord's Offer Notice to advise Landlord in writing of Tenant's election to lease the entire Offered Space (the 'Tenant's Election Notice"), failing which Tenant's rights as to the Offered Space under this
Section 2.5 shall terminate and shall be null and void and Landlord shall be free to lease the Offered Space in its sole discretion to another party or parties or to otherwise encumber the same in favor of other new or existing tenant(s) in the Building on such terms as Landlord may elect.

      Any space taken by Tenant pursuant to this Section 2.5 shall, except as expressly provided in this Section 2.5, be taken by Tenant in its "as is" and "where is" condition and added to the Premises under the terms of this Lease, provided that Landlord shall have no obligation to incur Turnkey Costs or provide Tenant with the Tenant Allowance, Additional Allowance, or rent abatement for the first Lease Year provided under this Lease and Annual Rent for the Offered Space shall be determined as hereinafter provided. The Annual Rent payable by Tenant for Offered Space leased by Tenant in accordance with this Section 2.5 shall be equal to the then-prevailing market rate of rent with market concessions for comparable space in the market area and shall escalate annually in accordance with market terms, provided however, that in no event shall Annual Rent for the Offered Space be less than the Base Annual Rent payable by Tenant hereunder. In the event Landlord and Tenant are unable to reach agreement upon an amendment to this Lease adding the Offered Space to the Premises, including the rate of rent for such space, within thirty (30) days following the date Landlord received Tenant's Election Notice, Tenant's rights under this Section 2.5 shall terminate and shall be null and void with respect to the Offered Space designated in that particular Offer Notice, and Landlord shall be free to lease such Offered Space in its sole discretion to another party or parties or to otherwise encumber the same in favor of other or new tenant(s) in the Building on such terms as Landlord may elect.

      Tenant acknowledges and agrees that Landlord shall have no obligation to lease First Offer Space to Tenant under this Section 2.5 unless at the time the Offered Space is added to the Premises no less than three years remains of the initial Term of the Lease.

      At the time Tenant seeks to exercise any right provided to Tenant under this Section 2.5, (i) Tenant shall not be in default under the terms of this Lease beyond applicable grace or cure period, and (ii) except for a Permitted Assignment, Tenant may not have assigned this Lease or be subletting in the aggregate more than twenty five percent (25%) of the Premises. In no event shall any assignee (other than a Permitted Assignee) or subtenant have the right to exercise Tenant's right under this Section 2.5.

2.6   OPTION TO EXPAND.

      Subject to the conditions subsequently set forth in this Section 2.6, Tenant shall have an option to the lease of up to 10,000 rentable square feet of the First Offer Space identified as the "Option Space" on Exhibit B-2 hereto, and contiguous to the Premises (such portion of the First Offer Space, if any leased by Tenant under this Section 2.6, is herein referred to as the "Option Space").

      If Tenant elects to lease all or any portion of the Option Space, then not later than sixty (60) days following the Date of Lease Execution Tenant shall give Landlord written notice of such election (identifying the area of Option Space, if less than all, that Tenant has elected to lease) (the 'Tenant's Option Election Notice"), failing which (or if Tenant does not elect to lease all of the Option Space in the Tenant's Option Election Notice) Tenant's rights under this Section 2.6 as to the entire Option Space or as to portion thereof Tenant has not timely elected to lease hereunder, as the case may be, shall terminate and shall be null and void.

      Any space taken by Tenant pursuant to this Section 2.6 (the "Taken Option Space") shall be taken by Tenant in its "as is" and "where is" condition and added to the Premises under the terms of this Lease, including without limitation the terms of this Lease as to the rate of Annual Rent and Tenant Allowance per rentable square foot, provided however that Landlord shall have no obligation to incur any Turnkey Costs for such Space and the Additional Allowance, if any, shall apply only as to the Taken Option Space improved for use as wet laboratory, but in no event more than 30% of the Taken Option Space. If the Taken Option Space is less than all of the Option Space, the portion leased by Tenant hereunder shall be contiguous with the Premises and satisfactory to Landlord (in it sole but reasonable discretion) so that the remaining unleased portion of the Option Space is of a size, configuration and location on the floor that in Landlord's judgment is marketable for the full rental value of the Taken Option Space. In the event Tenant timely elects to lease any or all of the Option Space as herein provided, Landlord and Tenant shall execute and deliver an appropriate amendment to this Lease prepared by Landlord and adding the Taken Option Space to the Premises within thirty (30) days following the date Landlord received Tenant's Option Election Notice. If Tenant fails to execute any such amendment as and when herein provided, Tenant's rights under this Section 2.6 shall terminate and shall be null and void.

      At the time Tenant seeks to exercise any right provided to Tenant under this Section 2.6, (i) Tenant shall not be in default under the terms of this Lease beyond applicable grace or cure period, and (ii) except for a Permitted Assignee, Tenant may not have assigned this Lease or be subletting in the aggregate more than twenty five percent (25%) of the Premises. In no event shall any assignee (other than a Permitted Assignee) or subtenant have the right to exercise Tenant's right under this Section 2.6.

                                   ARTICLE III
                                  CONSTRUCTION

3.1   INITIAL CONSTRUCTION.

      Tenant acknowledges that Tenant has had an opportunity to inspect the Premises. Except as expressly herein provided as to the completion of Leasehold Improvements, the Premises shall be delivered to Tenant "as is" and "where is" with all faults and without representation, warranty or guaranty of any kind by Landlord to Tenant.

      (a) Lab Space. Tenant shall provide to Landlord for approval on or before Tenant's Design Completion Date, complete sets of drawings and specifications for construction of leasehold improvements in the Lab Space (such complete sets, once approved by Landlord, are referred to herein as the "Lab Space Complete Plans") all of which shall be prepared at Tenant's expense by an architect selected by Tenant and approved by Landlord (herein referred to as Tenant's Architect") and Landlord's engineer, including but not limited to:

      a.    Furniture and Equipment Layout Plans

      b.    Dimensioned Partition Plans

      c.    Dimensioned Electrical and Telephone Outlet Plans

      d.    Reflected Ceiling Plans

      e.    Door and Hardware Schedules

      f.    Room Finish Schedules including wall, carpet and floor tile colors

      g.    Electrical, mechanical and structural engineering plans

      h.    All necessary construction details and specifications.

      Tenant shall deliver such complete construction drawings and specifications to Landlord at Landlord's Address and Landlord shall have 5 business days (or 10 business days if the contemplated improvements will affect the structure of the Building or mechanical, electrical or plumbing systems) from the date it receives the same to review such drawings and specifications and notify Tenant as to whether they are approved by Landlord, it being understood that any such approvals are for the limited purposes set forth in
Section 10.25 of the Lease. If Tenant's drawings and specifications are not approved by Landlord, Landlord shall inform Tenant of the reason and Tenant shall have the opportunity to submit revised plans (the "Revised Plans") and the Landlord shall have 5 business days from the date it receives the Revised Plans to review the same and notify the Tenant as to whether the Revised Plans are approved by Landlord.

      Landlord and Tenant shall initial the Lab Space Complete Plans after the same have been submitted by Tenant and approved by Landlord. Tenant shall not amend or supplement the Lab Space Complete Plans, including by change order, without Landlord's approval.

      All of Tenant's construction, installation of furnishings, and later changes or additions for the Lab Space shall be coordinated with any other work being performed by Landlord in such manner as to maintain harmonious labor relations and not to damage the Building or Lot or interfere with construction of the Building or related improvements or Building operations. All work described in the Lab Space Complete Plans (the "Lab Space Leasehold Improvements") shall be performed by Spaulding and Slye Construction Company, Limited Partnership (the "Landlord's Contractor").

      The subcontractors for building the Lab Space Leasehold Improvements shall be selected according to the following process. Landlord's Contractor shall (i) solicit bids from at least three subcontractors for each trade, if applicable, and at the time of submission of final bid and pricing drawings pursuant to Milestone #5 set forth in Part III of Exhibit C hereto, Tenant may designate the name of at least one qualified subcontractor to be included in Landlord's Contractor's list; (ii) allow Tenant to review the results of bids received for the Lab Space Leasehold Improvements prior to awarding subcontracts for the work, provided, that any delay occasioned by Tenant's review shall be deemed a Tenant Delay (as hereinafter defined); and (iii) select the lowest qualified bid timely received in accordance with the foregoing process, provided that in no event shall Landlord's Contractor be required to accept any bid which Landlord's Contractor believes to be in error, or any bid from a subcontractor to which Landlord's Contractor may have reasonable objection. If Tenant elects that a trade not go through the three-bid process described above, Landlord's Contractor will obtain prices from a subcontractor in such trade and present the same to Tenant. The Tenant shall then have the right to approve such subcontractor and its prices or reject such subcontractor in which case the Landlord's Contractor will choose a subcontractor pursuant to the three bid process described above, and any delay occasioned by Tenant's rejection of any subcontractor shall be deemed a Tenant Delay (as hereinafter defined).

      The Landlord's Contractor shall perform the Lab Space Leasehold Improvements for a guaranteed cost (including a 5% contractor's fee and the Landlord's Contractor's general conditions costs) established in accordance with procedure set forth above. Landlord shall not charge Tenant any fee for construction management. Landlord's Contractor shall obtain all necessary building permits for constructing the Lab Space Leasehold Improvements and the initial certificate of occupancy for the Lab Space.

      Landlord, in its sole discretion, may elect by written notice to Tenant at the time it approves the Lab Space Complete Plans, not to approve any proposed construction, alterations or additions requiring unusual expense to readapt the Lab Space to normal laboratory use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Landlord will also disapprove any alterations or additions requested by Tenant which will delay completion of the Premises or the Building. All changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on termination of this Lease or shall be removed at Tenant's cost or left at Tenant's election.

      Tenant shall also pay to Landlord as additional rent the Tenant Improvement Reimbursement to Landlord (also herein referred to as "TIR") for the Lab Space. Tenant Improvement Reimbursement to Landlord for the Lab Space shall be the amount equal to the excess of (a) all costs incurred by Landlord on account of the Lab Space Leasehold Improvements including in the costs so incurred any fees and charges of Tenant's Architect or Landlord's engineer paid by Landlord and the cost and fees charged to Landlord by Landlord's Contractor over (b) the Tenant Allowance for the Lab Space set forth in Section 1.1 hereof and, if applicable, the Additional Allowance. Tenant shall pay to Landlord the TIR for the Lab Space parri passu with the disbursement by Landlord of the Tenant Allowance and, if applicable, Additional Allowance for the Lab Space, and the remainder upon substantial completion of Lab Space Leasehold Improvements, in each case, on submission by Landlord to Tenant of a statement therefor. In addition to paying TIR as provided above, Tenant shall pay an amount equal to all costs incurred by Landlord as a result of any change orders signed by Tenant and Landlord affecting the Lab Space Complete Plans, including the costs and fees charged to Landlord by Landlord's Contractor with respect to such change orders. Amounts due and payable on account of such change orders shall be included in the statements relating to TIR provided for above, and Tenant shall pay therefor in accordance with each such statement within thirty
(30) days, and in all events by the Commencement Date.

      (b) Office Space. Landlord will provide design development plans and complete sets of construction drawings and specifications and engineering drawings prepared by Landlord's architect or engineer at Landlord's expense (such construction drawings and engineering drawings are referred to herein as the "Construction Plans") to build out the Office Space according to the approved space plan and other documents identified in Exhibit C - Part II attached hereto. Landlord will submit the design development plans and the Construction Plans for the Office Space to Tenant, it being understood that Landlord will not agree to any changes to the design development plans or the Construction Plans that will increase the cost or delay the completion of the improvements described therein (the "Office Space Leasehold Improvements"). Notwithstanding the foregoing, Landlord may approve changes to the design development plans or the Construction Plans that may increase the cost of the Office Space Leasehold Improvements provided Tenant pays in advance all costs associated with such changes in accordance with this Section 3.1 (b) and executes a written change order signed by Tenant's Representative agreeing that any such delay will be deemed a Tenant Delay. Landlord and Tenant shall initial the Construction Plans for the Office Space after the same have been completed by Landlord and delivered to Tenant. The completed Construction Plans so initialed by Landlord and Tenant shall be deemed the "Office Space Complete Plans." All work described in the Office Space Complete Plans shall be performed by Landlord's Contractor.

      Landlord will not approve any construction, alterations or additions' requiring unusual expense to readapt the Office Space to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Landlord will also disapprove any alterations or additions requested by Tenant which will delay completion of the Premises or the Building. All changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on termination of this Lease or shall be removed at Tenant's costs or left at Tenant's election.

      Tenant shall pay to Landlord as additional rent the Tenant improvement Reimbursement to Landlord for the Office Space. Tenant Improvement Reimbursement to Landlord for the Office Space shall be the amount equal to all costs incurred by Landlord on account of changes to the Office Space Complete Plans requested by Tenant or resulting from act, omission, delay or default by Tenant ("Tenant Delay") including in the costs so incurred the cost to Landlord of Landlord's Contractor's overhead and profit equal to twenty percent (20%) of costs of work. Tenant shall pay to Landlord the TIR for the Office Space parri passu, with the expenditure of funds by Landlord to pay costs payable by Landlord for design and construction of the Office Space Leasehold Improvements and the remainder upon substantial completion of the Office Space Leasehold Improvements, in each case upon submission by Landlord to Tenant of a statement therefor. In addition to paying TIR as provided above, Tenant shall pay an amount equal to all costs incurred by Landlord as a result of any change orders signed by Tenant and Landlord affecting the Office Space Complete Plans, including the costs and fees charged to Landlord by Landlord's Contractor with respect to such change orders. Amounts due and payable on account of such change orders shall be included in the statements relating to TIR provided for above, and Tenant shall pay therefor in accordance with each such statement within thirty (30) days, and in all events by the Commencement Date.

3.2   PREPARATION OF PREMISES FOR OCCUPANCY.

      Landlord agrees to use reasonable efforts to substantially complete the Lab Space Leasehold Improvements and Office Space Leasehold Improvements (collectively the "Leasehold Improvements") by the Scheduled Term Commencement Date, which date shall, however, be extended for a period equal to that of any delays incurred by Landlord due to Force Majeure (as defined in Section 10.13) or Tenant Delay. The Premises shall be deemed ready for occupancy on the date on which (i) the Leasehold

Improvements, to be constructed by Landlord's Contractor (collectively "Landlord's Work"), are substantially complete as certified in writing to Tenant by Landlord's architect with the exception of minor items which can be fully completed within sixty (60) days without material interference with Tenant and other items which because of the season or weather or the nature of the item are not practicable to do at the time, provided that none of said items is necessary to make the Premises tenantable for the Permitted Uses; and (ii) a temporary certificate of occupancy is issued for the Premises; provided further, however, that if Landlord is unable to obtain a temporary certificate of occupancy for the Premises or any part thereof or complete construction of Landlord's Work due to long lead items (as hereinafter defined) included in the Lab Space Complete Plans or the Office Space Complete Plans (collectively, the "Complete Plans") or any act or omission of Tenant or its agents, employees, contractors, invitees or licensees or due to delay in Tenant's compliance with the provisions of Section
3.1 of this Lease or the Milestones set forth in Part III of Exhibit C hereof (herein sometimes referred to as "Tenant Delays"), then the Premises shall be deemed ready for occupancy no later than the date the Landlord's Work would have been substantially completed and a temporary certificate of occupancy would have been available but for such Tenant Delays. For purposes hereof, "long lead item" shall mean any item(s) of work included in the Complete Plans, or in any change order requested by Tenant, that cannot be completed in accordance with the Landlord's construction schedule (without overtime or acceleration of the work), provided that Landlord's Contractor advises Tenant that the item is a long lead item before commencement of construction.

      Tenant shall select a specialties contractor ("Tenant's Contractor") to install telephone, computer and data processing cables, and wiring on the Premises at Tenant's direction and expense. All such work shall be coordinated with work being performed by or for Landlord on the Premises and the Building. Tenant covenants to pay for all work performed by Tenant or Tenant's Contractor, and Tenant shall apply for all permits and licenses required in connection with such work and shall pay all fees due in connection therewith. Tenant shall provide to Landlord the originals of all such permits and licenses. All such improvements, whether or not paid for by Landlord, and any other improvements which are affixed to the Premises shall be and remain the property of Landlord. During the performance of any work, Tenant must provide Landlord evidence that Tenant or its contractor has in place (i) a policy insuring against "all risks of physical loss" on a builder's risk non-reporting form, having replacement cost and agreed amount endorsements, and (ii) commercial general liability with underlying coverage totaling not less than Ten Million Dollars ($10,000,000), each such policy to name Landlord and Landlord's lenders as an additional insured (and as loss payee on policies other than public liability insurance) and to be in a form reasonably acceptable to Landlord). Such contractor also must provide evidence that it has in place workmen's compensation insurance in amounts and in form statutorily required. Without in any manner limiting Landlord's rights and Tenant's obligations under any other indemnity set forth in this Lease, Tenant shall defend, with counsel reasonably acceptable to Landlord, save harmless and indemnify Landlord from (a) claims or demands of Tenant's Contractor or anyone claiming by, through or under Tenant's Contractor, and (b) liability for injury, loss, accident, or damage to any person or property, including, without limitation, bodily injury and/or death, and from any claims, actions, proceedings and expenses and costs in connection therewith (including, without limitation, reasonable counsel fees) arising from the acts or omissions of Tenant, its agents, employees, contractor or subcontractors, in performance of any construction, remodeling or redecoration.

      Landlord shall permit Tenant access for installing tele/data equipment and systems furnishings in the Premises prior to the Term if it can be done without material interference with completion of the Building or remaining portions of the Leasehold Improvements.

      In the event of Tenant's failure to comply with the provisions of this
Article III or the Milestones set forth in Part III of Exhibit C hereof or to submit information or to deliver final bidding and pricing documents or the Complete Plans approved by Landlord as herein required and by the date set forth in the Milestones set forth in Part III of Exhibit C hereto and if Tenant does not cure such failure within thirty (30) days of written notice thereof from Landlord, Landlord may, at Landlord's option, exercisable by notice to Tenant, terminate this Lease on the date specified in said notice to Tenant, and upon such termination Landlord shall have all the rights provided in Article IX of this Lease in the event of Tenant's default.

      If for any reason, other than Force Majeure or Tenant Delay, Landlord fails to achieve Landlord's Milestone set forth in item 9 of Part III of Exhibit C hereto, Tenant may, as its sole and exclusive remedy at law or in equity, have the remedy if any, provided to Tenant in item 9 of Part III of Exhibit C hereto.

3.3   GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

      All construction work required or permitted by this Lease, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations, orders, permits and approvals of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects. Landlord's obligations under Section 3.1 shall be deemed to have been performed when Tenant commences to occupy any portion of the Premises for the Permitted Uses except for (i) items relating to the Leasehold Improvements which are incomplete or do not conform with the requirements of
Section 3.1 and as to which Tenant shall in either case have given written notice to Landlord prior to such commencement, and (ii) latent defects relating to the Leasehold Improvements not readily observable prior to the Commencement Date, but as to which Tenant makes a claim in writing within one (1) year following the date of substantial completion of such work by Landlord's Contractor. If Tenant shall not have commenced to occupy the Premises for the Permitted Uses within 30 days after they are deemed ready for occupancy as provided in Section 3.2, a certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that Landlord has performed all such obligations except for items stated in such certificate to be incomplete or not in conformity with such requirements.

3.4   REPRESENTATIVES.

      Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

3.5   TENANT ALLOWANCE.

      Provided Tenant is not in default hereunder (beyond the giving of notice and expiration of any grace or cure period provided hereunder), Landlord shall provide the Tenant Allowance and, if applicable, the Additional Allowance in the amount specified in Section 1.1 to be applied not later than December 31, 2006, against the costs incurred by Tenant for initial space planning by Tenant's Architect, the cost of preparation and administration of the Lab Space Complete Plans and the cost incurred by Landlord in construction of the Lab Space Leasehold Improvements (including, without limitation, architects' and engineers' fees, sprinklers, fire alarms, smoke detectors, exit lights, cabling and costs of compliance with all applicable laws such as, without limitation, the Americans with Disabilities Act), the cost of obtaining all permits, licenses and fees related to Landlord's construction of the Lab Space Leasehold Improvements in accordance with this Article III and as otherwise provided in this Section.

      If all costs to be incurred by Tenant on account of Leasehold Improvements (including Landlord's Contractor's fee) will exceed the Tenant Allowance and, if applicable, the Additional Allowance, Landlord may require as a condition precedent to the first disbursement of the Tenant Allowance, evidence reasonably satisfactory to Landlord that Tenant has set aside funds sufficient to pay such excess and may disburse the Tenant Allowance and Additional Allowance parri passu with the disbursement of such funds by Tenant.

      No portion of the Tenant Allowance shall be used to reimburse Landlord for the $0.11 per rentable square foot Landlord agreed to pay for Tenant's initial test fit for the Premises (the "Test Fit Allowance").

3.6   LEASE COSTS.

      If Tenant (i) defaults under the Lease prior to Commencement Date and fails to cure such default after any applicable notice and cure periods, (ii) fails to occupy the Premises for the conduct of its business within sixty (60) days after the Commencement Date, or (iii) fails to pay any Annual Rent or Additional Rent due upon Commencement Date, if applicable, or upon the date that the first monthly installment of Annual Rent and Additional Rent are not abated pursuant to Article I hereto, then in any such event, in addition to and not in lieu of any other rights and remedies Landlord may have pursuant to this Lease or at law or in equity, Tenant shall forthwith repay to Landlord upon demand, the Tenant Allowance, the Turnkey Costs and Additional Allowance, plus any other costs incurred by Landlord associated with the design and construction of the Leasehold Improvements including, but not limited to, design costs, engineering costs and the cost of construction, together with interest thereon at the Default Rate from the date of delivery of the Premises by Landlord in accordance with this Lease until such amount is paid by Tenant (the "Pre-Term Costs").

                                   ARTICLE IV
                                      RENT

4.1   RENT.

      Commencing on the Commencement Date and continuing for the remainder of the Term, Tenant agrees to pay rent to Landlord, without any offset or reduction whatever (except as otherwise expressly set forth in this Lease), in an amount equal to 1/12th of the Annual Rent in equal installments in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion, in advance, provided that the first installment of Annual Rent shall be due and payable pursuant to the Special Provisions set forth in Article I hereof. Notwithstanding the foregoing, provided that Tenant is not in default hereunder, one-half (1/2) of each monthly installment of Base Annual Rent payable by Tenant for the first twelve (12) months of the initial Term shall be abated as provided in accordance with the Special Provisions of
Section 1.1 hereof.

      As used herein, "Annual Rent" shall mean the sum set forth in Section 1.1. On the first day of the Second Lease Year and on the first day of each subsequent Lease Year or portion thereof during the initial Term, the amount of Annual Rent shall be increased as follows (as adjusted based upon the actual amount of the Additional Allowance as provided in Section 1.1):

                BASE
               ANNUAL           RENTABLE                               ADDITIONAL
 LEASE          RENT      X      SQUARE        =    BASE ANNUAL   +     ALLOWANCE     =
 YEAR          P.R.S.F.           FEET                 RENT              CHARGE              ANNUAL RENT
 Second        $23.69     X      17,002        =    $402,777.38   +     $30,773.62    =     $433,551.00
 Third         $24.40     X      17,002        =    $414,848.80   +     $30,773.62    =     $445,622.42
 Fourth        $25.13     X      17,002        =    $427,260.26   +     $30,773.62    =     $458,033.88
 Fifth         $25.89     X      17,002        =    $440,181.78   +     $30,773.62    =     $470,955.40
 Sixth         $26.66     X      17,002        =    $453,273.32   +     $30,773.62    =     $484,046.94
Seventh        $27.46     X      17,002        =    $466,874.92   +     $30,773.62    =     $497,648.54
 Eighth        $28.29     X      17,002        =    $480,986.58   +     $30,773.62    =     $511,760.20
 Ninth         $29.14     X      17,002        =    $495,438.28   +     $30,773.62    =     $526,211.90
 Tenth         $30.01     X      17,002        =    $510,230.02   +     $30,773.62    =     $541,003.64
Eleventh       $30.91     X      17,002        =    $525,531.82   +     $   -0-       =     $525,531.82

      The term "additional rent" shall mean Tenant's Share of Operating Costs (as defined below), Tenant's Share of Real Estate Taxes (as defined below), Tenant's Annual Electrical Cost (as defined below), Tenant Improvement Reimbursement to Landlord (whether for the Office Space or the Lab Space), and all other costs, charges and impositions, in addition to Annual Rent, payable by Tenant in accordance with the terms of this Lease.

4.2   OPERATING COSTS.

      Commencing on the Commencement Date and continuing for the remainder of the Term, Tenant shall pay to Landlord, as additional rent, Tenant's Share of Operating Costs (as defined below) in monthly installments on the first day of each month during the Term and as otherwise provided in this Section 4.2. Within one-hundred eighty (180) days after the end of each fiscal year ending during the Term and within one hundred twenty (120) days after Lease termination, Landlord shall render a statement ("Landlord's Operating Cost Statement") in reasonable detail and according to usual accounting practices, certified by Landlord, and showing for the preceding fiscal year or fraction thereof, as the case may be, Landlord's operating costs ("Operating Costs") which shall:

      (a) EXCLUDE, notwithstanding any other, provisions in this Section 4.2 to the contrary, the following:

            (i) Ground rent or other rental payments made under any ground lease or underlying lease or payments of principal, interest, late charges, penalties or other charges made on account of any loan;

            (ii) Costs of improvements or replacements to the Building which under generally accepted accounting principles are capitalized except as expressly included in Operating Costs under part (b) of this Section 4.2 ("Capital Improvements");

            (iii) Costs of leasing commissions, legal, space planning, construction and other expenses incurred in procuring tenants for the Building;

            (iv) Costs of painting, redecorating or other work performed solely for the benefit of another tenant, prospective tenant or occupant;

            (v) Salaries, wages, or other compensation paid to officers or executives of Landlord or its property manager at the level of senior vice president and above;

            (vi) Salaries, wages, or other compensation or benefits paid to employees of Landlord or its property manager who are not assigned to the operation, management, maintenance, or repair of the Building or Campus; and in the case of any offsite or other employees who are not assigned full time to the operation, management, maintenance or repair of the Building or Campus, Landlord shall reasonably allocate the compensation paid for the wages, salary, or other compensation or benefits paid to such employees among the properties to which such employees are assigned and Operating Costs shall exclude the portion of such compensation not reasonably allocated to the Building or Campus;

            (vii) Any fines or penalties incurred due to the violation by Landlord of any governmental rule or authority;

            (viii) Any costs for which Landlord actually receives reimbursement from insurance, condemnation awards, or any other source, including other tenants of the Building if charged to such tenants specially and not as an Operating Cost, Real Estate Tax or Electrical Cost;

            (ix) Costs in excess of the deductible on applicable insurance policies for repairs, restoration, replacements or other work occasioned by (a) fire, windstorm or other casualty which Landlord is hereunder required to insure against (whether such destruction be total or partial) and (b) the exercise by governmental authorities of the right of eminent domain;

            (x) Attorneys' fees and expenses and costs of litigation in connection with disputes with tenants, other occupants or prospective tenants, or with consultants, management agents, leasing agents, purchasers or mortgagees of the Building; and costs incurred by Landlord due to Landlord's violation of the terms of this Lease which would not have been incurred by Landlord but for such violation;

            (xi) Costs incurred in connection with the original construction of the Building or other improvements constructed with the Building;

            (xii) Costs relating to another tenant's or occupant's space which
(A) were incurred in rendering any service or benefit to such tenant that Landlord was not required to provide, or were for a service in excess of the service that the Landlord was required to provide to Tenant hereunder or (B) were otherwise in excess of the Building standard services then being provided by Landlord to all tenants or other occupants in the Building, whether or not such other tenant or occupant is actually charged therefor by Landlord;

            (xiii) Costs incurred in connection with the acquisition of the Lot or sale, financing, refinancing, mortgaging, selling or change of ownership of the Building and/or the Lot, including, but not limited to, attorneys' fees, title insurance premiums, and recording costs;

            (xiv) Fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of loan payments, taxes and utility bills;

            (xv) Landlord's or its property manager's general home office overhead expenses;

            (xvi) Costs incurred for any items to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty;

            (xvii) Non-cash items, such as deductions for depreciation and amortization of the Building and the Building equipment (except as expressly included in Operating Costs under part (b) of this Section 4.2); interest on capital invested; bad debt losses; rent losses and reserves for such losses;

            (xviii) Costs incurred in connection with the operation of any lobby shop or cafeteria owned, operated or subsidized by Landlord (except the non-capital costs of any cafeteria expressly included in Operating Costs under part (b) of this Section 4.2);

            (xix) Costs incurred by Landlord which are associated with the operation of the business of the legal entity which constitutes Landlord as the same is separate and apart from the costs of the operation of the Building, including legal entity formation and maintenance charges;

            (xx) All amounts which would otherwise be included in Operating Costs which are paid to any affiliate or subsidiary of Landlord to the extent the cost of such goods or services exceed the market rate for similar services under arms length contracts in the Washington, D.C. metropolitan area;

            (xxi) Rentals and other related expenses incurred in leasing elevators or other equipment ordinarily considered to be of a capital nature;

            (xxii)  Contingency or replacement reserves;

            (xxii) Costs incurred in the remediation or removal of Hazardous Materials (as defined in Section 10.18) released on or from the Building or Lot in violation of Environmental Laws (as defined in Section 10.18) provided, however, any such costs arising from Tenant's use of the Premises shall be charged directly to Tenant;

            (xxiii) Marketing and advertising expenses;

            (xxiv) Utility costs for which any tenant directly contracts and pays the supplier thereof; and;

            (xxv) Costs of acquiring or renting works of art displayed in the Common Area.

      (b) BUT INCLUDE, without limitation: costs of maintenance and repair of any cafeteria or fitness room generally available to tenants of the Building; expenses of any proceedings for abatement of Real Estate Taxes and assessments with respect to any fiscal year or fraction of a fiscal year; premiums for insurance; fees payable to third parties for audits of Operating Costs, provided that such costs are not incurred due to Landlord's overcharging tenants for Operating Costs; reasonable legal fees and costs payable.in seeking a reduction of Real Estate Taxes and in connection with Building service contracts; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining or cleaning of the Building and Lot; all utility charges other than electricity not billed directly to tenants by Landlord or the utility; payments to Landlord's property manager and other independent contractors (including, without limitation, affiliates of Landlord, if applicable) under service contracts for cleaning, operating, managing, maintaining, repairing or testing the Building and Lot; payments made to consultants retained to advise Landlord regarding compliance by tenants of the Building with applicable Laws (as defined in Section 6.1;18); rent paid by the managing agent or imputed cost equal to the loss of market rent by Landlord for making available to the managing agent space for an office in the Building (not exceeding 1,000 rentable square feet) on the ground floor or above; and all other costs and expenses incurred in connection with owning, administering, cleaning, operating, managing, maintaining and repairing the Building and Lot, or either, and the Building's pro-rata share of all such costs and expenses applicable to owning, administering, cleaning, operating, managing, maintaining and repairing common areas on the Campus, including, without limitation, common area rent and other charges applicable to the Shady Grove Life Sciences Center. If Landlord installs or constructs a new or replacement capital item for the purpose of reducing Operating Costs or complying with requirements of law, the cost thereof as reasonably amortized by Landlord in accordance with generally accepted accounting principles, with interest at Landlord's cost of funds plus one percent (1%) per annum (the "Prime Rate"), on the unamortized amount, shall be included in Landlord's Operating Costs.

      "Tenant's Share of Operating Costs" shall be equal to the product of (a) Operating Costs as indicated in Landlord's Operating Cost Statement, multiplied by (b) "Tenant's Share."

      Landlord's Operating Cost Statement shall also show the average number of square feet of the Building which were occupied for the preceding fiscal year or fraction thereof. If less than ninety-five percent (95%) of the Net Rentable Area of the Building is occupied during any full or fractional year of the Term (including the Base Year), the actual Operating Costs for those costs that vary with occupancy (such as, without limitation, cleaning and janitorial) shall be adjusted for such year to an amount which Landlord estimates would have been incurred in Landlord's reasonable judgment had ninety-five (95%) of the Net Rentable Area of the Building been occupied, provided, however, that Operating Costs as so adjusted shall not exceed the actual costs Landlord would have incurred had the Building been ninety-five percent (95%) occupied.

      In case of special services which are provided to Tenant but are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be the same proportion which the Rentable Floor Area of Tenant's Space (as the same may be increased or decreased in accordance with this Lease) bears to the total rentable floor area to which such service is so rendered (such latter area to be determined in the same manner as the Total Rentable Floor Area of the Building).

      Notwithstanding any other provision of this Section 4.2, if the Term expires or is terminated as of a date other than the last day of a fiscal year, then for such fraction of a fiscal year at the end of the Term, Tenant's last payment to Landlord under this Section 4.2 shall be prorated and made on the basis of Landlord's reasonable best estimate of the items otherwise includable in Landlord's Operating Cost Statement which shall be delivered to Tenant within one-hundred twenty (120) days following expiration or termination of the Term, and shall be made on or before the date 10 days after Landlord delivers such estimate to Tenant.

      Tenant shall pay, as additional rent, on the first day of each month of such fiscal year and each ensuing fiscal year thereafter, "Estimated Monthly Payments" equal to 1/12th of Tenant's Share of the estimated Operating Costs for the respective fiscal year, with an appropriate additional payment or credit to be made after Landlord's Operating Cost Statement is delivered to Tenant. If the amount paid by Tenant for Tenant's Share of estimated Operating Costs is less than Tenant's Share of the actual Operating Costs, Tenant agrees to pay, as additional rent, to Landlord the amount of the differential. If the amount paid by Tenant for Tenant's Share of estimated Operating Costs is more than Tenant's Share of the actual Operating Costs, then Landlord shall credit such excess against Tenant's subsequent monthly payments for Tenant's Share of Operating Costs, as appropriate, until such excess is exhausted (or refund such excess to Tenant if at the end of the Term). Landlord may adjust such Estimated Monthly Payment from time to time and at any time during a fiscal year (but not more often than twice per fiscal year), and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Payment. Each of Landlord's Operating Cost Statements given by Landlord pursuant to the Lease shall be conclusive and binding upon Tenant unless, within ninety (90) days after the receipt of the statement, Tenant notifies Landlord that it wishes to audit Landlord's Operating Costs for the preceding year. If Tenant gives such notice timely requesting the right to review or audit Landlord's books and records pertaining to Operating Costs for the preceding year, Landlord shall make available to Tenant for inspection or auditing during normal business hours not more than six (6) months following delivery to Tenant of the Operating Cost Statement to which such review related, at the offices of Landlord's managing agent where such records are kept, the books and records with respect to Landlord's Operating Costs for the fiscal year in question. If such books and records are not kept in the Washington, D.C. Greater Metropolitan Area, Landlord shall upon Tenant's written request, not more often than once per year, make copies of such books and records available to Tenant for inspection or audit as herein provided at an office of Landlord or Landlord's managing agent in the Washington, D.C. Greater Metropolitan Area. Pending the resolution of any such dispute as to Landlord's Operating Cost Statement, Tenant shall pay the adjustments, including any underpayment of Tenant's Share of Operating Costs, as specified in accordance with Landlord's Operating Cost Statement, without prejudice to Tenant's position, as herein provided. If the dispute shall be resolved in Tenant's favor, Landlord shall credit or pay to Tenant (as hereinabove provided) the amount of Tenant's overpayment. In addition, if there has been an overcharge to Tenant of Operating Costs in excess of five percent (5%) of Tenant's Share of the Operating Costs in such year, Landlord shall reimburse Tenant for its reasonable costs incurred in connection with Tenant's review of Landlord's books and records of Operating Costs.

      If Landlord fails to furnish Tenant any statement of Landlord's estimate of Tenant's Share of Operating Costs for any fiscal year or if Landlord shall furnish such estimate for any fiscal year subsequent to the commencement thereof, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 4.2 .in respect of the last month of the preceding fiscal year.

4.3   REAL ESTATE TAXES.

      Commencing on the Commencement Date and continuing for the remainder of the Term, Tenant shall pay to Landlord, as additional rent, Tenant's Share of Real Estate Taxes (as defined below), if any, in monthly installments on the first day of each month during the Term and as otherwise provided in this
Section 4.3. Within one-hundred eighty (180) days after the end of each Fiscal Year ending during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Real Estate Tax Statement") certified by Landlord, and showing for the preceding fiscal year or fraction thereof, as the case may be, Real Estate Taxes for the Building and Lot, accompanied by copies of the tax bills relating thereto.

      Tenant's Share of Real Estate Taxes" shall be equal to the product of (a) the Real Estate Taxes as indicated in Landlord's Real Estate Tax Statement, multiplied by (b) Tenant's Share.

      The term "Real Estate Taxes" as used above shall mean all taxes of every kind and nature assessed by any governmental authority on the Lot, the Building and improvements, or both, or on any easement benefiting the same, on the income derived from the Building, or on the rents payable by tenants of the Building which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Lot, the Building and improvements, or both; installments and interest on assessments for public betterments or public improvements; special assessments, fees, charges, levies, penalties, service payments, excises, assessments, charges, and costs for transit, transit encouragement, traffic reduction programs, or any other purpose; impositions or taxes of every kind or nature whatsoever assessed or levied or imposed by any governmental entity, governmental authority or any improvement or assessment district of any kind having the direct or indirect power to tax, whether or not consented to or joined in by Landlord, against the Building or Lot or any legal or equitable interest of Landlord therein, whether now or hereafter imposed, and whether or not customary in the contemplation of the parties on the date of this Lease; subject to the following: there shall be excluded from Real Estate Taxes all federal state or local taxes based upon the net income of Landlord, excess profits taxes, excise taxes, franchise taxes, and estate, succession, inheritance and transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the rents received with respect to the Lot, Building and improvements, or both, or a federal, state, county, municipal, or other local income, franchise, excise, sales, profit or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "Real Estate Taxes." Tenant acknowledges that in the event that Real Estate Taxes are reduced because nonprofit entities occupy the Building, the share of Real Estate Taxes paid by such tenants shall be structured so that the tax-exempt tenant(s) for which such reduction is given receives(s) the full benefit of the property tax exemption.

      Notwithstanding any other provision of this Section 4.3, if the Term expires or is terminated as of a date other than the last day of a fiscal year, then for such fraction of a fiscal year at the end of the Term, Tenant's last payment to Landlord under this Section 4.3 shall be prorated and made on the basis of Landlord's reasonable best estimate of the items otherwise includable in Landlord's Real Estate Tax

Statement which shall be delivered to Tenant within one-hundred twenty (120) days after the Term expires or is terminated and shall be made on or before 10 days after Landlord delivers such estimate to Tenant. Within thirty (30) days following the date Real Estate Taxes are finally determined for the period for which Tenant made estimated payments, Tenant or Landlord, as the case may be, shall pay to the other the balance of any underpayment or overpayment, respectively, of Tenant's Share of Real Estate Taxes. This paragraph shall survive the expiration or earlier termination of this Lease.

      Tenant shall pay, as additional rent, on the first day of each month of such fiscal year and each ensuing fiscal year thereafter, Estimated Monthly Real Estate Taxes equal to 1/12th of Tenant's Share of the estimated Real Estate Taxes for the respective fiscal year, with an appropriate additional payment or credit to be made after Landlord's Real Estate Tax Statement is delivered to Tenant. If the amount paid by Tenant for Tenant's Share of estimated Real Estate Taxes is less than Tenant's Share of the actual Real Estate Taxes, Tenant agrees to pay, as additional rent, to Landlord the amount of the differential. If the amount paid by Tenant for Tenant's Share of estimated Real Estate Taxes is more than Tenant's Share of the actual Real Estate Tax, then Landlord shall credit such excess against Tenant's subsequent monthly payments for Tenant's Share of Real Estate Taxes, as appropriate, until such excess is exhausted (or refund such excess to Tenant if at the end of the Term). Landlord may adjust such Estimated Monthly Real Estate Tax Payment from time to time and at any time during a fiscal year (but not more often than twice per fiscal year), and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Real Estate Tax Payment. Each of Landlord's Real Estate Tax Statements given by Landlord pursuant to the Lease shall be conclusive and binding upon Tenant unless, within ninety (90) days after the receipt of such statement, Tenant notifies Landlord that it wishes to audit Landlord's books and records pertaining to Landlord's Real Estate Taxes for the preceding year. If Tenant gives such notice timely requesting the right to review or audit Landlord's books and records pertaining to Landlord's Real Estate Taxes, Landlord shall make available to Tenant for inspection or auditing during normal business hours, at the offices of Landlord's managing agent where such records are kept, the books and records with respect to Landlord's Real Estate Taxes for the fiscal year in question. If such books and records are not kept in the Washington, D.C. Greater Metropolitan Area, Landlord shall upon Tenant's written request, not more often than once per year, make copies of such books and records available to Tenant for inspection or audit as herein provided at an office of Landlord or Landlord's managing agent in the Washington, D.C. Greater Metropolitan Area. Pending the resolution of any such dispute as to Landlord's Real Estate Tax Statement, Tenant shall pay the adjustments, including any underpayment of Tenant's Share of Real Estate Taxes, as specified in accordance with Landlord's Real Estate Tax Statement, without prejudice to Tenant's position, as herein provided. If the dispute shall be resolved in Tenant's favor, Landlord shall credit or pay to Tenant (as hereinabove provided) the amount of Tenant's overpayment. In addition, if there has been an overcharge to Tenant of Real Estate Taxes in excess of five percent (5%) of Tenant's Share of Landlord's Real Estate Taxes in such year, Landlord shall reimburse Tenant for its reasonable costs incurred in connection with Tenant's review of Landlord's books and records of Real Estate Taxes.

      In the event that the method currently used for the computation of the assessed market value of the Building and/or the Lot is discontinued or revised by the State of Maryland, the determination of the increase in Real Estate Taxes under this Section 4.3 shall thereafter be determined by Landlord according to a formula and procedure which, in Landlord's reasonable judgment, most nearly approximates the method of determination hereinabove set forth. In the event that any business, rent or other taxes which are now or hereafter levied upon Tenant's use or occupancy of the Premises, on Tenant's leasehold improvements, on Tenant's business at the Premises or on Landlord by virtue of Tenant's occupancy of the Premises, are enacted, changed or altered so that any of such taxes are levied against Landlord or in the event that the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the Real Estate Taxes and Tenant shall pay to Landlord the full amount of all of such taxes or if they relate to all tenants in the Building, then Tenant's Share thereof.

      If Landlord fails to furnish Tenant any statement of Landlord's estimate of Tenant's Share of Real Estate Taxes for any fiscal year or if Landlord shall furnish such estimate for any fiscal year subsequent to the commencement hereof, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 4.3 in respect of the last month of the preceding fiscal year.

4.4   REFUNDS.

      Tenant shall be entitled to its pro rata share of any refund of Real Estate Taxes received by Landlord, net of reasonable costs incurred by Landlord in obtaining such refund not to exceed Real Estate Taxes paid by Tenant with respect to the tax year to which such refund relates (it being understood that the Real Estate Taxes paid by Tenant for any tax year may fall into two separate fiscal years so long as the tax year is not the same as the fiscal year).

4.5   ELECTRICITY.

      Commencing on the Commencement Date and continuing for the remainder of the Term, Tenant shall pay, as additional rent in addition to Tenant's Share of Operating Costs and Tenant's Share of Real Estate Taxes during the Term, Tenant's Annual Electrical Cost in accordance with this Section 4.5. Tenant's Annual Electrical Cost shall mean the cost to Landlord for Tenant's use of electrical energy in the Premises as shown on the Meter (as hereinafter defined). Landlord shall cause electricity for lighting and operation of Tenant's equipment, facilities and fixtures in the Premises to be metered by a separate utility meter or check meter (the "Meter"). If the Meter is a separate meter directly from the utility, the Tenant's Annual Electrical Cost shall be equal to the amount billed to Landlord on such meter. If the Meter is a check meter measuring Tenant's consumption of electricity but not separately billed by the utility, Tenant's Annual Electrical Cost shall mean the Landlord's "average cost per kilowatt hour" (as hereinafter defined) of electrical energy used on the Premises as shown on the Meter.

      For every fiscal year or portion thereof beginning on the Commencement Date and during the Term hereof, as the same may be extended, Tenant shall pay, as additional rent, Tenant's Annual Electrical Cost in monthly installments on the first day of each month during the Term and as otherwise provided in this
Section 4.5. As soon as practicable after the end of each fiscal year during the Term, and after Lease termination, Landlord shall render a statement (the "Landlord's Electrical Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding calendar year or fraction thereof Tenant's Annual Electrical Cost.

      Tenant shall pay, as additional rent, on the first day of each month of such fiscal year and each ensuing fiscal year thereafter, Estimated Monthly Electricity Cost Payments equal to 1/12th of Landlord's estimate of Tenant's Annual Electrical Cost for the respective fiscal year, with an appropriate additional payment or credit to be made after Landlord's Electrical Statement is delivered to Tenant. If the amount paid by Tenant for estimated Annual Electrical Cost is less than the actual Annual Electrical Cost, Tenant agrees to pay, as additional rent, to Landlord the amount of the differential. If the amount paid by Tenant for estimated Annual Electrical Cost is more than the actual Annual Electrical Cost, then Landlord, shall credit such excess against Tenant's subsequent monthly payments for Tenant's Annual Electrical Cost, as appropriate, until such excess is exhausted (or refund such excess to Tenant if at the end of the Term. Landlord may adjust such Estimated Monthly Electrical Cost Payment from time to time and at any time during a fiscal year (but not more often than twice per fiscal year), and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Electrical Cost Payment.

      If Landlord fails to furnish Tenant any statement of Landlord's estimate of Tenant's Annual Electrical Cost for any fiscal year or if Landlord shall furnish such estimate for any fiscal year subsequent to the commencement hereof, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 4.5 in respect of the last month of the preceding fiscal year.

      Tenant shall have the right from time to time during the Term to read the Building electricity meter and the Meter serving the Premises. Each Landlord's Electrical Statement delivered to Tenant hereunder shall be conclusive and binding upon Tenant unless, within ninety (90) days after receipt of the statement, Tenant notifies Landlord that it wishes to audit Landlord's books and records with respect to Annual Electrical Cost for the.preceding fiscal year. If Tenant gives such notice timely requesting the right to audit Landlord's books and records, Tenant shall have the right, at a reasonable time and upon reasonable notice, to examine Landlord's books and records respecting the Building which relate to the determination and computation of Tenant's Annual Electrical Cost for the fiscal year in question. If such books and records are not kept in the Washington, D.C. Greater Metropolitan Area, Landlord shall upon Tenant's written request, not more often than once per year, make copies of such books and records available to Tenant for inspection or audit as herein provided at an office of Landlord or Landlord's managing agent in the Washington, D.C. Greater Metropolitan Area.

      For the purpose of this Lease, Landlord's "average cost per kilowatt hour" for any year (or applicable portion thereof at the beginning or end of the term) shall mean the cost calculated by dividing the sum of the costs charged Landlord by the public utility for electricity consumed in the Building in the applicable period by the sum of the number of kilowatt hours used by the Building during such period as measured by the Building master meter.

4.6   CHANGE OF FISCAL YEAR.

      Landlord shall have the right from time to time to change the periods of accounting under Sections 4.2, 4.3 and 4.5 to any annual period other than a calendar year, and upon any such change all items referred to in Sections 4.2,
4.3 and 4.5 shall be appropriately apportioned. In all Landlord's Statements (including Operating Cost Statements or Real Estate Tax Statements or Landlord's Electrical Statement) rendered under Section 4.2, 4.3 or 4.5, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting.

4.7   PAYMENTS.

      All payments of Annual Rent and additional rent shall be made to Managing Agent, or to such other person or place as Landlord may from time to time designate. If any installment of Annual Rent or additional rent or on account of TIR is not paid within five (5) days following the due date thereof, at Landlord's election, (a) it shall bear interest at a rate equal to the average prime commercial rate from time to time established by the three largest national banks in Washington, D.C. plus 3% per annum (the "Default Rate") from such due date, which interest shall be immediately due and payable as further additional rent, and (b) Tenant shall also pay, as additional rent, a late fee equal to five percent (5%) of the late installment.

                                    ARTICLE V
                              LANDLORD'S COVENANTS

5.1   LANDLORD'S COVENANTS DURING THE TERM.

      Landlord covenants during the Term:

      5.1.1 Building Services. Landlord shall furnish, through Landlord's employees or independent contractors, the services listed in Exhibit D.

      5.1.2 Additional Building Services. Landlord shall furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant.

      5.1.3 Repairs. Except as otherwise provided in Article VII, Landlord shall make such repairs to the Building's roof, exterior walls, floor slabs, mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general and the Premises (except for supplemental systems installed by and exclusively serving Tenant), other structural components and common facilities of the Building as may be necessary to keep them in good working condition.

      5.1.4 Quiet Enjoyment. Landlord covenants that Landlord has the right to make this Lease and that Tenant on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.

      5.1.5 Access/Security. Tenant shall have access to the Premises 24 hours per day, 7 days of the week; subject, however, to a key card access system in the Building at the main entry to the Building and at the secondary Building door (the Tenant shall receive 4 key cards for each 1,000 rentable square feet of floor area in the Premises at no cost), provided that the Building main entry door and secondary entry door may remain unlocked 7 a.m, to 11 p.m. Monday through Friday and 8 a.m. to 6 p.m. on Saturday); provided further, however, that no representation or warranty is made by Landlord as to the adequacy, completeness or integrity of said access control system and failure of such access control system shall not modify or affect the limitations on Landlord's liability under this Lease.

      5.1.6 Intentionally Omitted.

      5.1.7 Indemnity. Landlord shall indemnify, defend, protect and save harmless Tenant, any trustee, stockholder, officer, director or employee of Tenant ("Indemnified Tenant Parties"), to the extent permitted by law, from and against any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from injury to or death of any person or damage to or loss of property on the Premises caused by the negligence or willful misconduct of Landlord or its agents or employees, except to the extent caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors, licensees or sublessees. Tenant shall give Landlord prompt and timely notice of any claim made or suit against it or any other party of which it has knowledge, relating to any matter which in any way may result in indemnification pursuant to this Section 5.1.7. Subject to the prior rights, if any, of insurers, Landlord shall be entitled to control the defense and compromise of an such claim or suit to the extent of any actual or potential claim for indemnification made or reserved by Tenant (as well as any claim made against Landlord or any of those for whom it is legally responsible).

      5.1.8 Tenant's Costs. Landlord shall pay all costs including, without limitation, reasonable attorneys' fees incurred by Tenant in connection with the successful enforcement by Tenant of any obligations of Landlord or remedies of Tenant under this Lease.

      5.1.9 Lobby Directory. Landlord shall install, at Landlord's expense, Tenant's name on the Building directory in the Building lobby. Building standard suite signage (at the entrance to the Premises) shall be provided at Landlord's expense, but any changes to the signage may only be made in accordance with the terms of this Lease and such changes shall be at the expense of the Tenant. In the event that Landlord maintains a monument sign upon the Lot with the names of Building tenants, Landlord shall also install, at Tenant's expense, Tenant's name in Building standard signage on such monument sign.

     5.1.10 Compliance. Landlord shall be responsible for the Building's overall compliance with the Americans with Disabilities Act as it relates to the common areas of the Building (including, without limitation, core area bathrooms) except to the extent that any improvement or renovation is required due to Tenant's special use of the Premises (other than general office or laboratory use). As used in this Section, the Americans with Disabilities Act shall mean the Americans with Disabilities Act of 1991,42 U.S.C. Sections 12.101, et seq. and all regulations applicable thereto promulgated as of the date hereof (collectively, "ADA"). Following the Commencement Date, Tenant shall have the responsibility to comply with the requirements of the ADA in the Premises.

     5.1.11 Insurance. Landlord shall procure and maintain throughout the Term of this Lease a policy or policies of insurance, at its sole cost and expense (but subject to Section 4.2), causing the Building and any other improvements on the Lot to be insured in the amounts (with full replacement cost endorsement) and coverages required under the Ground Lease, a policy of commercial general liability insurance satisfying the terms of the Ground Lease, and such other insurance or higher limits as may be required under the Ground Lease or by the holder of any mortgage on the Building. Any insurance provided for in this Section 5.1.11 may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance.

5.2   INTERRUPTIONS.

      Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or Lot, or for interruption or termination (by reason of any cause reasonably beyond Landlord's control, including without limitation, loss of any applicable license or governmental approval), of the services provided by Landlord pursuant to Section 5.1. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

      Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

      Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

      Notwithstanding the foregoing provisions of this Section 5.2 and any other provision of this Lease to the contrary, in the event that any interruption of service(s) results from a cause arising on the Building or Lot not reasonably beyond Landlord's control or results from any negligent or willful act or omission of Landlord or its agents or their employees and as a result of such interruption the Premises or material portion thereof is made untenantable for the conduct of Tenant's business for a period of five (5) consecutive business days and during such period Tenant does not use or occupy the affected space, the Annual Rent and the additional rent payable by Tenant hereunder for the portion of the Premises which is so untenantable and unused by Tenant shall abate for the period commencing on the day after such fifth (5th) consecutive business day and ending on the day upon which the interrupted service(s) is(are) restored.

                                   ARTICLE VI
                               TENANT'S COVENANTS

6.1   TENANT'S COVENANTS DURING THE TERM.

      Tenant covenants:

   6.1.1 Tenant's Payments. Tenant shall pay when due (a) all Annual Rent and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, (c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord without charge, and (d) as additional rent, all charges to Landlord for services rendered pursuant to Section 5.1.2 hereof.

   6.1.2  Repairs and Yielding Up. Except as otherwise provided in Article VII,
          Section 5.1.3 and Section 10.11, Tenant shall keep the Premises in good order, repair and condition, reasonable wear and tear and casualty damage required hereunder to be covered by Landlord's insurance and damage due to condemnation only excepted; and at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein in such order, repair and condition and free of any and all Hazardous Materials (as hereinafter defined), first removing all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Tenant's election and which Tenant elects to remove, and repairing all damage caused by such removal and, if required hereunder, restoring the Premises as and to the extent required and leaving them clean and neat. Notwithstanding the foregoing, Tenant shall not be obligated to remove any of the initial alterations in the Premises performed by or for Tenant before the Commencement Date except to the extent that Landlord's approval of such alterations was expressly conditioned, in writing, upon Tenant's agreement to remove the same at the end of the Term, and provided further that Tenant shall be obligated to remove Tenant's cabling from the Building risers. At least three (3) months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any governmental authority) to be taken by Tenant in order to surrender the Premises (including any installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the use, storage, generation, release or disposal of Hazardous Materials ("Tenant HazMat Operations") and otherwise released for unrestricted use and occupancy (the "Surrender Plan"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of Tenant with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional information concerning Tenant HazMat Operations as Landlord shall reasonably request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, at Landlord's expense except as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties. If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord in its reasonable discretion, or if Tenant shall fail to complete the approved

          Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth above in this Section 6.1.2.

   6.1.3 Occupancy and Use. Tenant shall use and occupy the Premises only for the Permitted Uses; Tenant shall not use or permit the Premises or any portion thereof to be used for any Prohibited Use (as hereinafter defined) or by any Prohibited Person (as defined in Section 14.4 of the Ground Lease as set forth in Section 10.26 hereof). Tenant shall not injure or deface the Premises, Building, or Lot or permit animal, laboratory or other odors, noises or emissions to emanate from the Premises; and shall not permit in the Premises any use thereof which is improper, offensive, contrary to law or ordinances, or liable to create a nuisance or to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building. For purposes hereof: (a) "Prohibited Use" shall mean (i) the manufacture or sale of consumer products (such as, without limitation, alcoholic beverages, tobacco products, or weapons but not including drugs sold over the counter or by medical prescription) recognized as hazardous to human health by federal or Maryland state governmental authorities, (ii) the publication, manufacture, sale, distribution, promotion or purveyance of pornographic material, or (iii) gambling; (b) a "Controlled Affiliate" of any person shall mean any person controlling, controlled by or under common control with such person; and (c) for purposes of the definition of "Controlled Affiliate" the term "controlled" (including the terms, "controlled," "controlling," "controlled by," and "under common control" with) means the possession, direct or indirect, of the power to: (y) vote ten percent (10%) or more of the outstanding voting securities of, or other ownership interests in, such person if the person is a company whose stock or other ownership interests are publicly traded and, if not, to vote more than fifty percent (50%) of the outstanding voting securities of, or other ownership interests in, such person, or (z) otherwise direct the management policies of such person by contract or otherwise. As used herein, a "person" shall mean any individual, partnership, corporation, limited liability company, unincorporated association, trust, estate, or other legal entity. Notwithstanding the foregoing, no federal, state, or local governmental entity, agency or authority (other than a college or university) shall be a "Prohibited Person" for the purposes of this Lease.

   6.1.4 Rules and Regulations. Tenant shall comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by Landlord (not inconsistent with the terms of this Lease), of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches. Landlord shall take commercially reasonable steps to enforce said Rules and Regulations, it being understood however that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations, and provided further, however, that Landlord shall not apply the Rules and Regulations more strictly against Tenant than against other tenants in the Building similarly situated.

   6.1.5 Safety Appliances and Licenses. Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any particular use (including laboratory use) made by Tenant and shall procure all licenses and permits so required because of such use and, if requested by Landlord, Tenant shall do any work so required because of such particular use (including laboratory use), it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

   6.1.6 Assignment and Subletting. Tenant shall not without the prior written consent of Landlord assign this Lease, make any sublease, or permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law. As additional rent, Tenant shall reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting (not to exceed $1,000 in the aggregate in connection with each such request). No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee). No consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. Landlord's consent to any proposed assignment or subletting is required both as to the terms and conditions thereof, and as to the creditworthiness of the proposed assignee or subtenant and the consistency of the proposed assignee's or subtenant's business with other uses and tenants in the Building. Landlord's consent to assignment or subletting by Tenant shall not be unreasonably withheld or delayed, provided that Tenant is not then in default under this Lease (beyond any applicable grace or cure period). In the event that any assignee (other than a Permitted Assignee) or subtenant pays to Tenant any amounts which (after deducting therefrom costs to Tenant of reasonable legal fees, brokerage fees, improvements, allowances or rent concessions made by Tenant in connection with such sublease or assignment and further deducting any Additional Allowance Charges prepaid by Tenant) exceed the Annual Rent and additional rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay fifty percent (50%) of said excess to Landlord as and when received by Tenant. If Tenant requests Landlord's consent to assign this Lease (other than an assignment to a Permitted Assignee) or sublet (other than a sublease to a Permitted Assignee) more than fifty percent (50%) of the Premises for substantially all of the remainder of the Term, Landlord shall have the option, exercisable by written notice to Tenant given within 20 days after receipt of such request, to terminate this Lease (a) entirely in the case of an assignment or (b) with respect to the portion of the Premises desired to be sublet, as the case may be, as of a date specified in such notice which shall be not less than 30 or more than 60 days after the date of such notice.

          If, at any time during the Term of this Lease, Tenant is: (i) a corporation or a trust (whether or not having shares of beneficial interest) and there shall occur any direct or indirect change in the identity of the persons or entities owning or controlling more than fifty percent (50%) of the voting rights or shares of stock or other ownership interests in Tenant or in the trustees or other persons exercising like functions and managing the affairs of Tenant; or (ii) a partnership or association or otherwise not a natural person (and is not a corporation or a trust), and there shall occur any direct or indirect change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant, Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within 90 days thereafter if, in Landlord's reasonable judgment, the credit of Tenant is thereby impaired.

          If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or a portion of the Premises, Tenant shall give written notice thereof to Landlord, which notice shall be accompanied by: (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least thirty (30) days after the giving of such notice; (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises; (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report and any contract of sale if Tenant is selling its business, and (d) a written confirmation by such subtenant or assignee stating that it is not a "Prohibited Person" (as defined herein). Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option: (i) consent to such assignment or sublease; (ii) sublease such space from Tenant upon the same terms and conditions therein set forth; (iii) if for more than 50% of the Premises for substantially all of the remainder of the Term, terminate this Lease and enter into a new lease directly with the proposed sublessee or assignee, without any liability to Tenant; or,
          (iv) deny consent. Said options may be exercised by Landlord by notice to Tenant at any time within 20 days after such notice has been given by Tenant to Landlord, and during such 20-day period Tenant shall not assign this Lease or sublet such space to any person.

          Landlord agrees that assignment of this Lease and subleases of all or a portion of the Premises to an Affiliate of Tenant whose financial condition is equal to or better than that of Tenant as of the date of such assignment will not require the prior approval of Landlord hereunder, provided Tenant provides Landlord written confirmation of the financial condition of such Affiliate of Tenant and complies with all terms and conditions of the immediately preceding paragraph, and provided further that any such assignee or subtenant uses the Premises for the Permitted Use and is not a Prohibited Person. Any such Affiliate of Tenant to whom or which this Lease is so assigned or to whom or which the Premises or any portion thereof is so sublet, is herein referred to as a "Permitted Assignee" and such sublease or assignment is herein referred to as a "Permitted Assignment." For purposes hereof, the term "Affiliate of Tenant' shall mean (i) any entity that is controlled by Tenant, is under common control with Tenant or controls Tenant, (ii) the successor to Tenant by consolidation or merger or sale of all or substantially all of Tenant's business and assets, provided the successor has a net worth not less than tenant's net worth as of the date of such merger, consolidation or sale. Except in the case of the term "Controlled Affiliate" (as used in Section 6.1.3), the term "Control" (including the terms "controlled," "controlling," "controlled by," and "under common control" with) as used in this Lease shall mean ownership of more than 50% of all partnership interests (including more than 50% of all general partnership interests) in a partnership or more than 50% of all classes of stock (including more than 50% of all voting stock) in a corporation or more than 50% of all voting equity interests in a mutual life insurance company. Any suite entry door signage for subtenant(s) and assignee(s) and any change in suite entry door, signage for subtenant(s) or assignee(s) of Tenant shall be at Tenant's sole expense and subject to Landlord's prior approval.

   6.1.7 Indemnity. Tenant shall defend, with counsel approved by Landlord (such approval not to be unreasonably withheld or delayed), all actions against Landlord, any partner, member, trustee, stockholder, officer, manager, director, employee or beneficiary of Landlord, holders of mortgages secured by the Premises or the Building and Lot and any other party having an interest in the Premises ("Indemnified Parties") with respect to, and pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on the Premises or connected with the use, condition or occupancy thereof or the construction, alteration or repair of any improvements thereon (including without limitation the Leasehold Improvements) or connected with Tenant's access to or use of the roof of the Building or Tenant's installation, operation, maintenance or removal of an Antenna on the Building pursuant to Article XII unless caused by the negligence or willful misconduct of Landlord or its agents or employees, (ii) violation of this Lease by Tenant, or (iii) any act, omission, fault, negligence or misconduct of Tenant or its agents, employees, contractors, licensees, sublessees or invitees (sometimes herein referred to as "Tenant's Invitees").

   6.1.8 Tenant's Insurance. Tenant shall maintain commercial general liability insurance on the Premises, containing a broad form contractual liability endorsement, insuring Tenant and naming Landlord, its Mortgagee and property managing agent as an additional named insureds against all claims and demands for (i) injury to or death of any person or damage to or loss of property, on the Premises or adjoining walks, streets or ways, or connected with the use, condition or occupancy of any thereof by Tenant or Tenant's Invitees unless caused by the negligence of Landlord or its agents or employees, (ii) violation of this Lease by Tenant.

          (iii) any act, fault or omission, or other misconduct of Tenant or Tenant's Invitees, (iv) any and all indemnification obligations of Tenant under this Lease including, without limitation, Section 6.1.7 and Section 18 hereof, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and shall be written on the "Occurrence Basis," and to furnish Landlord with certificates thereof. Tenant shall also maintain pollution legal liability insurance with a minimum limit of not less than $2,000,000 per occurrence and boiler and machinery insurance in adequate amounts on all fired objects and other fired pressure vessels and systems serving the Premises (if any). If fired objects and other pressure vessels and the damage that may be caused by them or result from them are not covered by Tenant's extended coverage insurance, then such insurance shall be in an amount not less than $250,000 and be issued on a replacement cost basis. Tenant shall also maintain insurance covering all of the items included in Tenant's Leasehold Improvements, heating, ventilating and air conditioning equipment maintained by Tenant, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, construction, and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of this Lease. The insurance policies required to be obtained by Tenant under this Section shall be issued by an insurance company of recognized responsibility with a rating of "A-X" or better in the current "Best's Insurance Reports" and reasonably acceptable to Landlord, licensed to do business in the jurisdiction in which the Building is located, and shall be written as primary policy coverage and not contributing with or in excess of any coverage that Landlord or any Mortgagee or management agent may carry. All policies that Tenant is required to maintain under this Lease shall contain appropriate clauses or endorsements under which (i) such policies may not be materially changed, amended, cancelled or allowed to lapse without thirty (30) days' prior notice to Landlord, (ii) no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to the Landlord, (iii) Tenant shall be solely responsible for the payment of all premiums notwithstanding the fact that Landlord is an additional insured under any such policy, and (iv) Landlord, its Mortgagee and property management agent are named an additional insureds under such policy. Any insurance provided for in this Section 6.1.8 may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or with respect to this Lease. On or before occupancy by Tenant of any portion of the Premises, for any reason, including the installation of cabling or systems furniture, and in all events prior to the Commencement Date, and at least thirty (30) days before the expiration of any policy or certificate furnished by Tenant under this Section, Tenant shall deliver to Landlord copies of all insurance policies required by Tenant to be maintained under the lease or appropriate certificates evidencing the issuance of such policies, together with evidence of payment of all applicable premiums.

   6.1.9 Tenant's Worker's Compensation Insurance. Tenant shall keep all of Tenant's employees working in the Premises covered by worker's compensation insurance in statutory amounts not less than $500,000, and to furnish Landlord with certificates thereof.

   6.1.10 Landlord's Right of Entry. Tenant shall permit Landlord and Landlord's agents entry: to examine the Premises at reasonable times and, except in emergencies, upon reasonable prior notice, and if Landlord shall so elect, to make repairs or replacements (it being understood, however, that Landlord shall use commercially reasonable efforts to minimize disruption of Tenant's business); to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing by Landlord; and to show the Premises to prospective tenants during the 12 months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times. If Tenant so elects, an employee of Tenant may be present during any such entry by Landlord, provided however that Landlord need not postpone any entry if no employee of Tenant is then available in the case of emergencies or if Landlord has given Tenant the prior notice herein required.

   6.1.11 Loading. Tenant shall not place Tenant's Property, as defined in
          Section 6.1.13, upon the Premises so as to exceed a rate of 100 pounds of live load and 20 pounds of dead load per square foot and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring or other types of vibration eliminators sufficient to eliminate such vibration or noise.

   6.1.12 Landlord's Costs. In case Landlord shall be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, Tenant shall pay, as additional rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and, as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant or remedies of Landlord under this Lease.

   6.1.13 Tenant's Property. All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the gross negligence or willful misconduct of Landlord or its agents or employees.

   6.1.14 Labor or Materialmen's Liens. Tenant shall pay promptly when due the entire cost of any work done or materials installed in the Premises by Tenant, its agents, employees or contractors; and shall not cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; Building or the Lot; and shall bond over any such liens which may so attach or cause the same to be discharged within thirty (30) days.

   6.1.15 Changes or Additions. Tenant shall not make any changes or additions to the Premises without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), provided that Tenant shall reimburse Landlord for all reasonable engineering fees and expenses incurred by Landlord in connection therewith if Landlord reasonably believes review of such changes or improvements by engineer(s) is appropriate, and provided further that, Tenant shall be solely responsible for assuring that all such changes or additions comply with applicable laws and regulations and in order to protect the functional integrity of the Building, all such changes and additions affecting the structure or mechanical, electrical or plumbing systems of the Building or visible from outside of the Premises shall be performed by contractors selected from a list of approved contractors prepared by Landlord and approved by Tenant, such approval not to be unreasonably withheld or delayed. Tenant may make alterations costing less than Ten Thousand Dollars ($10,000) in each instance without Landlord's prior approval provided such alterations do not affect the structure or mechanical, electrical or plumbing systems of the Building and are not visible from outside of the Premises.

   6.1.16 Holdover. Tenant shall pay to Landlord the sum of (a) the greater of 150% of (i) the then fair market rent as conclusively determined by Landlord or (ii) the total of the Annual Rent payable by Tenant during the 12-month period prior to the termination of the Lease, as escalated in accordance with Section 4.1 hereof, plus (b) all additional rent payable by Tenant, for each month or portion thereof that Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and shall also pay all direct damages sustained by Landlord on account thereof. The provisions of this subsection shall not operate as a waiver by Landlord of the right of reentry provided in this Lease.

   6.1.17 Financial Statements. Tenant shall deliver to Landlord within ninety
          (90) days following the close of each of Tenant's fiscal years during the Term, Tenant's then current financial statement audited by an independent certified public accountant, if such a current audited statement is available, and otherwise certified as true, correct and complete by Tenant's Chief Financial Officer.

   6.1.18 Compliance. Tenant shall, at Tenant's sole expense, (i) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises (collectively, "Laws") and with all licenses and permits applicable to Tenant's use thereof (collectively, "Permits"), provided that in no event shall Tenant be obligated under this Section 6.1.18 to make any alterations, repairs, replacements or capital improvements in or to the Premises or any part thereof required by such Laws or Permits unless such requirements arises from a particular use or any laboratory use made of the Premises by Tenant, (ii) comply with the Declaration of Covenants, Restrictions and Easements dated July 18, 2003 by JHU as Declarant (the "Campus CCRs"), the Estoppel Certificate Waiver and Consent Assignment dated July 18, 2003 between JHU and Montgomery County, Maryland (the "Estoppel"), and such other protective covenants, restrictions applicable to the Lot or the Building of which Tenant has prior written notice, and with all requirements of the Ground Lease, as they may be amended from time to time, after notice thereof to Tenant of any such amendment, provided that no such amendment increases or enlarges Tenant's obligations under this Lease, (iii) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any Tenant's obligations hereunder or by or through other fault of Tenant,
          (iv) comply with all insurance requirements applicable to the Premises, and (v) furnish all data and information to governmental authorities, with a copy to Landlord, required by Laws or Permits. If Tenant receives notice of any such directive, order, citation or of any violation of any law, order, ordinance, regulation or any insurance requirement or of any of the protective covenants or restrictions, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice. If Landlord receives notice of any such directive, order, citation, violation of any law, ordinance, regulation, insurance requirement or protective covenants or restrictions pertaining to Tenant or the Premises, Landlord shall promptly notify Tenant in writing thereof and will furnish Tenant with a copy of such notice.

   6.1.19 Laboratories/Janitorial.

          Tenant shall be responsible, at its sole cost and expense, for routine janitorial and trash removal services for the entire Premises including laboratory areas and all biohazard disposal services for the laboratory areas, if any, in the Premises or other space within the

      Premises used in connection with the generation, use, storage, treatment, release or disposal of Hazardous Material as permitted in accordance with
      Section 10.18 or the housing, care, storage or handling of animals (collectively, "HazMat Facilities"). Such services shall be performed by contractors reasonably acceptable to Landlord and on a sufficient basis to ensure that the Premises including all laboratory and other HazMat Facilities of the Premises are at all times kept neat, clean, free of trash, Hazardous Material and biohazards except in appropriate, specially marked containers reasonably approved by Landlord and in compliance with applicable Laws. In addition, Tenant shall be responsible, at Tenant's sole cost and expense, for the care and safe storage of any animals housed within the Premises, including without limitation all animal husbandry and custodial services with respect thereto. Tenant shall not cause or permit animals, animal waste, food or supplies relating to animals to be used, housed or stored in the Premises or to be transported within the Building except as provided in this paragraph. All deliveries of animals or animal food or supplies to Tenant at the Building shall be made prior to 9:00 a.m. No transportation of animals, animal waste, food or supplies within the Building shall occur between the hours of 9:00 a.m. and 5:00 p.m. At all times that animals are transported within the Building, they shall be transported in an appropriate cage or other container. At no time shall any animals, animal waste, good or supplies relating to the animals be brought into, transported through, or delivered to the lobby of the Building or be transported within the Building in elevators other than the freight elevator designated by Landlord therefor. Prior to the Commencement and from time to time during the Term upon written request by Landlord, Tenant, at its sole cost and expense, shall retain a qualified environmental engineer or consultant, reasonably acceptable to Landlord, to inspect all laboratory and other HazMat Facilities in the Premises and confirm in a written report to Landlord that all such laboratories and HazMat Facilities comply with applicable Laws. If such engineer or consultant cannot issue such report because the laboratories and HazMat Facilities do not comply with applicable Laws, Tenant shall forthwith, at its sole cost and expense, take any and all actions necessary to bring such laboratories and HazMat Facilities into compliance with such Laws.

6.2   BANKRUPTCY.

      Tenant acknowledges that this Lease is a lease of nonresidential real property and, therefore agrees that Tenant, as the debtor in possession, or the trustee for Tenant (collectively "the Trustee") in any proceeding under Title 11 of the United States Bankruptcy Code relating to Bankruptcy, as amended, or under any other similar Federal or state statute (collectively, the "Bankruptcy Code"), shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief.

      If the Trustee proposes to assume or to assign this Lease or sublet the Premises (or any portion thereof) to any person who shall have made a bona fide offer to accept an assignment of this Lease or a subletting on terms acceptable to the Trustee, the Trustee shall give Landlord and lessors and mortgagees, of Landlord of which Tenant has notice, written notice setting forth the name and address of such person and the terms and conditions of such offer, no later than 20 days after receipt of such offer, but in any event no later than 10 days prior to the date on which the Trustee makes application to the Bankruptcy Court for authority and approval to enter into such assumption and assignment or subletting. Landlord shall have the prior right and option, to be exercised by written notice to the Trustee given at any time prior to the effective date of such proposed assignment or subletting, to accept an assignment of this Lease or subletting of the Premises upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment or subletting of this Lease.

      The Trustee shall have the right to assume Tenant's rights and obligations under this Lease only if the Trustee: (i) promptly cures, or provides adequate assurance that the Trustee will promptly cure, any default under this Lease;
(ii) compensates, or provides adequate assurance that the Trustee will promptly compensate, Landlord for any actual pecuniary loss incurred by Landlord as a result of Tenant's default under this Lease; and (iii) provides adequate assurance of future performance under this Lease.

Adequate assurance of future performance by the proposed assignee shall include, as a minimum, that: (a) the Trustee or any proposed assignee of this Lease shall deliver to Landlord a security deposit in an amount equal to at least 3 months' Rent accruing under this Lease; (b) any proposed assignee of this Lease shall provide to Landlord an audited financial statement, dated no later than 6 months prior to the effective date to such proposed assignment or sublease with no material change therein as of the effective date, which financial statement shall show the proposed assignee to have a net worth equal to at least 12 months' Rent accruing under this Lease, or, in the alternative, the proposed assignee shall provide a guarantor of such proposed assignee's obligations under this Lease, which guarantor shall provide an audited financial statement meeting the above requirements of this clause (b) and execute and deliver to Landlord a guaranty agreement in form and substance acceptable to Landlord; and (c) any proposed assignee shall grant to Landlord a security interest in favor of Landlord in all furniture, fixtures, and other personal property to be used by such proposed assignee in the Premises. All payments of Rent required of Tenant under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purpose of Title 11 of the Bankruptcy Code.

      The parties agree that for the purposes of the Bankruptcy Code relating to
(i) the obligation of the Trustee to provide adequate assurance that Trustee will "promptly cure defaults and compensate Landlord for actual pecuniary loss, the word "promptly" shall mean that cure of defaults and compensation will occur no later than 60 days following the filing of any motion or application to assume this Lease; and (ii) the obligation of the Trustee to compensate or to provide adequate assurance that the Trustee will promptly compensate Landlord for "actual pecuniary loss," the term "actual pecuniary loss" shall mean, in addition to any other provisions contained herein relating to Landlord's damages upon default, payments of Rent, including interest at the rate of 4% per annum in excess of the Prime Rate on all unpaid Rent, all attorneys' fees and related costs of Landlord incurred in connection with any default of Tenant and in connection with Tenant's bankruptcy proceedings.

      Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease and each of the conditions and provisions hereof on and after the date of such assignment. Any such assignee shall, upon the request of Landlord, forthwith execute and deliver to Landlord an instrument, in form and substance acceptable to Landlord, confirming such assumption.

                                   ARTICLE VII
                               CASUALTY AND TAKING

7.1   CASUALTY AND TAKING.

      A. Repair of Damages. If the Building or Premises are damaged by fire, casualty or other destruction thereby rendering the Building or Premises totally or partially inaccessible or unusable, Landlord shall, within thirty (30) days after the date of such damage, at its sole expense reasonably determine (taking into account the time needed for effecting a satisfactory settlement with any insurance company involved, removal of debris, preparation of plans and issuance of all required government permits) how long it will take to restore the damaged area to substantially its condition prior to the fire or other casualty (the "Casualty Opinion"). If, in Landlord's Casualty Opinion, restoration of the Building and Premises substantially to the condition of the Building and Premises prior to the date of such casualty and in compliance with applicable zoning and other applicable laws, permits, approvals and regulations within one hundred eighty (180) days from the date of the damage is not reasonably possible, this Lease shall terminate at Landlord's election by written notice to Tenant within thirty (30) days after the delivery of Landlord's Casualty Opinion, which notice shall state the effective date of termination which shall not be more than sixty (60) days nor less than 30 days after the date of such notice. If in any such case the Premises are rendered totally or partially inaccessible or unusable, and Landlord does not so elect to terminate this Lease, Landlord shall, at Landlord's expense to the extent permitted by the net award of insurance available to Landlord, repair such damage; provided, however, that Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property. Except as otherwise provided herein, if all or a substantial part of the entire Premises is rendered untenantable by reason of the insured fire, casualty or other destruction, then installments of Base Annual Rent and additional rent shall abate for such period in the proportion which the area of the Premises so rendered untenantable bears to the total area of the Premises; and provided, further, if, prior to the date when such repairs have been completed, any portion of the Premises as damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person claiming through or under Tenant, then the amount by which the Base Annual Rent and additional rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when such repairs are completed. In addition, if the Premises or the Building is damaged or destroyed within the last year of the Term and either such damage renders at least fifty percent (50%) of the Premises unusable or inaccessible or, in Landlord's Casualty Opinion, the time necessary to substantially repair and restore such damage exceeds one-sixth of the remaining Term (calculated from date of the damage), then this Lease shall terminate as of the day Landlord's Casualty Opinion is issued, and the then-applicable Base Annual Rent and additional rent shall be apportioned as of such date, including any rent abatement as provided above.

      B. Termination by Tenant. Notwithstanding the foregoing, if, prior to or during the Term of this Lease the Premises is damaged by fire, casualty or other destruction rendering the Premises totally or partially inaccessible or unusable, and either (1) according to the Landlord's Casualty Opinion, restoration to substantially its condition prior to the fire or other casualty within 210 days from the date of damage is not reasonably possible, or (2) this Lease is not terminated by either Landlord or Tenant, and restoration of the Premises is not substantially completed within two (2) months following expiration of the period of time within which Landlord estimated that such restoration could be completed (as stated in Landlord's Casualty Opinion), as such period is extended due to Force Majeure (in accordance with Section 10.12 hereof), then Tenant may give to Landlord (within thirty (30) days after receipt of notice from Landlord that the restoration will require more than 210 days or within sixty (60) days after the estimated completion date set forth in Landlord's Casualty Opinion, as the case may be) thirty (30) days' notice of termination of this Lease, and, in the event such notice is given, this Lease shall terminate (whether or not the Term shall have commenced) upon the expiration of such thirty (30) days (provided Landlord has not sooner substantially completed restoration as herein required) and the then-applicable Base Annual Rent and additional rent shall be apportioned as of such date, including any rent abatement as provided above.

      In no event shall Tenant's obligation to pay the Additional Allowance Charge be reduced or abated, whether or not this Lease is terminated in accordance with this Section 7.1; and upon any termination of this Lease, the unpaid balance of the Additional Allowance Charge shall be due and payable in full.

7.2   TAKING.

      This Lease shall terminate on the date title thereto vests in a governmental or quasigovernmental authority pursuant to a condemnation (as hereinafter defined), and rent shall be apportioned as of such date (a) if the entire Building or the entire Premises or the occupancy of either the entire Building or the entire Premises shall be taken or condemned by any governmental or quasi-governmental authority or sold to a governmental or quasigovernmental authority under threat of such a taking or condemnation (collectively, "condemned" or "condemnation"), (b) at Landlord's election, by written notice to Tenant, if more than 30% of the Premises is rendered wholly unusable or inaccessible or otherwise untenantable as a result of any condemnation, or (c) at Landlord's election, by written notice to Tenant, if such condemnation results in a taking of more than 20% of the Building or a reduction by more than 20% of the fair market value of the Building. In addition, on the date title vests in a governmental or quasigovernmental authority pursuant to condemnation described in clause (b) or (c) of this Section 7.2 or pursuant to a condemnation which results in more than 30% of the floor area of the Premises being condemned, this Lease may also be terminated, at Tenant's election by written notice to Landlord within thirty (30) days following such taking, unless, within such thirty (30) days, Landlord offers to relocate the affected portion of the Premises to another location in the Building comparable to and substantially the same size as the area condemned. Landlord or Tenant may exercise any option given to it hereunder to terminate this Lease provided that Tenant or Landlord, as the case may be, delivers written notice to other no later than thirty (30) days prior to the date title vests in the governmental or quasigovernmental authority. If a condemnation occurs which does not automatically result in a termination of this Lease in accordance with this
Section 7.2 and neither Landlord nor Tenant has the option or timely exercises its option to terminate this Lease as herein provided, then this Lease shall continue in full force and effect as to the part of the Premises not condemned, except that, as of the date title vests in such authority, Tenant shall not be required to pay rent with respect to the part of the Premises condemned (including, without limitation, any part of the Premises condemned temporarily, in which case Tenant shall not be required to pay installments of Base Annual Rent, additional rent or any other sums with respect to such part of the Premises during such period of time.

      In no event shall Tenant's obligation to pay the Additional Allowance Charge be reduced or abated, whether or not this Lease is terminated in accordance with this Section 7.2; and upon any termination of this Lease, the unpaid balance of the Additional Allowance Charge shall be due and payable in full.

7.3   RESERVATION OF AWARD.

      Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and hereby irrevocably designates and appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) movable trade fixtures installed by Tenant or anybody claiming under Tenant, (ii) other personal property of Tenant, (iii) loss of customer good will, or (iv) moving and relocation expenses recoverable by Tenant from such authority in a separate action.

                                  ARTICLE VIII
                               RIGHTS OF MORTGAGEE

8.1   PRIORITY OF LEASE.

      Subject to the provisions of the second paragraph of this Section 8.1, this Lease is and shall continue to be subject and subordinate to any mortgage now or hereafter of record covering the Lot or Building or both (the "mortgaged premises") created by Landlord upon acquisition of title to the Lot or thereafter and to any and all advances hereafter made thereunder and to the interest of the holder or holders thereof in the Lot or the Building, or both of them. This Lease shall also be subject and subordinate to the Ground Lease (and all modifications and extensions thereof) under which Landlord acquires its interest in the Lot. Any such mortgage or ground lease to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder or ground lessor deems usual or customary.

      Notwithstanding the foregoing, Landlord agrees to obtain a non-disturbance and attornment agreement from the holder of any mortgage (including the holder of any existing mortgage on the Building as of the Date of Lease Execution) substantially in the form attached hereto as Exhibit J which confirms the subordination of this Lease as aforesaid and whereby such holder will agree, so long as Tenant is not then in default hereunder, to recognize the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder (or a third party) through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage or such purchaser as Landlord in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing Landlord's interest in the mortgaged premises at any foreclosure sale or otherwise. The holder of such mortgage shall have the election to subordinate the same to the rights and interests of Tenant under this Lease exercisable by filing with the appropriate recording office a notice of such election, whereupon the Tenant's rights and interests hereunder shall have priority over such mortgage or deed of trust. In addition, Landlord agrees to obtain a non-disturbance and attornment agreement from the ground lessor under the Ground Lease substantially in the form attached hereto as Exhibit K.

      The word "mortgage" as used in this Lease includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage.

8.2   RIGHTS OF MORTGAGE HOLDERS: LIMITATION OF MORTGAGEE'S LIABILITY.

      Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure and until a ground lessor shall enter and take possession of the Premises upon termination of the Ground Lease, such holder or ground lessor shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosing or following termination of the Ground Lease, such holder or ground lessor which takes possession of the Premises, as the case may be, shall have all rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.4, no such holder of a mortgage or ground lessor shall be liable, either as mortgagee, ground lessor or as assignee, to perform or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder or ground lessor shall enter and take possession of the Premises upon termination of the Ground Lease or for the purpose of foreclosure. Upon any such entry, the holder or ground lessor shall be liable to perform all of the obligations of Landlord accruing from and after such entry, subject to and with the benefit of the provisions of
Section 10.4, provided that a discontinuance of any foreclosure proceeding or creation of a new or replacement ground lease shall be deemed a conveyance under said provisions to the owner of the equity or ground lessee of the Premises. For the purpose of this Lease, the word "foreclosure" shall include any trustee's sale pursuant to the terms of a deed of trust and sale in execution of any other voluntary lien or encumbrance.

8.3   INTENTIONALLY OMITTED.

8.4   NO PREPAYMENT OR MODIFICATION, ETC.

      Tenant shall not pay Annual Rent, Estimated Monthly Payments, Estimated Monthly Real Estate Tax Payments, Tenant's Annual Electrical Cost, other additional rent, or any other charge more than ten (10) days prior to the due date thereof. No prepayment of Annual Rent, additional rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5   NO RELEASE OR TERMINATION.

      No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist, not exceeding one hundred twenty (120) days in the aggregate. If the condition complained of by Tenant in accordance with this Section 8.5 can be cured with the payment of money and the mortgagee elects not to obtain possession of the property, a "reasonable time" as used above shall not exceed thirty (30) days.

8.6   CONTINUING OFFER.

      The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (particularly, without limitation thereby, the covenants and agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7   MORTGAGEE'S APPROVAL.

      If the holder of any mortgage created by Landlord as security for financing of Landlord's acquisition of the Lot or construction of the Base Building shall require a modification of the terms and provisions of this Lease as a condition to providing its financing for the said acquisition or construction or any lender shall require such modification as a condition to granting a new mortgage loan for the Building, Landlord shall have the right to cancel this Lease if Tenant refuses to execute and deliver to Landlord, within 30 days after Landlord's request therefor, a written agreement incorporating such modifications into this Lease; provided, however, that the modifications required do not result in an increase in the rent or additional rent payable by Tenant hereunder or otherwise materially increase Tenant's obligations or materially reduce. Tenant's rights hereunder.

                                   ARTICLE IX
                                     DEFAULT

9.1   EVENTS OF DEFAULT.

      If Tenant shall fail to pay Annual Rent or additional rent to Landlord, or any installment thereof, or any other monetary obligation including but not limited to the failure to deliver any amount or letter of credit due as a rent or security deposit arising hereunder to Landlord as and when herein provided and such failure continues after written notice thereof for more than 5 business days; or if Tenant attempts or purports to transfer, assign or encumber this Lease or to sublease or grant a right of use or occupancy in the Premises without complying with Section 6.1.6 hereof; or if any other default by Tenant shall occur and continue after notice thereof for more than 30 days and such additional time, if any, (not exceeding 90 days in the aggregate) as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in 30 days and Tenant diligently endeavors to cure such default and does within 90 days following such notice; or if Tenant becomes insolvent, fails to pay its debts as they fall due, files a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. 101, et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Tenant and is not dismissed within ninety
(90) days; or if Tenant proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property of Tenant; or if the leasehold hereby created is taken on execution or other process of law in any action against Tenant; then, and in any such case (herein sometimes referred to as an "Event of Default"), Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without further notice exercise any and all remedies permitted by state or federal law. In the event of any Event of Default, Landlord shall also have the right to reenter and take possession of all or any portion of the Premises and expel Tenant and those claiming through or under Tenant, either by summary proceedings or by any other action at law, in equity, or otherwise, with or without terminating this Lease, without being deemed guilty of trespass and without prejudice to any other remedies of Landlord for breach of this Lease. Tenant hereby waives all rights of redemption, if any, to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

9.2   TENANT'S OBLIGATIONS AFTER TERMINATION.

      In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such termination to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same, (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and (iii) keep the Premises vacant unless and until Landlord is able to rent the Premises to a tenant which is at least as desirable and financially responsible as Tenant is on the date of this Lease, on terms not less favorable to Landlord than those of this Lease. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to mitigate its damages as a result of Tenant's Event of Default hereunder, provided however that no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

      Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damages referred to above.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1  NOTICE OF LEASE.

      Tenant agrees that it will not record this Lease. Upon request of either party, both parties shall execute and deliver, after the Term begins, a short form of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination. All fees and recordation and transfer taxes in connection with any such recording of a short form of this Lease shall be paid by the party recording such instrument.

10.2  INTENTIONALLY OMITTED.

10.3  NOTICES FROM ONE PARTY TO THE OTHER.

      All notices, consents, approvals and other communications required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall have been deemed duly given when personally delivered to such address by hand or when delivered overnight by a nationally recognized air courier.

10.4  BIND AND INURE.

      The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner or ground lessee of the Building and Lot shall be liable only for the obligations accruing during the period of its ownership of the Building and Lot or a ground leasehold estate therein. The obligations of Landlord shall be binding upon, and recourse shall be limited solely to Landlord's leasehold interest in the Building and Lot. No individual partner, member, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease, and Tenant shall look solely to Landlord's interest in the Building and Lot as aforesaid in pursuit of its remedies upon a default by Landlord hereunder, and the assets of the individual partners, members, trustees, stockholders, officers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

10.5  NO SURRENDER.

      The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

10.6  NO WAIVER, ETC.

      The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4., whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Annual Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing and signed by Landlord. No consent or Waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.7  NO ACCORD AND SATISFACTION.

      No acceptance by Landlord of a lesser sum than the Annual Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.8  CUMULATIVE REMEDIES.

      The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord and Tenant shall each be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

10.9  RIGHT TO CURE.

      If Tenant shall at any time default beyond the applicable notice and cure period in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the Default Rate, and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord) shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

10.10 ESTOPPEL CERTIFICATE.

      Tenant agrees, from time to time, upon not less than 15 days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying: that this Lease is unmodified and in full force and effect; that, Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and additional rent and no defenses against Tenant's obligation to perform its other covenants under this Lease; that, there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets, counterclaims or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, additional rent and other charges have been paid and such other matters or facts as reasonably requested by Landlord. Any such statement delivered pursuant to this Section 10.10 shall be in the form attached hereto as Exhibit G or such other form as may reasonably be requested by Landlord or any prospective purchaser of Landlord's interests under this Lease or holder of a mortgage upon the premises which include the Premises or any prospective assignees of any such holder and may be relied upon by any such prospective purchaser, holder of a mortgage or assignee thereof.

10.11 WAIVER OF SUBROGATION.

      Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrences of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder or to the extent of the indemnification such party would have received under such insurance if such party had maintained all insurance that it is required to maintain hereunder.

10.12 INTENTIONALLY OMITTED.

10.13 FORCE MAJEURE.

      If either party shall be delayed in performing any obligation under this Lease for any of the reasons set forth below, except any obligation to pay Annual Rent or additional rent or any other sums of money payable hereunder, the time for such performance shall be extended by a period of time equal to such delay, and the party shall not be deemed to be in default where such delays or defaults are due to any one or more of the following (herein referred to as "Force Majeure"): war; insurrection; civil commotion; unusually severe weather; terrorism; strikes; lock-outs; riots; floods; earthquakes; fires; casualties; acts of God; epidemics; quarantine restrictions; freight embargoes; reasonably unforeseeable labor, equipment or material shortages; acts or failure to act of Montgomery County or any other public or governmental agencies or entity; continued illegal occupancy of persons in possession of the Lot or Building or any other reasonable cause relating to this Lease beyond the control or without the fault of the party claiming an extension of time to perform.

10.14 BROKERAGE.

      Tenant represents and warrants that it has dealt with no broker in connection with this transaction other than Spaulding and Slye LLC and Studley, Inc. and agrees to defend, with counsel reasonably approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent, other than Spaulding and Slye LLC and Studley, Inc., with respect to Tenant's dealings in connection with this Lease.

10.15 SUBMISSION NOT AN OFFER.

      The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each of them.

10.16 REPRESENTATIONS OF LANDLORD.

      Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building, the parking facilities, the Lot, or any other portions of the project except as herein expressly set forth. No representation is made regarding the suitability of the premises for Tenant's particular use or the compliance of Tenant's use with applicable Laws, regulations and restrictions set forth in the applicable land records. All reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as, and unless, expressly set forth in this Lease.

10.17 NO MERGER OF TITLE.

      There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Lot by reason of the fact that the same person or entity may own or hold (i) the leasehold estate created by this Lease or any interest in such leasehold estate and (ii) the fee estate in the Lot or any interest in such fee estate; and no such merger shall occur unless and until all persons, including Tenant, having any interest in (i) the leasehold estate created by this Lease or (ii) the fee estate in the Lot, shall join in a written instrument affecting such merger and shall duly record the same.

10.18 WAIVER OF TRIAL BY JURY.

      THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER INVOLVING ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE AND OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE. IN THE EVENT LANDLORD COMMENCES ANY PROCEEDINGS FOR NONPAYMENT OF ANY AMOUNT DUE PURSUANT TO THIS LEASE, TENANT AGREES NOT TO INTERPOSE ANY COUNTERCLAIM (OTHER THAN MANDATORY COUNTERCLAIMS) OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDINGS. THIS SHALL NOT, HOWEVER, BE CONSTRUED AS A WAIVER OF TENANT'S RIGHT TO ASSERT ANY SUCH CLAIM IN ANY SEPARATE ACTION OR ACTIONS BROUGHT BY TENANT.

10.19 HAZARDOUS MATERIALS.

      As used in this Lease, the term "Hazardous Materials" means hazardous wastes," as defined by the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq., as amended from time to time and the regulations adopted and publications promulgated pursuant to said Act; (ii) "hazardous substances," as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9061, et seq., as amended from time to time and the regulations adopted and publications promulgated pursuant to said Act; (iii) "toxic substances," as defined by the Toxic Substances Control Act, 15 U.S.C. Sections 2601, et seq., as amended from time to time and the regulations adopted and publications promulgated pursuant to said Act; (iv) "Hazardous Materials," as defined by the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1802, et seq., as amended from time to time and the regulations adopted and publications promulgated pursuant to said Act; (v) oil or other petroleum products; (vi) any material, waste or substance which is designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251, et seq., or listed pursuant to Section 307 of the Clean Water Act, 33 U.S.C. Sections 1317, et seq.; (vii) chlorofluorocarbons, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde, polychlorinated biphenyls and radon gas; (viii) any other chemicals, biological agents, microbes, viruses, bacteria, materials or substances defined as or included in the definitions of "hazardous substances," "hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "bio-hazard," "biological waste," "medical waste," or words of similar import, under any applicable federal, state, or local law or regulation; or (ix) any other flammable, combustible, or explosive liquid or material. "Hazardous Materials" does not include products normally used in operating and maintaining office and classroom space, including cleaning compounds and the like provided such products are sold and used for their intended purpose in accordance with applicable Laws and regulations.

      Tenant shall not cause or permit any Hazardous Materials to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled, or disposed of in, on, under or about the Premises, the Building or the Lot by Tenant or Tenant's Invitees; provided, that Tenant may use and store in the Premises reasonable quantities of standard office supply products and products of the type and quantities identified on Exhibit I hereto used in the conduct of the Permitted Uses provided that (i) Tenant conducts its business according to prudent industry practices, (ii) the use and presence of Hazardous Materials is strictly and properly monitored and reported according to all Laws then applicable to the generation, use, storage, treatment, release, spill, discharge or disposal of Hazardous Materials (sometimes herein referred to as "Environmental Laws"), and (iii) Tenant complies with all applicable Laws pertaining to the generation, use, storage, treatment, release, spill, discharge or disposal thereof including, without limitation, all such Environmental Laws. As a material inducement to Landlord to allow Tenant to use hazardous material in connection with its business on the Premises, Tenant has delivered to Landlord the list attached hereto as Exhibit I identifying each type and quantities of hazardous material to be brought upon, kept, used, stored, handled, treated, generated on, or released, discharged or disposed of from the Premises and setting forth any and all governmental approvals or permits required in connection with the use, storage, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("Hazardous Materials List"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new hazardous material is brought onto, kept, used, stored, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HazMat Documents") relating to the use, storage, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Law; plans relating to the installation of any storage tanks to be installed in the Premises (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local governmental authorities for any storage tanks installed in or on the Premises for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 6.1.2 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the HazMat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. Without in any manner limiting Landlord's rights and Tenant's obligations under any other indemnity set forth in this Lease, Tenant shall indemnify, defend, with counsel reasonably approved by Landlord, and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, reasonable attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from (i) a breach of this Section 10.18 or Section 6.1.2 by Tenant or Tenant's Invitees, or (ii) the generation, use, storage, treatment, discharge, release, spill or disposal of Hazardous Materials by Tenant or Tenant's Invitees.

      Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises, Building or the Lot has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test, provided that Landlord had a good faith belief (or the tests confirm) that a release of Hazardous Materials on the Premises has occurred or that Tenant has not operated its business and facilities on the Premises in compliance with the requirements of this Lease; provided further, however, that if Tenant conducts its own tests of the Building or the Lot using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises, the Building and Lot to determine if contamination has occurred as a result of Tenant's use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Invitee. If contamination has occurred for which Tenant is liable under this Section, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests, subject to Section 4.2. Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Laws. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

      If tanks storing Hazardous Materials located on the Premises are used by Tenant or are hereafter placed on the Premises by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any storage tanks, and take or cause to be taken all other actions necessary or required under applicable Laws, as such now exist or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

      During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises, Building or Lot of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Annual Rent and Additional Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Annual Rent and Additional Rent shall be prorated daily.

      In the event that Hazardous Materials are discovered upon, in, or under the Premises, and any governmental agency or entity having jurisdiction over the Premises requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or the actions or omissions of Tenant or Tenant's Invitees. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises, the Building or the land on which the Building is located without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing upon learning of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises, the Building, or the Lot or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any applicable laws, rules or regulations relating to Hazardous Materials; (iii) any claim made or threatened by any person against Tenant, the Premises, the Building or the land on which the Building is located relating to damage, contribution, cost, recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under, or about or removed from the Premises, the Building or the land on which the Building is located including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within 5 business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Building, the Lot or the Premises or Tenant's use or occupancy thereof.

10.20 PARKING.

      Tenant may under this Lease and the Campus CCRs and without charge (except as hereinafter expressly provided) during the initial Term use no more than 3.5 parking spaces for each 1,000 rentable square feet of floor area in the Premises in such location or locations upon the Campus as may be designated from time to time by Landlord in accordance with the Ground Lease and Campus CCRs, which shall be in common with other tenants and subject to the rights of other tenants, on a first-come, first-serve basis; provided all such parking shall be subject to the terms of the Ground Lease and Campus CCRs. Use of all such parking spaces shall be in compliance with all rules, regulations, and restrictions set forth by (a) Landlord, (b) all governmental authorities, and
(c) the Campus CCRs. Tenant shall reimburse Landlord for the expense of towing any vehicle parked in violation of such rules, regulations, and restrictions where the violation has resulted from the improper use of such space by an employee, licensee, invitee or guest of Tenant; and shall pay to Landlord, upon written demand therefor, a penalty equal to twice the penalty imposed in accordance with the Campus CCRs (currently $25) per violation of such rules, regulations, and restrictions by any identified employee, invitee, licensee or guest of the Tenant. Landlord reserves the right, from time to time, without notice or liability to Tenant to (i) install gates to control access to the parking facility or (ii) to alter or relocate the parking facility, including the right to relocate the parking facility on or off the Lot. Notwithstanding the preceding sentence, but subject to the provisions of the remainder of this
Section 10.20 and Section 2.1 of this Lease, throughout the Term, as extended, Tenant's parking spaces shall be located in a parking area or areas immediately adjacent to the Building.

10.21 SURVIVAL.

      Tenant's liability for amounts which become due under this Lease and the terms and conditions of the covenants and indemnities set forth in Sections 3.1, 6.1.7,10.13 and 10.18 and the provisions of Landlord's covenants and indemnities under Sections 5.1.7 shall remain effective after the expiration or sooner termination of this Lease, for the period of any applicable statutes of limitations.

10.22 APPLICABLE LAW AND CONSTRUCTION.

      This Lease shall be governed by and construed in accordance with the laws of the State of Maryland (not including its choice of law rules). If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable, provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

      This Lease, including the exhibits and riders hereto, contains the entire agreement of the parties hereto. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

      The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

      Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant, the obligations imposed by this Lease upon Tenant shall be joint and several.

      The term "Business Day" or "business day" shall mean any day other than a Saturday, Sunday or a day on which the United States Government offices in the State of Maryland are closed on account of holiday ("Legal Holiday"). Any expression of a time period measured by days which does not expressly provide that it refers to business days shall be deemed to be calendar days. Any time a time period will expire on a day which is a Saturday, Sunday, or Legal Holiday, or if such time period is measured by business days, not a business day, such time period shall be deemed to extend to the next day which is not such a day.

10.23 CONFIDENTIALITY.

      The terms of this Lease are privileged and confidential, intended only for the use of Landlord and Tenant. Both parties shall keep the terms of this Lease and any negotiations or agreements related hereto and, in the case of Landlord, any financial statements or financial reports concerning Tenant delivered to Landlord inn accordance with Section 6.1.16 or Section 6.1.17 (except to the extent such financial statements or financial reports are published or filed with any governmental authority) strictly confidential and shall not disclose the same to any other persons or entities excepting only (i) attorneys agents or employees involved in this transaction who have agreed to keep all such information confidential as herein provided (ii) as mutually and specifically agreed otherwise, (iii) as required by order of any court or governmental authority with jurisdiction, (iv) proposed subtenants and assignees and their attorneys and agents, or (v) attorneys, agents or employees of the ground lessor under the Ground Lease and all lenders, investors or purchasers involved in any transaction relating to the sale or financing of the Land and Building or any interest therein or any interest in Landlord.

10.24 METHOD OF MEASUREMENT.

      Rentable Floor Area of the Premises and Building shall be measured in accordance with Appendix A attached hereto and made a part hereof. If Landlord or Tenant so elects by written notice to the other (provided that such notice is delivered not later than thirty (30) days following the Commencement Date), Landlord's Architect shall prepare (at the expense of the party requesting such measurement) a measurement of the Premises, and if the rentable square footage of the Premises is determined to be more or less than the Rentable Floor Area of Tenant's Space as set forth in Section 1.1 hereof, then in either such case this Lease shall be amended in writing, adjusting for all purposes hereunder the specified Rentable Floor Area of Tenant's Space, and the calculation of Annual Rent, Tenant Allowance and Additional Allowance in accordance with Section 1.1 and Section 4.1 of this Lease. Notwithstanding anything herein to the contrary, the measurement of the rentable square footage of the Building set forth in this Lease and, unless remeasured in accordance with this Section 10.24, the measurement of the rentable square footage of the Premises set forth in this Lease, is and shall be binding upon Landlord and Tenant for all purposes under this Lease. If the rentable square footage of the Premises is remeasured following timely written notice in accordance with this Section 10.24, then such remeasurement of the rentable square footage of the Premises shall thereafter be binding upon Landlord and Tenant for all purposes under this Lease. In no case except as expressly provided in this Section 10.24 shall (i) the Premises or the Building be subject to remeasurement or (ii) the Annual Rent, Tenant Allowance and Additional Allowance or other charges hereunder be recalculated based upon any actual or asserted correction of the measurement of either or both of the Building or Premises.

10.25 APPROVALS.

      If Landlord approves plans, specifications, contracts, contractors, sublessees or assignees, subleases or assignments for any purpose under this Lease, such approval shall be solely for the purpose of confirming that the plans, specifications, contract, contractor, sublease, assignment, sublessee or assignee complies or fails to comply with the terms and conditions of this Lease and the Rules and Regulations of Landlord applicable thereto (and, in the case of contractors, assignees or sublessees, that their business, reputation, credit history and financial condition are or are not satisfactory to Landlord). In no event shall such approval constitute approval of the plans, specifications, contractors, contract, sublessees or assignees, subleases or assignments for any other reason or purpose and in no event shall Landlord have any liability or obligation for or under the same.

10.26 GROUND LEASE PROVISIONS.

      Tenant acknowledges that the Ground Lease contains the following provisions which are incorporated herein by reference (as used in the following three paragraphs only, "Landlord" shall mean JHU as ground landlord under the Ground Lease, "Tenant" shall mean MCC3, LLC, as ground tenant under the Ground Lease, "Subtenants" shall mean tenants of the Building, "this Lease" shall mean the Ground Lease, "Sublease" shall mean a lease of space in the Building, "MCC Land" shall mean the Montgomery County Campus of JHU, and the "Memorandum of Lease" shall mean the memorandum of ground lease relating to the Ground Lease, which is to be filed among the land records of Montgomery County, Maryland):

            "14.2 Permitted Subleases. Tenant shall give Landlord ten (10) days' advance written notice of the identify of any proposed Subtenant before entering into a Sublease with such Subtenant. Tenant shall have the right to sublease all or any portions of the Improvements without Landlord's prior approval to one or more Subtenants provided that (i) the Subtenant is not a Prohibited Person and (ii) the uses permitted under the Sublease to such Subtenant comply with the requirements of applicable zoning and land use ordinances and regulations, covenants, conditions, and restrictions of record, including, without limitation, the Estoppel and the Campus CCRs (collectively, "Land Use Restrictions") as such Land Use Restrictions are in effect as of the date hereof, unless subsequent land use ordinances and regulations are more restrictive, in which case the more restrictive land use ordinances and regulations shall become applicable to the uses permitted under this Lease, subject to permitted exemptions and grandfather provisions allowing the continuation of existing uses. If after the date hereof, land use ordinances and regulations become more permissive as to permitted uses, such more permissive land use ordinances and regulations shall not be applicable to the uses permitted under this Lease to the extent they are more permissive until Landlord and Tenant shall have specifically agreed in writing that the more permissive land use ordinances and regulations will be applicable. Tenant shall deliver a photocopy of each executed Sublease to Landlord within thirty (30) business days following execution of the same.

            14.3 Landlord Approval. If Tenant desires to determine whether Landlord would object to a Subtenant because Landlord believes that the Subtenant is a Prohibited Person, Tenant may, if it so elects, give Landlord prior written notice of the identity of the Person with which Tenant contemplates entering into a Sublease together with comprehensive information regarding such Person in reasonable detail sufficient to assess whether such Person is a Prohibited Person in accordance with this
      Article XIV. Tenant's notice to Landlord shall, on the face of the envelope and on the top of the first page of the notice, state the following in all capital letters: "PROHIBITED PERSON NOTICE UNDER SECTION
      14.3 OF THE PHASE III GROUND LEASE, MONTGOMERY COUNTY CAMPUS. APPROVAL DEEMED GIVEN IF OBJECTION IS NOT MADE IN WRITING WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE." Landlord will then advise Tenant in writing within ten (10) business days as to whether it objects to the proposed Subtenant in question, stating in reasonable detail the grounds for Landlord's objection. Each Subtenant under a proposed Sublease delivered to Landlord shall be deemed approved unless Landlord advises Tenant of Landlord's objection to the Subtenant under such Sublease within the aforesaid period following receipt of the same. If Landlord timely objects in writing to any proposed Subtenant as herein provided, and Tenant disagrees with Landlord's objection, then representatives of Landlord and Tenant shall meet to discuss the reasons for Landlord's objection and why Tenant believes such objection is not justified.

            14.4 Prohibited Persons. For purposes hereof, "Prohibited Person" shall mean a Person: (a) that is generally known to the public to engage directly in: (i) the manufacture or sale of consumer products (such as, without limitation, alcoholic beverages, tobacco products, or weapons, but not including drugs sold over the counter or by medical prescription) recognized as hazardous to human health by federal or Maryland state governmental authorities, (ii) the publication, manufacture, sale, distribution, promotion or purveyance of pornographic material, or (iii) gambling; or (b) who or which (including any member of an entity's executive management in the course of employment) has been convicted within the ten (10) year period preceding the date of this Lease of any violation of law that constitutes a felony; or (c) which is a university or college (or any Affiliate thereof) other than Landlord or a college or university which is an Affiliate of Landlord; or (d) engaging in a mission likely to involve activities on the MCC Land which are themselves disruptive or a direct risk to the physical security of people or property on the MCC Land. Notwithstanding the foregoing, no federal, state or local governmental entity, agency or authority (other than a college or university) shall be a "Prohibited Person" for the purposes of this Lease. Sections 14.1, 14.2, 14.3, and 14.4 shall constitute covenants that run with the Land and shall be included in the Memorandum of Lease. Sections 14.2, 14,3 and 14.4 shall be incorporated into each and every Sublease and Nondisturbance and Attornment Agreement with respect to such Sublease. Each and every Sublease shall state that the use of the premises subject to such Sublease for any of the proscribed activities shall be a default under the Sublease and cause for eviction."

                                   ARTICLE XI
                                SECURITY DEPOSIT

      Tenant's Security Deposit in the amount set forth in Section 1.1 shall, following receipt thereof by Landlord, be held by Landlord, as security, without interest, for and during the Term, which deposit shall be returned to Tenant following the termination of this Lease upon delivery of Landlord's Statement for the final fiscal year or portion thereof within the Term, provided that all Annual Rent and additional rent due from Tenant has been paid and there exists no breach of any undertaking of Tenant. If all or any part of the Security Deposit is applied to an obligation of Tenant hereunder, Tenant shall immediately upon request by Landlord restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of its interest under this Lease, the Security Deposit may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee for the return of such security. It is further understood that this provision shall also apply to subsequent grantees and transferees.

      Tenant shall have the right to deliver to Landlord an unconditional, irrevocable letter of credit (the "Letter of Credit") in substitution for the cash Security Deposit, subject to the following terms and conditions. Such letter of credit shall be (a) in form and substance satisfactory to Landlord in its reasonable discretion; (b) at all times in the amount of the Security Deposit, and shall permit multiple draws; (c) issued by a commercial bank reasonably acceptable to Landlord from time to time and located in the Washington, D.C. metropolitan area; (d) made payable to, and expressly transferable and assignable at no charge by, the owner from time to time of the Building or, at Landlord's option, the holder of any mortgage (which transfer/assignment shall be conditioned only upon the execution of a written document in connection therewith); (e) payable at sight upon presentment to a local branch of the issuer of a simple sight draft; (f) of a term not less than one year; and (g) at least 60 days prior to the then-current expiration date of such letter of credit either (1) renewed (or automatically and unconditionally extended) from time to time through the ninetieth (90th) day after the expiration of the Lease Term, or (2) replaced with cash in the amount of the Security Deposit. Notwithstanding anything in this Lease to the contrary, any cure or grace periods set forth in this Lease shall not apply to any of the foregoing, and, specifically, if Tenant fails to timely comply with the requirements of subsection (g) above, then Landlord shall have the right to immediately draw upon the letter of credit without notice to Tenant. Landlord may draw upon the whole or any part of the Letter of Credit in the event of any Event of Default by Tenant under the Lease and if any part of the amount so drawn is applied to an obligation of Tenant herein, Tenant shall forthwith restore the Letter of Credit to its original amount. Each Letter of Credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, and shall be otherwise acceptable to Landlord in its sole and absolute discretion. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or below A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of such issuer changes in any other materially adverse way, then Landlord shall have the right the require that Tenant obtain from a different issuer a substitute letter of credit that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute letter of credit within 10 days following Landlord's written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord to immediately draw upon the then existing Letter of Credit in whole or in part, without notice to Tenant. In the event the issuer of any Letter of Credit held by Landlord is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said Letter of Credit shall be deemed to not meet the requirements of this Section, and, within 10 days thereof, Tenant shall replace such Letter of Credit with other collateral acceptable to Landlord in its reasonable discretion (and Tenant's failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute an Event of Default for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day period). Any failure or refusal of the issuer to honor the Letter of Credit shall be at Tenant's sole risk and shall not relieve Tenant of its obligations hereunder with respect to the Security Deposit.

                                   ARTICLE XII
                             SATELLITE DISH ANTENNA
                                       AND
                             SUPPLEMENTAL AIR UNITS

      Subject to and without interfering with the rights or equipment of other tenants of the Building and provided no Event of Default has occurred, Tenant shall have the right to install, maintain, and repair a satellite dish antenna (the "Antenna") and supplemental air conditioning units (the "Air Units") on the roof of the Building under and subject to the following conditions:

      a. Tenant shall comply with Section 6.1.15 of the Lease, all Laws (as defined in Section 6.1.18) and Requirements (as hereinafter defined) and shall obtain, and deliver to Landlord written evidence of, any approval(s) required under any Restrictions. For purposes hereof, "Restrictions" means and includes the Campus CCRS, the Estoppel, Landlord's Rules and Regulations and any and all other recorded restrictions or covenants applicable to the Building or the Lot. The Antenna and Air Units shall also conform with the Building's structural and load requirements and shall not be visible from street level.

      b. Tenant shall obtain Landlord's prior approval of (i) the number of Air Units to be located on the roof, (ii) the location of the Antenna and Air Units on the roof, and (iii) the specifications for the Antenna and Air Units. If Landlord approves installation of the Antenna or Air Units, Tenant agrees to consult with Landlord's engineer and roofing contractor prior to installation and strictly to comply with their recommendations and requirements. Tenant shall pay all costs incurred by Landlord in connection with the Antenna and Air Units, including without limitation all architectural, engineering, contractors' and legal fees.

      c. At least three (3) business days prior to installation, Tenant shall notify Landlord of the date and time of the installation. Tenant shall install the Antenna and Air Units only if a representative of Landlord is present with Tenant at the installation.

      d. Tenant shall maintain the Antenna and Air Units in a safe, good, and orderly condition and in compliance with all Laws and Restrictions. The installation, maintenance, repair, and removal of the Antenna and Air Units shall be performed at Tenant's sole expense in a manner which will not impair the integrity of, damage, or adversely affect the warranty applicable to, the roof or any other portion of the Building.

      e. No later than the expiration or sooner termination of the Term, at Tenant's sole expense, Tenant shall remove the Antenna and Air Units and repair any and all damage arising from the installation, operation or removal of the Antenna or Air Units.

      f. Tenant's indemnification of Landlord pursuant to Section 6.1.7 of this Lease also applies to the Antenna and Air Units and Tenant's use of any portion of the Building therefor. Without limiting the foregoing, Tenant solely shall be responsible for any and all damages, losses or injury caused by or in any way relating to the Antenna or Air Units, including, but not limited to, damage or injury caused by reason of the Antenna or Air Units collapsing or being blown from the roof.

      g. Tenant's right to install and use the Antenna and Air Units shall be limited to Tenant's primary business operation on the Premises. Tenant shall have no right to permit the Antenna or Air Units to be used by other entities for profit.

      EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

ATTEST:                               LANDLORD:

/s/ Kathleen Edu                      MCC3, LLC
---------------------

                                      By:   Spaulding and Slye MCC3 LLC, manager

                                            By: Spaulding and Slye LLC, manager

                                            By: /s/ M. Dunston
                                                --------------------------------
                                                Name:
                                                Title:

ATTEST:                               TENANT:

/s/ Cristina a Murphy                 VANDA PHARMACEUTICALS, INC.
---------------------

                                      By: /s/ Chip Clark/Mihael Polymeropoulos
                                          --------------------------------------
                                          Name: Chip Clark/Mihael Polymeropoulos
                                          Title: CBO/CEO

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LOT

                 DESCRIPTION OF LEASE AREA FOR PHASE 3 BUILDING
              ACROSS THE PROPERTY OF THE JOHNS HOPKINS UNIVERSITY
                        LIBER 7687 AT FOLIO 544 PARCEL M
                        MONTGOMERY COUNTY MEDICAL CENTER
                                 P.B.142 P.16292

      Being a piece or parcel of land, situate, lying and being in the Gaithersburg (9th) Election District of Montgomery County, Maryland and running in, through, over and across the property conveyed by Montgomery County, Maryland to The Johns Hopkins University by a deed dated May 7, 1987 and recorded among the Land Records of Montgomery County, Maryland in Liber 7687 at Folio 544, said property also being Parcel M, as shown on a plat of subdivision entitled "PLAT 7, PARCEL M, MONTGOMERY COUNTY MEDICAL CENTER", recorded among said Land Records in Plat Book 142 as Plat 16292, and being more particularly described as shown in the datum of said plat and as shown on an ALTA/ACSM LAND TITLE SURVEY prepared by Loiederman Soltesz Associates, Inc. of Rockville, Maryland dated June 26, 2003, and said piece or parcel of land being more particularly described as follows

      Beginning for the same at a point within the limits of said Parcel M, said point lying South 74(degrees)33'35" East, 79.26 feet from the beginning of the North 27(degrees)45'39" West, 517.81 foot plat line of said plat and running thence across said Parcel M, the following ten (10) courses and distances

   1. 178.37 feet along the arc of a curve deflecting to the left, having a radius of 1,010.00 feet and a chord of North 61(degrees)09'18" East,
      178.14 feet to a point; thence

   2. North 56(degrees)05'44" East, 96.30 feet to a point; thence

   3. South 33(degrees)54'16" East, 188.23 feet to a point; thence

   4. 145.02 feet along the arc of a curve deflecting to the right, having a radius of 1,215.75 feet and a chord of South 30(degrees)29'14" East,
      144.94 feet to a point; thence

   5. South 66(degrees)40'47" West, 70.18 feet to a point; thence

   6. 8.22 feet along the arc of a curve deflecting to the left, having a radius of 100.00 feet and a chord of South 64(degrees)19'27" West, 8.22 feet to a point; thence

   7. South 61(degrees)58'06" West, 122.59 feet to a point lying North 41(degrees)19'42" West, 430.19 feet from the end of the North 22(degrees)25'53" East, 94.89 foot plat line of said Plat 16292; thence

   8. North 28(degrees)01'54" West, 92.86 feet to a point; thence

   9. South 61(degrees)58'06" West, 119.11 feet to a point; thence

   10. North 22(degrees)43'55" West, 221.65 feet to the point of beginning; containing 84,782 square feet or 1.9463 acres of land.

                                    EXHIBIT B

                           PLAN SHOWING TENANT'S SPACE

Exhibit B-1

JOHNS HOPKINS UNIVERSITY
MONTGOMERY COUNTY CAMPUS
BUILDING 3

THIRD FLOOR

      Vanda Pharmaceuticals Inc.

[THIRD FLOOR MAP]

Exhibit B-2

JOHNS HOPKINS UNIVERSITY
MONTGOMERY COUNTY CAMPUS
BUILDING 3

Third Floor

      Vanda Pharmaceuticals Inc.

      Vanda Right of First Offer Space, subject to the conditions set forth in section 2.5 of the Lease.

[THIRD FLOOR MAP]

                                    EXHIBIT C

                                     PART I

                        BUILDING STANDARD COMPLETED SHELL

STRUCTURE:              Structural steel frame with composite concrete floor
                        slabs, 125 Ibs/square foot floor load capacity.

EXTERIOR:               Architectural precast concrete spandrel panels and
                        column covers, reflective insulated "punch" style windows, and curtain wall atrium. Penthouse screen to be light gauge profile metal panel.

COLUMN SPACING:         Perimeter bays to be 22' x 41'- 9".

ROOF: Roofing system consists of Carlisle (or equivalent) EPDM roofing system with 15-year warranty. 2" x 18" x 18" standard concrete pavers, or rubber walk mats, to be provided for access to all mechanical equipment. No pavers / mats will be provided at the roof perimeter.

FLOOR-TO-FIOOR HEIGHT:  Slab-to-slab distance of 14'-6" on all floors. Except for the main lobby, bathrooms, egress corridors, and other building core spaces as shown on the plans, no ceiling systems will be provided in the base building.

HVAC SYSTEM:            The system will utilize a series of roof top units with
                        a total cooling capacity of approximately 405 tons. Each
                        RTU will supply between 19,000 cfm and 22,000 cfm through a vertical shaft to a loop duct. Each RTU will be provided with supply and relief exhaust fans, heating coil, DX cooling coil, filtration and a condensing section. Air will be supplied to all spaces through VAV terminal units. Perimeter terminal units will be provided at the rate of one (1) per every 2,000 square feet. Duct risers and trunk lines will be installed with the base building. Interior VAVs, diffusers, perimeter slot diffusers, and flex duct to be provided by tenant through the improvement allowance.

                        Heat to be provided by electric reheat coils within fan-powered VAV terminal units and by electric preheat coils within the packaged rooftop units. Supplemental heat required for stairwells, vestibules, MEP rooms, etc., will be provided by electrical wall or ceiling mounted unit heaters.

                        Building HVAC design criteria shall be:
                        Summer - 75 degrees F. db, +/- 1
                        maximum relative humidity. degree F. 50%
                        Winter - 70 degrees F. db, +/-1 degree F.

                        Outside air for ventilation will be provided via a rooftop Air Handling Unit at the rate of 20 CFM per person consistent with current ASHRAE Guidelines for acceptable office use indoor air quality.

                        The building will be designed to accept future HVAC systems to support additional load requirements anticipated with the addition of lab tenants.

ELECTRICAL SYSTEM:      5.0 watts/square feet general purpose on the tenant
                        floor and 2.0 watts/square feet available for lighting on tenant floor. Single electrical service entrance with single pad mounted transformer outside of building. 480V plug-in bus riser with

                                  C Part I - 1
                        step down dry type transformers with K factor for 120/208V for Tenant power distribution at each floor.

LIFE SAFETY:            Fire sprinkler and base building fire alarm system will
                        be installed per building code. Vertical sprinkler riser distribution to each floor and sprinkler loop with upturned heads at a ratio not exceeding one (1) head per 225 square feet will be installed with the base building.

WET COLUMNS:            Four (4) wet columns per floor. Access to domestic water
                        taps and vent riser taps will be available at the toilet rooms. Wet columns will contain domestic cold water, plumbing vent, A/C condensate drain riser, sanitary waste line, and rain leaders.

LAB COLUMNS:            Water at (4) locations at each wet column. Laboratory
                        waste stubs and vent risers will be provided at a maximum of eight (8) locations with in the building.
                        Four (4) sets each will be stubbed into tenant areas on either side of the atrium.

ENERGY MANAGEMENT:      The building will utilize all electric DDC control
                        system or equivalent. This will allow remote troubleshooting and adjustment of set-points, as well as programmed start, stop and system optimization.

ELEVATORS:              Two (2) hydraulic passenger elevators with a 3,500 Ib.
                        capacity with a standard size cab, and 1 hydraulic freight elevator with a 4,500 Ib. capacity with standard cab. Cab finishes for the passenger elevators shall include carpeted floors and custom laminated or wood veneer walls. The doors and frames shall be painted to match interior decor. Entrance on the 1st level to be stainless steel; entrances on the 2nd and 3rd levels to be painted. Ceilings will be perforated metal. The cab finish for the freight elevator will be selected from the manufactures stock interiors. Entrance frames at all levels will be painted. Each elevator will be equipped with call buttons and indicator lights at all levels.

REST ROOMS:             2 sets of women's and men's rest rooms will be fully
                        finished on each floor with base building. (Total of 6 rest rooms)

                        Floors: The toilet room floors will receive a standard 12" x 12" domestic ceramic tile, such as keystones mosaics unglazed Daltile or equal.

                        Walls/Base: All toilet room walls will be floor-to-floor height dry wall partitions with acoustical batt insulation. All wet walls to receive a minimum of 6' high unglazed 6" x 6" domestic ceramic tile similar to Daltile semi-gloss or matte wall tile. Ceramic tile base, with a cove profile will be provided around the full perimeter of each toilet room.

                        Ceilings: Suspended drywall taped, sanded and painted with down lights and access panels as required.

                        Vanities: Cast resin vanity top with under counter basin.

                        Toilet Partitions and Accessories: Ceiling hung painted metal partitions in conjunction with standard toilet room accessories including soap dispensers, towel dispensers, trash receptacles, paper holders, etc. Individual full height mirrors at each lavatory location.

                                  C Part I - 2

FIRST FLOOR MAIN LOBBY AND    The first floor base building main elevator lobby
ELEVATOR LOBBY:               shall include the finishes outlined below. It
                              shall be designed and constructed to optimize appearance while allowing reasonable maintenance of high traffic areas.

                              Floors: To be, or a combination of, natural stone, terrazzo, ceramic tile or carpet. Manufactures standard walk off mats at entries.

                              Walls/Base: Base material to be stainless steel laminate on plywood substrate. Walls to be painted gypsum board with "pitcon" reveals.

                              Ceilings: Drywall ceilings coffered and painted with reveals. Access panels as required. Down lighting and light cove fluorescent strip lighting.

FIBER OPTICS:                 Vertical risers to accommodate fiber optic lines
                              for connection to the Internet are provided to each floor of the building. Fiber optic provider(s) to be determined. All communication closets to be equipped with standard closet function type locks.

PARKING: Initially, a surface lot will be constructed at the rear of the building with approximately 308 parking spaces. The remaining spaces to be provided elsewhere on the campus pursuant to the terms of the CCRs.

WINDOWS: Windows will be manufactures standard color lightly reflective, insulated glass set in prefinished aluminum frames with a thermal break design. Window units will be fixed, with no operating sash.

BUILDING CORE FINISHES-
TYPICAL FLOORS:               Electrical, mechanical, telephone and janitor
                              closets located on each floor. Drinking fountains will be installed at the core per code.

                              Floors: Elevator lobby floors to be carpet with carpet border and carpet base.

                              Walls: Walls in elevator lobbies to be painted gypsum board with "Pitcon" reveals. Walls in corridors to be painted gypsum board. Core doors for stairwells, electrical, telephone, and toilet rooms all installed. Core doors 3'x8', solid core, stain grade (paint grade @ utility rooms) complete with frame, trim, hardware, locking devices and closer where required.

                              Ceilings: Ceiling in elevator lobbies will be painted gypsum board.

OFFICE AREA FINISHES:         Walls: Exterior walls to be clad with drywall,
                              taped and sanded. 1-inch slat Venetian blinds to be installed on all exterior windows.

                              Ceilings: Ceilings will be open and ready to receive tenant grid and tile.

STAIRS: Base building stairways as required by code for standard office use.

                              Floors: Exposed sealed concrete with painted stringers and risers.

                              Walls: All stair side gypsum board will be provided with 2 coats semi-gloss latex paint.

                                  C Part I - 3

                              Ceilings: The underside of the exposed stairway will be painted. Stairwell ceiling to be exposed and painted.

                              Metals: All handrails, stringers, etc. will be painted.

                              Base: 4" covered vinyl base will be installed around each floor level stairway landing.

ELECTRICAL, MECHANICAL AND
TELEPHONE ROOMS :             Floors: The floors will be sealed concrete with 4"
                              vinyl base.

                              Walls: They will be sheetrock, blocked, taped, sanded and painted. Framing voids to receive sound attenuating insulation.

                              Ceilings: Exposed structure will remain
                              unfinished.

JANITOR'S CLOSET:             Floors: The floors will be sealed concrete with
                              vinyl base.

                              Walls: Sheetrock walls will be painted.

                              Ceilings: Exposed structure will remain
                              unfinished.

FINISH HARDWARE:              All door hardware will be as manufactured by
                              Schlage, Russwin, Corbin or equal to meet ADA requirements with function appropriate to intended usage. Base building and tenant locksets will be lever style hardware with US 26D satin chrome finish. Hinges to be satin chrome finish. Also included are kick plates for service area and all toilet room doors.

INTERIOR SIGNAGE:             Core area rooms will be furnished with commercial
                              grade signage including rest rooms, mechanical and electrical rooms, stairwells, etc. A building directory, with the ability to have multiple suites and names listed, will be installed in the main lobby. All other exterior and interior signage are will be provided by the Tenant.

MISCELLANEOUS POWER:          The base building shall include miscellaneous use
                              duplex 120 volt receptacles in equipment rooms, bathrooms, mechanical rooms, lobbies, storage areas and corridors. Exterior service outlets will be provided near the roof mounted HVAC equipment.
                              Provide GFI protection per code.

EMERGENCY POWER & LIGHTING:   Emergency lighting will be accomplished with
                              battery ballasts in fluorescent lighting fixtures.
                              The fire alarm control panel will be provided with battery backup. Elevators shall return to the ground floor and open doors upon power loss. All work support generator and/or UPS components shall be installed by Tenants and/or included as part of the Tenant Improvement Allowance. An empty conduit
                              "only" will be stubbed from the main electrical room to a future pad location if a tenant should require back up generation.

TELEPHONE SERVICE:            An underground telephone service conduit, as
                              required by the carrier, will be provided and extended to the building telephone service room.
                              Telephone equipment and wiring to the individual floors and tenant spaces will be provided by the tenant.

                                  C Part I - 4

SPECIAL SYSTEMS:              Fire alarm system - a complete UL approved fire
                              management alarm system will be provided to comply with local fire department requirements for shell building use and occupancy. All fire alarm features required in the tenant area to complete the system such as strobes, pull stations, etc., will be provided by the tenant.

SECURITY SYSTEMS:             A security system will be provided to allow after
                              hour electronic access at building entry locations
                              "only."

INTERIOR LIGHTING:            Elevator Lobbies
                              The lobbies, corridors, vestibules, elevator lobbies, etc. will be lit with PL down light fixtures, uplights or cove lighting to an average of 35 foot candles.

                              Electrical Rooms, Mechanical Rooms, Janitor's Closets, and Dock Areas Lighting in these areas will be 4' or 8' wall or ceiling mounted fluorescent strip fixtures to an average of 40 foot candles.


                              Toilet Rooms
                              Toilet rooms will be lit with PL down light fixtures with light coves consisting of fluorescent strip fixtures and drywall ledger provided in each toilet room.

                              Stairs
                              Stairwell lighting will consist of ceiling mounted or wall mounted fluorescent lighting fixtures, included as part of base building cost.


                                  C Part I - 5

                                   EXHIBIT C

                                    PART II

                               OFFICE SPACE PLAN

                                 See attached.

                                C Part II - 1479

DATE:       9-Jun-05                                           SPAULDING & SYLE

PROJECT:    VANDA PHARMACEUTICALS, INC.                             CONSTRUCTION
SITE:       3rd Floor @ JHU@MCC#3
            Rockville, MD

JOB #:      NA                          REV DATE: 29-Jul-05
R.S.F.:      14,524   OFFICE "ONLY"
PLAN DATE:  05/04/05  FLOOR PLAN-OPTION 1-V.E. OPTION -PLUS
PREP'D BY:    JWM

                    CONCEPTUAL ESTIMATE - V.E. OPTION - PLUS

QUALIFICATIONS/ASSUMPTIONS

THIS ESTIMATE IS LIMITED TO WORK SHOWN IN THE OFFICE AREA'S "ONLY". WE HAVE NOT INCLUDED ANY WORK IN THE LAB.

ALL WORK PERFORMED DURING NORMAL WORKING HOURS

WINDOW STOOLS ARE EXISTING.

ALL MECHANICAL, ELECTRICAL, AND SPRINKLER SYSTEMS AND/OR EQUIPMENT HAS SUFFICIENT CAPACITY & IS WORKING PROPERLY

SPRINKLER MAIN LOOP IS EXISTING

SECURITY WORK IS EXCLUDED

TEL/DATA NOT INCLUDED, RING AND STRING ONLY

FURNITURE, FIXTURES AND FREE STANDING EQUIPMENT NOT INCLUDED IN PRICING

THIS PROPOSAL DOES NOT INCLUDE ANY BACK UP GENERATION OR UPS WORK.

WSSC FEE'S TO BE PAID BY OTHERS

ITEMIIZED QUANTITY/SCOPE SURVEY

      DESCRIPTION OF WORK                                    QNTY UNIT    UNIT COST    SUBTOTAL    TOTAL
A     DEMOLITION
      REMOVE WALLS                                                0 LF
      REPAIR CEILINGS                                             0 AL
      DUMPSTERS                                                   8 EA
      REMOVE TRASH                                                1 LS

B     DRYWALL/ACOUSTICAL
      CEILING HIGH PARTITIONS 9'-0" - Insulated/5/8" BD        1098 LF
      FULL HEIGHT PARTITIONS - 14-6" - Insulated/5/8" BD        441 LF
      2X4 ACT CEILING 9/16 GRID, "CORTEGA" TILE              14,524 SF
      2X2 ACOUSTICAL CEILING SYSTEM - VINYL @ LDG STORAGE         0 SF
      DRYWALL CEILINGS AT UPGRADE AREA'S                          0 SF
      SPRAY ON FIREPROOFING REPAIR                                1 LS

C     PROTECTION AND TRASH REMOVAL
      TEMP PROTECTION                                             1 LS
      DAILY LABOR AND DAILY CLEANING                              8 WK
      FINAL CLEANUP                                          14,524 SF

                                                                      Chip clark
                                                                          8/1/05

D     MILLWORK/CARPENTRY
      PLAM CABINETS (BASE, WALL AND TOP)                         47 LF
      RECEPTION DESK (N.l.C.)                                     0 AL
      CREDENZA AT MEETING ROOM                                    8 LF
      HALF MOON "BAR" @ PANTRY (PER ARCHITECT)                    1 AL
      MAPLE TRIM AT WALL TALKER                                  80 LF
      COAT SHELF AND ROD                                          4 LF
      IN WALL BLOCKING                                       14,524 SF

E     DOORS/FRAMES/HARDWARE
      NEW PAINT GRADE (Masonite) DOORS/HM FRM/HDW (STD)          49 LVS
      SUITE ENTRY DOORS PER NOTES                                 2 LVS
      STOREFRONT DOORS @ CONFERENCE / MEETING                     0 LVS
      REKEYING                                                    1 LS

F     GLASS/GLAZING
      SIDELIGHTS @ INTERIOR OFFICES (3/8" TEMP, NO SILICONE) 0 SF CLERESTORY GLASS AT WORK STATIONS (1/4" TEMP. NO SIL.) 400 SF SIDELIGHTS AT PERIMETER OFFICES (3/8" TEMP. NO SILICONE) 441 SF
      SIDELIGHTS AT CONF AND MTG ROOMS (3/8" TEMP.)             240 SF

G     FLOORING
      CARPET-ENCLOSED OFFICE AREAS                              650 SY
      CARPET UPGRADE AREAS                                    1,055 SY
      VCT @ PANTR, SERVER, AND COPY/FAX ROOMS                   620 SF
      VINYL BASE                                              3,580 LF
      MINOR FLOOR PREPERATION                                     1 AL

H     WALL FINISHES
      PRIME & PAINT NEW WALLS (EGGSHELL)                     32,220 SF
      PAINT NEW DOORS AND FRAMES                                 51 EA
      PAINT DRYWALL CEILINGS                                      0 SF
      WALL TALKER MARKER BOARDS                                 124 SF
      MISC TOUCH UP                                               1 LS

I     SPECIALTIES
      BUILDERS GRADE REFRIGERATOR @ PANTRY(s)                     2 EA
      BUILDERS GRADE DISHWASHER AT PANTRY(S)                      2 EA
      ELECTRONIC PROJECTION SCREENS AT LG CONFERENCE              1 EA
      ROOF PENETRATION AND BLOCKING                               1 AL
      MISC SUPPORT STEEL AT ROOFTOP CONDENSING UNIT               1 AL
      ROOF REPAIR ALLOWANCE                                       1 AL

      HVAC
      DIST. DUCT AND DIFFUSERS                               14,524 SF
      VAV'S AND TSTATS PER NOTES                                 10 EA
      AIR BALANCING                                          14,524 SF
      SUPPLEMENTAL HVAC AT SERVER ROOM                            5 TNS
      SUPPLEMENTAL UNIT TIE IN TO BASE BLDG BMS                   0 LS
      EXHAUST FANS                                                0 EA

      PLUMBING
      PANTRY SETS                                                 2 EA
      INSTANT HOTS                                                2 EA

      DESCRIPTION OF WORK

                                                             QNTY UNIT
L     SPRINKLER ALLOWANCE
      ADD/RELOCATE HEADS AS REQUIRED                         14,524 SF

M     ELECTRICAL
      DUPLEX OUTLETS ( 4 per office ilo of 5)                   187 EA
      GFI OUTLETS                                                 4 EA
      DEDICATED CIRCUITS                                          8 EA
      TEL/DATA RING WITH STRING                                 142 EA
      NEW LIGHTS THROUGHOUT SPACE (8X10 GRID)                   182 EA
      DOWNLIGHTS / WALLWASHERS AT UPGRADE AREAS                  20 EA
      PENDANT LIGHTS PER NOTES                                    5 EA
      SINGLE POLE SWITCHES                                       50 EA
      THREE WAY SWITCHES                                         10 EA
      SYSTEMS FURNITURE CONNECTIONS                              12 EA
      FLOOR BOXES AT CONFERENCE ROOM(S)                           2 EA
      HVAC & PLUMBING WIRING                                      1 LS
      EXIT LIGHTS AS REQUIRED                                    12 EA
      PANELS AT SERVER ROOM                                       1 EA
      DEMO AND SAFING                                             0 AL
      FIRE ALARM WORK                                         14524 SF
      PERMIT                                                      1 LS
      ATS FOR BASE BUILDING GENERATOR                             0 EA

                                                             ---------------
                                                                    SUBTOTAL
N     GENERAL CONDITIONS
      GENERAL CONDITIONS ALLOWANCE                          $     - LS

                                                                   SUBTOTAL

                                                                   CONSTRUCTION FEE (5.0%)

                                                                   TOTAL HARD COSTS

                                  [FLOOR PLAN]

                           VANDA PHARMACEUTICALS, INC

                                                                      Chip Clark
                                                                          8/1/05

VANDA PHARMACEUTICALS                                    DATE: JULY 29, 2005
9605 MEDICAL CENTER DRIVE - 3RD FLOOR
ROCKVILLE, MD 20850

PLAN NOTES FOR OFFICE SPACE "ONLY"

DIVISION - 1 GENERAL REQUIREMENTS

- CONTRACTOR TO PROVIDE ALL NECESSARY DEMOLITION AS REQUIRED FOR NEW CONSTRUCTION SHOWN.

DIVISION - 2 SITE REQUIREMENTS - N/A

DIVISION - 3 CONCRETE 3 - N/A

DIVISION - 4 MASONRY - N/A

DIVISION - 5 METALS

- CONTRACTOR TO FURNISH AND INSTALL AII MISCELLANEOUS METAL ASSOCIATED WITH NEW OUTDOOR UNIT OF SPLIT SYSTEM TO BE INSTALLED ON ROOF.

- CONTRACTOR TO FURNISH AND INSTALL AT NEW PARTITIONS U.N.O WITH 3 5/8" METAL STUDS SPACED: 24" O.C. FOR WALLS.

DIVISION - 6 WOOD AND PLASTICS

- CONTRACTOR TO FURNISH AND INSTALL PLASTIC LAMINATE CABINETS (BASE AND WALL AT TWO(2) PANTRY AREAS, AND CREDENZA BASE*** AT THE MEETING ROOM) AT AREAS INDICATED AS MILLWORK.

- "HALF MOON" BAR AT PLAN WEST PANTRY NOT TO EXCEED $2,500.00 FURNISHED AND INSTALLED.

- ALL INTERIOR MILLWORK SURFACES SHALL BE MELAMINE. PLASTIC LAMINATE TO BE STANDARD GRADE AND COLOR BY NEVAMAR OR EQUAL. RECEPTION DESK TO BE PROVIDED AND INSTALLED BY THE TENANT.

-     ONE PAINT GRADE ROD AND SHELF AT PANTRY.

***NOTE: 24" x 36" VISION KITS FOR THE FIFTEEN (15) INTERIOR OFFICE DOORS CAN BE SUBSTITUTED FOR THE CREDENZA BASE DESCRIBED ABOVE.

DIVISION - 7 THERMAL AND MOSITURE PROTECTION

-     CONTRACTOR TO FURNISH AND INSTALL BATT INSULATION IN ALL NEW PARTITIONS.

DIVISION - 8 DOORS, WINDOWS AND GLAZING

- CONTRACTOR TO FURNISH SOLID CORE PAINT GRADE, MASONITE, WOOD DOORS (3' - 0" x 7' - 0" MINIMUM) U.N.O.

- CONTRACTOR TO FURNISH AND INSTALL ALL DOOR FRAMES TO BE 2" PAINTED HOLLOW METAL, U.N.O.

- CONTRACTOR TO FURNISH AND INSTALL 3/8" TEMPERED GLASS SIDELIGHTS WITH TOP AND BOTTOM EXPOSED ALUMINIUM GLAZING CHANNELS AT ALL PERIMETER OFFICES WHERE INDICATED. SIDELIGHTS NOT TO EXCEED 21 SQUARE FEET EACH. NO SILICONE BETWEEN GLASS AND ADJACENT DRYWALL JAMB.

- CONTRACTOR TO FURNISH AND INSTALL SEGMENTED 3/8" TEMPERED GLASS WALL PANELS WITH TOP AND BOTTOM EXPOSED ALUMINIUM GLAZING CHANNELS AT MEETING ROOM AND CONFERENCE ROOMS #1 AND #2. WALL PANELS NOT TO EXCEED 240 SQUARE FEET IN TOTAL SILICONE SEALANT TO BE PROVIDED BETWEEN EACH GLASS PANEL AND THE ADJACENT DRYWALL JAMBS.

- CONTRACTOR TO FURNISH AND INSTALL DOUBLE DOOR WHICH IS 8' -0" HIGH FULL HEIGHT TEMPERED VISION GLASS, PLAIN SLICED MAPLE STYLE AND RAIL AT SUITE ENTRY.

- CONTRACTOR TO FURNISH AND INSTALL 1/4" TEMPERED GLASS CLERESTORY WITH TOP AND BOTTOM ALUMININIUM GLAZING CHANNEL GLASS TO START AT 4' - 8" AFF TO 7'
      - 2" AFF ABOVE WORKSTATIONS AT INTERIOR OFFICES. CLERESTORY NOT TO EXCEED 400 SF IN TOTAL. NO SILICONE BETWEEN GLASS PANELS OR ADJACENT DRYWALL JAMB.

                                                                      Chip Clark
                                                                          8/1/05

DIVISION - 9 FINISHES

- CONTRACTOR TO FURNISH AND INSTALL GYPSUM BOARD AT NEW INTERIOR PARTITIONS AND AT ALL SHELL CONDITIONS IF REQUIRED. CONTRACTOR TO FURNISH AND INSTALL 5/8" GYPSUM BOARD AT ALL INTERIOR PARTITIONS.

- CONTRACTOR TO FURNISH AND INSTALL INTERIOR PARTITIONS TO UNDERSIDE OF DECK AS INDICATED ON THE ATTACHED PLAN. TOTAL LINEAR FEET NOT TO EXCEED 441 FEET. ALL OTHER PARTITIONS TO BE FROM FLOOR TO UNDERSIDE OF FINISHED CEILING.

- CONTRACTOR TO FURNISH AND INSTALL ACOUSTICAL CEILING SYSTEM, WHICH SHALL BE 9/16" FLATGRID. CEILING PANELS TO BE 2'x2' OR 2'x4' ARMSTRONG "CORTEGA".

- CONTRACTOR TO PAINT ALL WALLS (EGGSHELL) U.N.O. FINISHES WILL BE NEUTRAL WITH 5 TO 6 ACCENT WALLS.

-     CONTRACTOR TO PAINT ALL PAINT GRADE DOORS AND FRAMES SEMI-GLOSS.

- CONTRACTOR TO FURNISH AND INSTALL CONTINUOUS VINYL WALL COVE BASE BY JOHNSONITE OR EQUAL.

- CONTRACTOR TO FURNISH AND INSTALL CARPET TYPE 1, PROVIDE ALLOWANCE OF $20/SY INSTALLED IN ALL AREAS U.N.O.

- CONTRACTOR TO FURNISH AND INSTALL BROADLOOM CARPET TYPE 2, PROVIDE ALLOWANCE OF $18/SY INSTALLED IN ALL ENCLOSED OFFICES.

- CONTRACTOR TO FURNISH AND INSTALL RESILIENT FLOORING, PROVIDE ALLOWANCE OF $2.00/ SF INSTALLED IN ALL COPY/FAX AREAS, MAIL ROOMS, STORAGE ROOMS, SERVER ROOMS, AND BREAK ROOMS W/PANTRIES.

DIVISION - 10 SPECIALTIES

- CONTRACTOR TO FURNISH AND INSTALL ONE (1) RECESSED ELECTRIC PROJECTION SCREEN IN CONFERENCE ROOM #1.

DIVISION - 11 EQUIPMENT

- CONTRACTOR TO FURNISH AND INSTALL BUILDERS GRADE REFRIGERATOR WITH ICEMAKER AND DISHWASHER AT TWO (2) PANTRY'S. REFRIGERATORS NOT TO EXCEED $800.00 EACH AND DISHWASHERS NOT TO EXCEED $300.00 EACH.

DIVISION - 12 FURNISHINGS

-     CONTRACTOR TO FURNISH AND INSTALL "WALL TALKER" (30' -6" LINEAR FEET X 4'
      - 0" H TOTAL FOR TWO AREAS) AS SHOWN ON PLAN. MOUNTED ON GYPSUM BOARD PARTITION WITH MAPLE FRAME.

DIVISION - 13 SPECIAL CONSTRUCTION

- CONTRACTOR TO FURNISH AND INSTALL WET PIPE SPRINKLER SYSTEM AS REQUIRED BY LOCAL AND NATIONAL CODES THROUGHOUT SPACE.

- CONTRACTOR TO FURNISH AND INSTALL CODE COMPLIANT FIRE ALARM SYSTEM THROUGHOUT SPACE.

DIVISION - 14 CONVEYING SYSTEM

DIVISION - 15 MECHANICAL

- CONTRACTOR TO FURNISH AND INSTALL CODE COMPLAINT MECHANICAL ZONING AS REQUIRED BY SQUARE FOOTAGE TAKEN. SEE DIVISION 16 FOR ELECTRICAL REQUIREMENT. CONTRACTOR TO FURNISH AND INSTALL SEPARATE ZONE CONTROL AT ALL CONFERENCE ROOMS, OFFICES WITH (2) EXPOSURES AND PANTRY'S.

- CONTRACTOR TO FURNISH AND INSTALL (1) 5 TON, MAXIMUM, DEDICATED 24 HOUR SPLIT SYSTEM AIR CONDITIONING UNIT TO FEED SERVER ROOM SIMILAR TO LIEBERT MINI MATE WITH CONDENSING UNIT ON ROOF.

- CONTRACTOR TO FURNISH AND INSTALL STAINLESS STEEL SINK WITH GOOSENECK FAUCET AND WATER LINE FOR COFFEE MAKER AT TWO (2) PANTRY LOCATIONS. COLD WATER SHALL BE EXTENDED FROM EXISTING TOILET ROOMS, AND HOT WATER FROM NEW HEATER, DRAIN PIPING SHALL BE EXTENDED TO NEAREST BASE BUILDING WET STACK.

- CONTRACTOR SHALL FURNISH & INSTALL SERIES FAN-POWERED VAV BOXES (WITH ELECTRIC HEATING COILS WHEN SERVING EXTERIOR PERIMETER AREAS) TO MEET SPECIFIC SPACE REQUIREMENTS. EXISTING UNITS SHALL BE USED IN PLACE, OR RELOCATED, AS APPROPRIATE. PERIMETER BOXES SHALL BE LIMITED TO APPROXIMATELY 600 SQUARE FEET, OR FOUR OFFICES. INTERIOR ZONES SHALL BE LIMITED TO 1200 SQUARE FEET.

- EXISTING SYSTEM IS PACKAGED ROOFTOP UNITS WITH MAIN SUPPLY LOOP DUCT AND SOME OF THE FAN-POWERED BOXES, AND PLENUM RETURN

- CONTRACTOR SHALL FURNISH AND INSTALL AN ELECTRIC, POINT OF USE, INSTANTANEOUS WATER HEATER TO SERVE THE PANTRY SINKS.

DIVISION - 16 ELECTRICAL

- CONTRACTOR TO FURNISH AND INSTALL ELECTRICAL POWER AS REQUIRED IN ALL AREAS BY CODE.

- CONTRACTOR TO FURNISH AND INSTALL POWER TO ALL WORKSTATION (PRE-WIRED FURNITURE) AND OFFICES TO SUPPORT 1 CPU, 1 MONITOR, 1 TASK LIGHT, AND 2 CONVENIENCE OUTLETS FOR EACH WORKSTATION OR OFFICE.

- CONTRACTOR TO FURNISH AND INSTALL RING AND PULL STRING AND OR CONDUIT (AS REQUIRED BY CODE) TO SUPPORT 3 CATEGORY 5 CABLES PER WORKSTATION AND OFFICE. CONTRACTOR SHALL MAKE FULL PROVISIONS FOR SUPPORT AREAS AND OTHER ENCLOSED SPACES. (NOTE: 2 LOCATIONS AT OFFICES GREATER THAN 120 SF) DATA CABLING TO BE SUPPLIED AND INSATLLED BY TENANT.

- CONTRACTOR TO FURNISH AND INSTALL ONE (1) 100 AMP ELECTRICAL PANEL AT SERVER ROOM THAT SHALL BE CONNECTED TO A TENANT PROVIDED UPS.

- CONTRACTOR TO FURNISH AND INSTALL LIGHTING IN ALL SPACES U.N.O. TO BE 2'X2' 12-18 CELL PARABOLIC FLUORESCENT FIXTURE BY LIGHTOLIER OR EQUAL FIXTURE TO BE PLACED IN A 8'X10' GRID.

TYPICAL LIGHTING DIAGRAM

- CONTRACTOR TO FURNISH AND INSTALL SPECIAL LIGHTING TO BE 10 DOWN LIGHTS, 10 WALL WASHERS. ALL OF THE FIXTURE TO BE LIGHTOLIER, CALCULITE SERIES WITH LENS OR EQUAL.

- CONTRACTOR TO FURNISH AND INSTALL 5 DECORATIVE PENDANT FIXTURES THROUGHOUT THE PROJECT BUT INSTALLED PRIMARILY IN PANTRY AREAS. ALLOW $250 PURCHASE PRICE ALLOWANCE PER FIXTURE.

-     CONTRACTOR TO FURNISH AND INSTALL POWER FOR CARD READERS AT ALL EXTERIOR
      DOORS.

- CONTRACTOR TO FURNISH AND INSTALL POWER FOR ELECTRIC STRIKES OR MAG LOCK AS DIRECTED BY EXTERIOR DOOR SPECIFICATIONS.

-     CONTRACTOR TO FURNISH AND INSTALL POWER FOR CARD READERS AT 3 INTERIOR
      DOORS.

- CONTRACTOR TO FURNISH AND INSTALL ONE (1) FLUSH MOUNTED FLOOR BOX FOR MINIMUM OF 4 POWER DEVICES AND 4 TELEPHONE AND DATA PORTS IN EACH CONFERENCE ROOM.

GENERAL

- QUANTITIES FOR ALL MATERIALS, PRODUCTS, SYSTEMS ETC. TO BE PER THE QUANTITIES SHOWN ON THE ATTACHED CONCEPTUAL ESTIMATE - V.E. OPTION - PLUS, REVISION DATE 29-JULY-05.

-     SEE QUALIFICATIONS AND ASSUMPTIONS ON THE ATTACHED CONCEPTUAL ESTIMATE.

-     ALL WORK ASSOCIATED WITH THE WET LAB TO BE PERFORMED UNDER A SEPARATE
      AGREEMENT.

                                    EXHIBIT C

                                    PART III

                               MILESTONE SCHEDULE

                                                                              EXCLUSIVE REMEDY
                        MILESTONE                         DATE          PER SECTION 3.2 OF THE LEASE
                        ---------                         ----          ----------------------------

1.   Intentionally omitted.

2.   Tenant shall have submitted to Landlord design     08-10-05   If the Tenant does not meet its
     development drawings for Tenant's Lab Space                   obligation in this milestone, one day
     Leasehold Improvements which Landlord shall                   of Tenant Delay shall occur for each
     review and return comments on to Tenant within                day the Tenant is delayed in meeting
     then (10) business days following receipt of                  such obligation, and Landlord shall
     the same.                                                     have the rights and remedies set
                                                                   forth in Section 3.2 hereof.

3.   Tenant shall have submitted to Landlord           08-31 -05   If the Tenant does not meet its
     Tenant's construction drawings and                            obligation in this milestone, one day
     specifications for Tenant's Lab Space Leasehold               of Tenant Delay shall occur for each
     Improvements which Landlord shall review and                  day the Tenant is delayed in meeting
     return comments on to Tenant within ten (10)                  such obligation and Landlord shall
     business days following receipt of the same.                  have the rights  and remedies set
                                                                   forth in Section 3.2 hereof.

4.   Tenant shall attend all scheduled design          Weekly, or  If the Tenant does not meet its
     progress meetings as requested by Landlord or    as required  obligation in this milestone, one day
     Landlord's Architect as required for completion               of Tenant Delay shall occur for each
     of Construction Plans for the Office Space.                   day the Tenant is delayed in meeting
                                                                   such obligation and Landlord shall
                                                                   have the rights and remedies set
                                                                   forth in Section 3.2 hereof.

5.   Tenant shall have submitted final bid and          09-19-05   If the Tenant does not meet its
     pricing documents for Tenants Lab Space                       obligation in this milestone, one day
     Leasehold Improvements to Landlord's                          of Tenant Delay shall occur for each
     Contractor; and Landlord's Contractor shall                   day the Tenant is delayed in meeting
     provide Tenant with final pricing for review                  such obligation and Landlord shall
     and approval within forty-five (45) days                      have the rights and remedies set
     following receipt of such final bid and pricing               forth in Section 3.2 hereof.
     documents.

                                 C Part III - 1

                                                                              EXCLUSIVE REMEDY
                        MILESTONE                         DATE          PER SECTION 3.2 OF THE LEASE
                        ---------                         ----          ----------------------------
6.   Tenant (i) delivers to Landlord written            09-26-05   If the Tenant does not meet its
     approval of the 100% Complete Construction                    obligation in this milestone, one day
     plans for the Office Space and subject to                     of Tenant Delay shall occur for each
     Tenant's written comments with respect thereto,               day the Tenant is delayed in meeting
     provided such comments do not increase the cost               such obligation and Landlord shall
     of the Work or cause a delay in meeting any                   have the rights and remedies set
     subsequent Milestone Dates, and (ii) authorizes               forth in Section 3.2 hereof.
     Landlord's Contractor to order for Tenant all
     required long lead time items.

7.   Tenant shall submit to Landlord the Lab Space      09-30-05   If the Tenant does not meet its
     Complete Plans (as defined in the Lease).                     obligation in this milestone, one day
                                                                   of Tenant Delay shall occur for each
                                                                   day the Tenant is delayed in meeting
                                                                   such obligation and Landlord shall
                                                                   have the rights and remedies set
                                                                   forth in Section 3.2 hereof.

8.   Tenant shall review and approve final pricing      10-03-05   If the Tenant does not meet its
     for Lab Space Leasehold Improvements within 5                 obligation in this milestone, one day
     business days following receipt of the same.                  of Tenant Delay shall occur for each
                                                                   day the Tenant is delayed in meeting
                                                                   such obligation and Landlord shall
                                                                   have the rights and remedies set
                                                                   forth in Section 3.2 hereof.

9.   Landlord is to have substantially completed the    January    If for any reason this milestone is
     Leasehold Improvements.                             1, 2006   not reached, Landlord shall have
                                                                   until March 1, 2006, to reach the
                                                                   milestone. If milestone as so
                                                                   extended (as so extended, the
                                                                   "Outside Date") is not reached for
                                                                   any reason other than Tenant Delay or
                                                                   Force Majeure, the Commencement Date
                                                                   shall be postponed one day for each
                                                                   day of said delay by Landlord, and
                                                                   Tenant will be entitled, as its sole
                                                                   remedy, to a credit against Base
                                                                   Annual Rent due hereunder in an
                                                                   amount equal to the product of (i)
                                                                   the rate of Base Annual Rent due per
                                                                   day during the first Lease Year
                                                                   multiplied by the number of days
                                                                   following the Outside Date until
                                                                   Landlord achieves this milestone.

                                 C Part III - 2

                                    EXHIBIT D

                               LANDLORD'S SERVICES
                                       IN
                                  COMMON AREAS

I.    CLEANING

      A.    General

            1. All cleaning work will be performed generally between 5 p.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

            2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.

      B.    Daily Operations (5 times per week)

            1.    Lavatories

                  a.    Sweep and wash floors with disinfectant.

                  b.    Wash both sides of toilet seats with disinfectant.

                  c.    Wash mirrors, basins, bowls, and urinals.

                  d.    Spot clean toilet partitions.

                  e. Empty and disinfect sanitary napkin disposal receptacles.

                  f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

            2.    Public Areas

                  a. Wipe down entrance doors and clean glass (interior and exterior) and adjacent glass.

                  b.    Vacuum elevator carpets and wipe down doors and walls.

                  c.    Clean water coolers.

                  d. Vacuum all carpets daily and mop all floors daily, as needed.

                  e.    Sweep stairways daily, as needed.

      C.    Operations As Needed (but not less than every other day)

            1.    Public Areas

                  a.    Buff resilient floor areas.

      D.    Weekly Operations

            1.    Common Area, Lavatories, Public Areas

                  a. Hand-dust and wipe clean horizontal surfaces with treated cloths to include furniture, office equipment, window-sills, door ledges, chair rails, baseboards, convector tops, etc., within normal reach.

                  b. Remove finger marks from private entrance doors, light switches, and doorways.

      E.    Monthly Operations

            1.    Public Areas

                  a.    Thoroughly vacuum seat cushions on chairs, sofas, etc.

                  b.    Vacuum and dust grillwork.

            2.    Common Area Lavatories

                  a.    Wash down interior walls and toilet partitions.

      F.    As Required and Weather Permitting (at least once per year)

            1.    Clean inside of all windows in Building.

            2.    Clean outside of all windows in Building.

      G.    Yearly

            1.    Public Areas

                  a.    Strip and wax all resilient tile floor areas.

II.   HEATING, VENTILATING, AND AIR CONDITIONING

      A. Heating, ventilating, and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (excepting Sundays and holidays); Monday through Friday, HVAC shall operate from 7:00 a.m. to 6:00 p.m. and Saturday from 9:00 a.m. to 1:00 p.m. or, at Tenant's expense, at such other hours as requested by Tenant.

      B. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III.  WATER

      Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV.   ELEVATORS

      Elevators for the use of all tenants and the general public for access to and from all floors of the Building Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole. At least one elevator shall be in service at all times.

V.    RELAMPING OF LIGHT FIXTURES

      Tenant will reimburse Landlord for the cost of non-building standard lamps, ballasts and starters and the cost of replacing same within the Premises.

VI.   INTENTIONALLY OMITTED

VII.  ELECTRICITY

      A. Landlord, at Tenant's expense in accordance herewith, shall furnish electrical energy required for lighting, electrical facilities, equipment, machinery, fixtures, and appliances used in or for the benefit of the Premises, in accordance with the provisions of the Lease of which this Exhibit is a part. Landlord will install Meters for all electricity provided to the Premises (other than Building heating, ventilating and air conditioning). The cost of installation of the Meters shall be borne by the Tenant.

      B. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as personal computers, printers, facsimile machines, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal buildings operating hours.

      C. Tenant's use of electrical energy in Premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electrical service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electrical distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of the Premises. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand.

      D. Landlord may, at any time, elect to discontinue the furnishing of electrical energy, provided that Landlord is required to do so by law, regulation or order of any governmental body having jurisdiction, or by the utility company providing such electrical service. In the event of any such election by Landlord: (1) Landlord agrees to permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Tenant and/or such public utility for such purpose to the extent they are suitable and safely capable;
            (2) Landlord agrees to pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility's election, to pay for such other installations as such public utility may require, as a condition of providing comparable electrical service to Tenant which costs as reasonably amortized by Landlord, with legal interest paid by Landlord on the unamortized amount, shall be added to Landlord's Operating Costs; and (3) Tenant shall thereafter pay, as additional rent but directly to the utility furnishing the same, all charges for electrical services to the Premises.

VIII. WATER AND GAS

      If Tenant or any other tenant in the Building shall operate a wet laboratory in its demised premises, Landlord may cause the water and gas lines serving such wet laboratories to be metered by a separate check meter (the "Water and Gas Check Meters") installed at the Tenant's or such other tenant's cost. In the event Tenant operates such a separately metered wet laboratory, Tenant shall pay, as additional rent in addition to Tenant's Share of Operating Costs,

      Tenant's Share of Real Estate Taxes and Tenant's Annual Electrical Cost in accordance with Article IV of the Lease, Tenant's Annual Water and Gas Costs and the cost to the Landlord for consumption of water and gas in wet laboratories in the Building shall be excluded from Landlord's Operating Costs.

      Tenant's Annual Water and Gas Costs shall mean the cost to Landlord at the "average unit cost" for water or gas, as the case may be, for Tenant's use of water or gas in Tenant's wet laboratory as shown on the Water and Gas Check Meters. For purposes hereof, the average unit cost of gas and/or water for any year or applicable portion thereof shall mean the cost calculated by dividing the sum of the costs charged Landlord by the public utility for gas or water consumed in the Building in the applicable period by the sum of the applicable units (i.e., gallons or other applicable unit of measure) of water or gas used by the Building during such period as measured by the Building Master Gas or Master Water Meter as the case may be.

      For every fiscal year or portion thereof during the Term hereof, as the same may be extended, Tenant shall pay, as additional rent, Tenant's Annual Water and Gas Cost in monthly installments on the first day of each month during its Term and as otherwise provided in this Part VIII of Exhibit D. As soon as practicable after the end of each fiscal year during the Term, and after Lease termination, Landlord shall render a statement (the "Landlord's Utility Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding calendar year or fraction thereof Tenant's Annual Water and Gas Cost.

      Tenant shall pay, as additional rent, on the first day of each month of such fiscal year and each ensuing fiscal year thereafter, Estimated Monthly Utility Cost Payments equal to 1/12th of Landlord's estimate of Tenant's Annual Water and Gas Cost for the respective fiscal year, with an appropriate additional payment or credit to be made after Landlord's Utility Statement is delivered to Tenant. If the amount paid by Tenant for Estimated Monthly Utility Cost Payments is less than the actual Annual Water and Gas Cost, Tenant agrees to pay, as additional rent, to Landlord the amount of the differential. If the amount paid by Tenant for Estimated Monthly Utility Cost Payments is more than the actual Annual Water and Gas Cost, then Landlord, shall credit such excess against Tenant's subsequent monthly payments of Estimated Monthly Utility Cost Payments, as appropriate, until such excess is exhausted (or refund such excess to Tenant if at the end of the Term). Landlord may adjust such Estimated Monthly Utility Cost Payment from time to time and at any time during a fiscal year (but not more often than twice per fiscal year), and Tenant shall pay, as additional rent, on the first day of each month following receipt of Landlord's notice thereof, the adjusted Estimated Monthly Utility Cost Payment.

      If Landlord fails to furnish Tenant any statement of Landlord's estimate of Tenant's Annual Water and Gas Cost for any fiscal year or if Landlord shall furnish such estimate for any fiscal year subsequent to the commencement hereof, then until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section in respect of the last month of the preceding fiscal year.

      Tenant shall have the right from time to time during the Term to read the Building Master Gas Meter and Master Water Meter and the Gas and Water Check Meters serving the Premises. Each Landlord's Utility Statement delivered to Tenant hereunder shall be conclusive and binding upon Tenant unless, within ninety (90) days after receipt of the statement, Tenant notifies Landlord that it wishes to audit Landlord's books and records with respect to Annual Water and Gas Cost for the preceding fiscal year. If Tenant gives such notice timely requesting the right to audit Landlord's books and records, Tenant shall have the right, at a reasonable time and upon reasonable notice, to examine Landlord's books and records respecting the Building which relate to the determination and computation of Tenant's Annual Water and Gas Cost for the fiscal year in question.

                                    EXHIBIT E

                             RULES AND REGULATIONS

      A. Roads, parking, sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or their agents, employees, sublessees, contractors, licensees or invitees, or used for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building or from one part of the campus to another part of the campus.

      B. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, and employees shall be paid by such tenant.

      C. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other part of the Building, except of such color, size, and style, and in such places, as shall be first approved in writing by the building manager. No nails, hooks, or screws shall be driven into or inserted in any part of the Building, except by Building maintenance personnel.

      D. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.

      E. Directories will be placed by Landlord, at Landlord's own expense, in conspicuous places in the Building. No other directories shall be permitted.

      F. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the office of the Managing Agent of the Building during normal business hours, Monday through Friday, no later than 24 hours prior to the time such service is required. All such requests for service shall be delivered on forms available from the office of the Managing Agent. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel authorized to make such request. The Tenant shall be charged for such operation in the form of additional rent; such charges are to be determined by the Managing Agent and shall be fair and reasonable and reflect the additional operating costs involved.

      G. The Premises shall not be used (i) by any Prohibited Person (as defined in Section 6.1.3 of the Lease), or (ii) for conducting any barter, trade, or exchange of goods or sale through promotional give-away gimmicks or any business involving the sale of secondhand goods, insurance salvage stock, or fire sale stock, and shall not be used for any auction or pawnshop business, any fire sale, bankruptcy sale, going-out-of-business sale, moving sale, bulk sale, or any other business which, because of merchandising methods or otherwise, would tend to lower the first-class character of the Building.

      H. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent Laws, rules, or regulations of any governmental authority.

      I. Tenant shall not place a load upon any floor of the premises which exceeds the floor load per square foot which such floor was designed to carry or which is allowed by applicable building code. Landlord may prescribe the weight and position of all safes and heavy installations which Tenant desires to place in the Premises so as properly to distribute the weight thereof. Landlord shall have the authority to prescribe the weight and position of safes or other heavy equipment which may overstress any portion of the floor. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the Tenant. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense.

      J. A tenant shall notify the building manager when safes or other heavy equipment are to be taken into or out of the Building. Moving of such items shall be done during the hours that Landlord may determine under the supervision of the building manager, after receiving written permission from him.

      K. Suite entry doors and doors to public corridors, when not in use, shall be kept closed.

      L. All deliveries must be made via the service entrance and service elevators during normal business hours or as otherwise directed or scheduled by Landlord. Prior approval must be obtained from Landlord for any deliveries that must be received after normal business hours.

      M. Each tenant shall cooperate with Building employees in keeping the Premises neat and clean. Nothing shall be swept or thrown into the corridors, halls, elevator shafts, or stairways. No birds, animals, or reptiles, or any other creatures, shall be brought into or kept in or about the Building.

      N. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

      O. Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the building or to any leased space so as to be objectionable to Landlord or any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, in setting of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise. Tenants shall not make or permit any improper noises in the Building, or otherwise interfere in any way with other tenants or persons having business with them.

      P. Tenants shall not use or keep in the Building any flammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL-approved except as expressly permitted in the Lease.

      Q. Tenants' employees or agents, or anyone else who desires to enter the Building, may be required to provide appropriate identification and sign in upon entry, and sign out upon leaving, giving the location during such person's stay and such person's time of arrival and departure, and shall otherwise comply with any reasonable access control procedures as Landlord may from time to time institute.

      R. Landlord has the right to evacuate the Building in event of emergency or catastrophe or for the purpose of holding a reasonable number of fire or emergency drills.

      S. If any governmental license or permit shall be required for the proper and lawful conduct of tenant's business, tenant, before occupying the Premises, shall procure and maintain such license or permit and submit it for Landlord's inspection. Tenant shall at all times comply with the terms of any such license or permit.

      T. Tenant covenants and agrees that its use of the Premises shall not cause a discharge of more than its pro rata share on a square foot basis of the design flow gallonage per day of sanitary (nonindustrial) sewage allowed under the sewage discharge permit(s) for the Building. Discharges in excess of that amount, and any discharge of industrial sewage, shall only be permitted if Tenant, at its sole expense, shall have obtained all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof. Tenant shall submit to Landlord on December 1 of each year of the Term of this Lease a statement, certified by an authorized officer of Tenant, which contains the following information: name of all chemicals, gases, and Hazardous Materials, used, generated, or stored on the Premises; type of substance (liquid, gas or granular); quantity used, stored or generated per year; method of disposal; permit number, if any, attributable to each substance, together with copies of all permits for such substance; and permit expiration date for each substance.

      U. Garbage, trash, rubbish, and refuse shall be kept in sanitary closed containers approved by Landlord so as not to be visible to the public within the demised area. The following rules and regulations shall apply to "dry" trash:
(1) all "dry trash shall be properly bagged in plastic bags and sealed; and (2) all "dry" trash shall be delivered at such times and in such areas of the Project as, from time to time, may be designated by Landlord. The following rules and regulations apply to "semi-wet", and "wet garbage": (1) Tenant shall be solely responsible for the cost of purchasing such equipment as is necessary to convert "wet garbage" into a sanitary condition satisfactory to Landlord for disposal by Landlord after delivery by Tenant to the designated area; and (2) if, at Landlord's sole discretion, a refrigerated trash handling room becomes necessary, it will be Tenant's sole responsibility to pay all reasonable costs incurred to install such improvements in any area designated by Landlord.

      V. Tenant will not display, paint, or place, or cause to be displayed, painted or placed, any handbills, bumper stickers, or other advertising or promotional materials or devices on any part of the Building or on any vehicles parked in the parking areas of the Building whether belonging to Tenant or to Tenant's employees or agents or to any other person except individuals may have decals or bumper stickers on own cars.

      W. Tenant shall use the Common Areas for ingress and egress only, and shall not use any portion of the Common Areas for business or promotional purposes, nor shall Tenant place any obstruction (including, without limitation, vending machines) thereon. Tenant shall not use, suffer, or permit to be used any part or portion of the Common Areas for any "quick-type service" of, among other things, cigarettes, food, beverages, ice cream, popcorn, candy, gum, or any other edibles, whether or not such "quick-type service" is effected through machines or other dispensing devices.

      X. Tenant shall not use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or telephone, radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord which approval shall not be granted if such device could be seen or heard by any tenant or visitor to the campus.

      Y. Door keys for doors in the Premises will be furnished at the Commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening safes, cabinets, or vaults left on the Premises following expiration or sooner termination of the Term. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

      Z. Tenant (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) may not and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises; (c) at any time sell, purchase or give away, or permit the sale, purchase, or gift of food in any form.

      AA.   Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

      BB.   Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

      CC.   Landlord reserves the right to rescind any of these Rules and
Regulations and make such other and further rules and regulations not inconsistent with the express terms of the lease as in the reasonable judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulations when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of the Lease to which these Rules and Regulations are attached, Landlord shall have the right to rely on the term or provision in either such Lease or such Rules and Regulations which is most restrictive on Tenant and most favorable to Landlord.

                                    EXHIBIT F

                             INTENTIONALLY OMITTED

                                    EXHIBIT G

                              ESTOPPEL CERTIFICATE

      The undersigned ("Tenant") hereby certifies to____________________________ __________________________("___________"), as follows:

      1. Lease. Tenant is the current tenant under that certain Lease dated __________________, 20___ (the "Original Lease") by and between
_______________________________ ("Landlord") and Tenant, pursuant to which
Tenant leases approximately_____________square feet (the "Premises") in the building located at___________________________________(the "Building").

      2. No Modifications. The Original Lease has not been modified, changed, altered, supplemented, amended or terminated in any respect, except as indicated below (if none, please state "none"; the Original Lease, as modified, changed, altered, supplemented or amended as indicated below, is referred to collectively as the "Lease"):

             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________

      3. Copy. A true, correct and complete copy of the Lease is attached hereto.

      4. Validity. The Lease represents the valid and binding obligation of Tenant in accordance with its terms and is in full force and effect on the date hereof. The Lease represents the entire agreement and understanding between Landlord and Tenant with respect to the Premises, the Building and the land on which the Building is situated. Tenant has not exercised any right or option to terminate the Lease, and no such rights or options remain, except_____________.

      5. No Concessions. Except as set forth in the Lease, Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant.

      6.    Term. Except for ______________________________________________, all
conditions precedent to the commencement of the initial term of the Lease have been fully satisfied or waived. The initial term of the Lease began on________, 20____. The termination date of the present term of the Lease, excluding unexercised renewal terms, is__________________, 20___, or, if the commencement date has not yet been set,_____months after the commencement date. [IF TRUE: The commencement date has occurred and Tenant has accepted possession of and currently occupies the entire Premises.] Tenant has not sublet all or any portion of the Premises to any sublessee, has not assigned, transferred, mortgaged, hypothecated or otherwise encumbered any of its rights or interests under the Lease and has not entered into any license or concession agreements with respect thereto, except for the following in accordance with the Lease: ___
_____________.

      7. Options. Except as set forth in the Lease, Tenant has no outstanding options or rights to renew or extend the term of the Lease, or expansion options, or cancellation options, rights of first refusal, or rights of first offer to lease other space within the Building. Tenant has no outstanding options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof or all or any part of the Building and/or the land on which the Building is situated.

      8. Rents. The obligation to pay rent began (or begins) on __________________, 20___. The current monthly base rent payable under the Lease is $.___________________. The monthly base rental payment (excluding pass through charges) has been paid through the month of___________________,_____. Tenant is also obligated to pay its proportionate share of ad valorem taxes, insurance and operating expenses on the Building, to the extent provided in the Lease. Tenant's estimated share of ad valorem taxes, insurance and operating expenses on the Building has been paid by Tenant through ________________,_____. Except for payments of its estimated share of ad valorem taxes, insurance and operating expenses being paid in accordance with the Lease, no rent (excluding security deposits described in Paragraph 9 below) has been paid more than one
(1) month in advance of its due date.

      9. Security Deposits. Tenant's security deposit, if any, which has been previously deposited with Landlord is $_________________(if none, please state "none"). The security deposit___is, or_____ is not, represented by a letter of credit.

      10. No Default. To the best knowledge of Tenant, no event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Landlord or, to Tenant's knowledge, Tenant under the Lease. As of the date set forth below, to the best knowledge of Tenant, Tenant has no existing claims against Landlord or defenses to the enforcement of the Lease by Landlord and Tenant is not currently entitled to any rent abatements or offsets against the rents owing under the Lease. Without limiting the foregoing, there are no development- and construction-related deadlines related to obligations of, or items to be accomplished by, Landlord under the Lease that have not been satisfied. To Tenant's knowledge, Tenant's current use and operation of the Premises complies with all covenants and operating requirements in the Lease.

      11. Allowances. All required allowances, contributions or payments (whether or not currently due and payable) by Landlord to Tenant on account of Tenant's tenant improvements have been received by Tenant and all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease, except as indicated below (if none, please state "none"):

             ______________________________________________________
             ______________________________________________________
             ______________________________________________________

      12. No Bankruptcy Proceedings. No voluntary actions or, to Tenant's best knowledge, involuntary actions are pending against Tenant under the bankruptcy, insolvency, or reorganization laws of the United States or any state thereof.

      13. Address. The current address for notices to be sent to Tenant under the Lease is set forth below.

      14. Reliance. Tenant acknowledges that______________________has or will hereafter acquire [INSERT ADDRESSEE'S INTEREST AS MORTGAGEE OR INVESTOR AS THE CASE MAY BE] and thus indirectly an interest in the Lease, the Premises, the Building and the land on which the Building is located and that____________is relying upon this Tenant's Estoppel Certificate in connection therewith. Tenant further acknowledges that this Tenant's Estoppel Certificate may be relied upon by, and inures to the benefit of, ___________ and each of its partners and any current or future lender with a lien or mortgage upon the Building and each of their respective successors and assigns.

      16. Authority. The undersigned is duly authorized to execute this Tenant's Estoppel Certificate on behalf of Tenant.

Executed as of the______day of____________________, 20___.

                                     TENANT:

                                     VANDA PHARMACEUTICALS, INC.

                                     By: _______________________________________
                                         Name:
                                         Title:

Tenant's Current Address for Notices:

_____________________________________
_____________________________________
_____________________________________

                                    EXHIBIT H

                        LEASE COMMENCEMENT DATE AGREEMENT

      This Lease Commencement Date Agreement is entered into this ______ day of ___, 20______, by MCC3, LLC ("Landlord"), a Delaware limited liability company, and _____________________ ("Tenant"), a ___________________________________,
pursuant to the provisions of that certain Lease (the "Lease") dated _________________, 20___, by and between Landlord and Tenant covering certain space in the office building located at ________________________ ______________________ (the "Building"). All terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the Lease.

                                   WITNESSETH:

1.    The Premises have been delivered to, and accepted by, the Tenant.

2. The Commencement Date is the ______ day of ________________, 20__, and the Term Expiration Date is the day of _________, 20___.

3. The number of square feet of rentable area in the Premises is __________ rentable square feet.

4. The amount of additional allowance expended by Landlord is _______________ Dollars ($___________).

5. The Annual Rent with respect to the Premises for the first Lease Year is an amount equal to the product of ____________________________Dollars ($_____________) multiplied by the total number of square feet of rentable area in the Premises. The amount of Annual Rent shall be increased as follows:

               BASE
              ANNUAL            RENTABLE                                ADDITIONAL
  LEASE        RENT              SQUARE            BASE ANNUAL          ALLOWANCE
  YEAR       P.R.S.F.    X        FEET      =         RENT       +        CHARGE      =     ANNUAL RENT
 SECOND      $  23.69    X       17,002     =      $402,777.38   +      $30,773.62    =     $433,551.00
  THIRD      $  24.40    X       17,002     =      $414,848.80   +      $30,773.62    =     $445,622.42
 FOURTH      $  25.13    X       17,002     =      $427,260.26   +      $30,773.62    =     $458,033.88
  FIFTH      $  25.89    X       17,002     =      $440,181.78   +      $30,773.62    =     $470,955.40
  SIXTH      $  26.66    X       17,002     =      $453,273.32   +      $30,773.62    =     $484,046.94
 SEVENTH     $  27.46    X       17,002     =      $466,874.92   +      $30,773.62    =     $497,648.54
 EIGHTH      $  28.29    X       17,002     =      $480,986.58   +      $30,773.62    =     $511,760.20
  NINTH      $  29.14    X       17,002     =      $495,438.28   +      $30,773.62    =     $526,211.90
  TENTH      $  30.01    X       17,002     =      $510,230.02   +      $30,773.62    =     $541,003.64
ELEVENTH     $  30.91    X       17,002     =      $525,531.82   +      $      -0-    =     $525,531.82

6. As of the date hereof the Lease has not been modified and is in full force and effect and there are no defaults thereunder.

7. The Base Year is the 12-month period beginning on _________, 20 ____ and ending on ____________, 20___.

8. The Tenant's Share is ___% based on the Rentable Floor Area of Tenant's Space divided by the Total Rentable Floor Area of the Building
      (i.e., _______ rentable square feet).

9.    The Building Address is _________________________________________________.

10. The amount of the unamortized costs per Section 2.4 of the Lease to be paid by Tenant in the event Tenant exercises its early termination option under Section 2.4 is $_______.

      IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Lease Commencement Date Agreement to be executed by duly authorized officials thereof, the day and year respectively set forth hereinabove.

                                 LANDLORD:

                                 MCC3, LLC

                                 By: Spaulding and Slye MCC3 LLC, manager

                                     By: Spaulding and Slye LLC, manager

                                          By: _____________________________
                                              Name:
                                              Title:

                                 TENANT:

                                 VANDA PHARMACEUTICALS, INC.

                                 By: ______________________________________
                                     Name:
                                     Title:

                                    EXHIBIT I

                       ACCEPTABLE FORM OF LETTER OF CREDIT

Irrevocable Letter of Credit No.:___________________

_______________________________, 20___

____________

____________

_____________________

Account Party: __________________________________________

Beneficiary: ____________________________________________

    Amount:            $_____________________________________ U.S. Dollars

    Expiration Date:   _______________________,____

Ladies and Gentlemen:

We hereby issue this irrevocable, unconditional letter of credit number ________ (the "CREDIT") in your favor, payable in immediately available funds in one or more draws of any sum or sums not exceeding in the aggregate ___________________ __________________________________/100 dollars ($_______________), by your draft(s) at sight in the form attached hereto as Exhibit A presented at
_______________________.

This Credit shall be automatically renewed from year to year commencing on the first anniversary of the date hereof unless we shall give 60 days prior written notice to Beneficiary, by certified mail, return receipt requested, at the address set forth above, of our intent not to renew this Credit at the expiration of such 60 day period. During such thirty (60) day period, this Letter of Credit shall remain in full force and effect and Beneficiary may draw up to the full amount hereof when accompanied by the statement described in this Credit.

We will accept any and all such representatives as authorized and any and all statements delivered hereunder as conclusive, binding and correct without having to investigate or having to be responsible for the accuracy, truthfulness, correctness, or validity thereof, and notwithstanding the claim of any person to the contrary.

Drafts presented under this Credit shall specify the number of this Credit as set forth above and shall be presented on or before the Expiration Date hereof.

This Credit is assignable and transferable and may be transferred one or more times, without charge, upon our receipt of your written notice that an agreement has been executed to transfer or assign this Credit.

We hereby engage with you that drafts drawn under and in compliance with the terms of this Credit will be duly honored upon presentation to us.

This Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, or by any document, instrument, or agreement in which this Credit is referred to, or to which this Credit relates, and any such reference shall not be deemed to incorporate herein by reference any such document, instrument or agreement.

Except as otherwise expressly stated herein, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, and to the extent not inconsistent therewith, the laws of the Commonwealth of Virginia, including without limitation, the Uniform Commercial Code in effect therein.

                                                    [BANK]

                                                    By: ________________________
                                                        Authorized Officer

                          EXHIBIT A TO LETTER OF CREDIT

                Acceptable Form of Sight Draft in Connection with
                      Irrevocable Standby Letter of Credit

To: Bank of America, N.A.

From: MCC3, LLC

Re: Irrevocable Standby Letter of Credit Number: __________________ (the "Letter of Credit")

Upon receipt of this sight draft and the original Letter of Credit:

Pay to the order of: MCC3, LLC

the amount of _______________Dollars and _____________________cents.